Exhibit 10.10

Share Sale Agreement

Openmarkets Group Limited

ACN 159 661 453

And

OMG Crypto Pty Ltd

ACN 660 155 000

EXECUTION VERSION

i

1.	Definitions and interpretation	1
1.1	Definitions	1
1.2	Interpretation	8
2.	Agreement to buy and sell Shares	9
2.1	Sale and purchase	9
2.2	Date for Completion	9
2.3	Encumbrances and rights	10
2.4	Title and risk	10
2.5	Purchase of all the Shares	10
3.	Conditions precedent	10
3.1	Conditions precedent to Completion	10
3.2	Duties in relation to Conditions	10
3.3	Fulfilment by waiver	11
3.4	Failure of Condition	11
4.	Purchase Price	11
4.1	Payment of the Purchase Price	11
4.2	Manner of payment	11
5.	Conduct pending Completion	11
5.1	Conduct of Business	11
5.2	Assistance and access for Buyer	13
5.3	Confidentiality	13
5.4	Notice of material changes	13
5.5	No discussions	13
6.	Completion	13
6.1	Time and place for Completion	13
6.2	Seller’s obligations at Completion	14
6.3	Buyer’s obligations at Completion	16
6.4	Conditions of Completion	16
6.5	Delayed delivery of Completion items	17
7.	Rights and obligations after Completion	17
7.1	Change of Seller’s Name	17
7.2	Access to Records	17
7.3	General Security Deed	18
8.	Obligations until registration of transfer	18
8.1	Buyer’s obligation to register	18
8.2	Seller’s obligations	18
8.3	Power of attorney	18
9.	Tax matters	19
9.1	Completion of Tax returns and calculations	19
9.2	Tax enquiries or audits by Government Agency	19
10.	Seller’s Warranties	20
10.1	Warranties	20

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10.2	Disclosure Material	20
10.3	Restriction on Claims	20
10.4	Buyer’s acknowledgments	20
10.5	Application of Seller’s Warranties to the Group	21
10.6	Separate warranties	21
10.7	Seller must notify breaches	21
10.8	Qualification as to knowledge	21
11.	Claiming under the Seller’s Warranties	22
11.1	Notice of Claims	22
11.2	Limitation on Claims	22
11.3	Time limits for Claims	23
11.4	Lower limits for Warranty Claims	23
11.5	Maximum amount the Buyer may recover	23
11.6	Benefits received by the Buyer	23
11.7	Impact of Tax on payments	24
11.8	Reduction in Purchase Price	24
12.	Buyer’s Warranties	24
12.1	Warranties	24
12.2	Warranties true on Completion	25
13.	Termination by Buyer before Completion	25
13.1	Termination events	25
13.2	Right of Buyer to terminate	25
13.3	Remedies cumulative	26
14.	Assistance in relation to Change of Control	26
14.1	Consent of other persons	26
14.2	Where consents not obtained	26
14.3	Third party costs	26
14.4	Disclosure of Confidential Information	26
15.	Public announcements	27
15.1	Making announcements	27
15.2	Requirements	27
16.	Confidentiality	27
16.1	Obligations of confidentiality	27
16.2	Exceptions	28
16.3	Authorised disclosure	28
16.4	Return or destruction of Confidential Information	28
16.5	Liability for breach by Recipient	29
16.6	Post Completion	29
17.	Restrictive covenant	29
17.1	Restrictions	29
17.2	Affiliates	30
17.3	Restraint Period	30
17.4	Restraint Area	30
17.5	Permitted involvement	31
17.6	Independence of restrictions	31
17.7	Severability	31

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17.8	Reasonableness of restraint	31
17.9	Legal advice	31
17.10	Injunction	32
18.	Dispute resolution	32
18.1	Delivering a dispute notice	32
18.2	Parties must negotiate	32
18.3	Referral to expert	32
18.4	Determination by Expert	33
18.5	Obligations of parties	33
18.6	Other proceedings	34
19.	GST	34
19.1	Definitions	34
19.2	Consideration is GST exclusive	34
19.3	Payment of GST	34
19.4	Reimbursement of expenses	34
20.	General	35
20.1	Nature of obligations	35
20.2	Time of the essence	35
20.3	Entire understanding	35
20.4	Survival of obligations	35
20.5	No adverse construction	35
20.6	Further assurances	35
20.7	No waiver	36
20.8	Severability	36
20.9	Successors and assigns	36
20.10	No assignment	36
20.11 Consents and approvals		36
20.12	No variation	36
20.13 Costs		36
20.14	Duty	37
20.15	Governing law and jurisdiction	37
20.16	Notices	37
20.17	Counterparts	38
20.18	Execution and delivery	38
20.19	Conflicting provisions	38
20.20	No merger	38
20.21	No right of set-off	38
20.22	Relationship of parties	38

Schedule 1 - Share Details		39
Schedule 2 - Corporate Details		40
Schedule 3- Conditions Precedent		43
Schedule 4 - The Seller’s Warranties		45
Schedule 5 - The Disclosure Material		46
Schedule 6- Run-off Costs		82
Annexure 1 - Specific Security Deed		83
Annexure 2 - Transitional and Shared Services Agreement		84
Annexure 3- General Security Deed		86

1

Share Sale Agreement

Date 25 August 2022

Parties

1.	Openmarkets Group Limited ACN 159 661 453 of Level 40, 225 George Street, Sydney NSW 2000 (OMG or Seller);

2.	OMG Crypto Pty Ltd ACN 660 155 000 of Level 40, 225 George Street, Sydney NSW 2000 (Buyer)

Background

A	The Shares are owned by the Seller as set out in Schedule 1.

B.	The Buyer agrees to buy and the Seller agrees to sell the Shares on the terms and conditions as set out in this Agreement.

Agreed terms

1.	Definitions and interpretation

1.1	Definitions

In this Agreement:

Accounting Standards means:

(a)	the accounting standards made by the Australian Accounting Standards Board in accordance with the Corporations Act, and the requirements of that Act relating to the preparation and content of financial statements; and

(b)	generally accepted accounting principles that are consistently applied in Australia, except those inconsistent with the standards or requirements referred to in paragraph (a);

Accounts Date means 30 June 2021;

AFSL means Australian Financial Services Licence;

Agreement means this document, any schedules and any annexures;

Agreement Date means the date of this Agreement;

ASIC means the Australian Securities and Investment Commission;

Associate has the same meaning as “associate” in the Corporations Act and includes a person deemed to be an associate of a designated body (within the meaning of section 12 of the Corporations Act);

ASX means ASX Limited ACN 008 624 691;

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Business means the businesses carried on by each of the Companies respectively, including:

(a)	in relation to OMH, the business of participating in a financial clearing and settlement facility or Financial Market;

(b)	in relation to Cannon, the enterprise APls and algorithmic trading tools; and

(c)	in relation to OMRA Fund, acting as the trustee of the Openmarkets Regulatory Arbitrage Fund.

Business Day means a day that is not a Saturday, Sunday, public holiday or bank holiday in Sydney, Australia;

Business IP has the same meaning as given to it in the Cannon Share Sale Agreement;

Business Premises means any premises on or from which the Seller operates the Business, including each Property;

Calculation Time means 5.00 pm on the Completion Date;

Cannon means Cannon Trading Pty Ltd ACN 619 836 314;

Cannon Share Sale Agreement means the agreement entered into between the Cannon and the Seller dated 19 November 2021 for the sale and purchase of all the issued share capital in Cannon;

Change of Control means, in relation to a body corporate, the occurrence of an event or circumstance where a person who is not presently able to Control that body corporate becomes able to Control it;

Claim includes a claim, notice, demand, action, proceeding, litigation, prosecution, arbitration, investigation, judgment, award, damage, loss, cost, expense or liability however arising, whether present, unascertained, immediate, future or contingent, whether based in contract, tort or statute and whether involving a Third Party or a party to this Agreement or otherwise;

Companies mean each of:

(a)	Cannon;

(b)	OMRA Fund; and

(c)	OMH,

details of which are set out in Schedule 2 and Company means any one of them;

Completion means the completion of the sale and purchase of the Shares in accordance with clause 6;

Completion Date means the date on which Completion occurs;

Conditions means the conditions referred to in clause 3 and specified in Schedule 3;

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Confidential Information means:

(a)	the terms of this Agreement and its subject matter, including Information submitted or disclosed by a party during negotiations, discussions and meetings relating to this Agreement;

(b)	Information that at the time of disclosure by a Disclosing Party is identified to the Receiving Party as being confidential; and

(c)	all other Information belonging or relating to a Disclosing Party, or any Related Entity of that Disclosing Party, that is not generally available to the public at the time of disclosure other than by reason of a breach of this Agreement or which the Receiving Party knows, or ought reasonably to be expected to know, is confidential to that Disclosing Party or any Related Entity of that Disclosing Party;

Control means, in relation to a body corporate, where a person is able to do any of the following things (whether alone or together with any Associates and whether directly or indirectly or through one or more intervening persons, companies or trusts):

(a)	determine the composition of more than one half of the body’s board of directors;

(b)	determine the outcome of decisions of the body’s board of directors (either because the board is accustomed to act in accordance with that person’s directions or otherwise);

(c)	be in a position to cast, or control the casting of, more than one half of the maximum number of votes that might be cast at a general meeting of the members of the body or its ultimate holding company; or

(d)	hold or have a beneficial interest in more than one half of the issued share capital of the body or its ultimate holding company;

Controller means, in relation to a person:

(a)	a controller (as defined in the Corporations Act), receiver, receiver and manager, administrator, liquidator (whether provisional or otherwise) of that person or that person’s property or any other person (however described) holding or appointed to an analogous office or acting or purporting to act in an analogous capacity; or

(b)	anyone else who (whether or not as agent for the person) is in possession, or has control, of that person’s property to enforce an Encumbrance;

Corporations Act means the Corporations Act 2001 (Cth);

Data Room means the online data room hosted at Digify under the name “OMG Data Room” as at the Calculation Time;

Disclosing Party means the party to whom Information belongs or relates;

Disclosure Material means the letter from the Seller to the Buyer set out in Schedule 5 containing the specific disclosures in respect of the Seller’s Warranties;

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Due Diligence Investigation means the process under which the Seller disclosed or discloses Information to and responded or responds to enquiries made by or on behalf of the Buyer regarding the Seller, the Group and the Business before the Agreement Date,

(a)	Information contained in the Data Room established by the Seller provided as at the Calculation Time, together with the provision of any form of removable media containing any such Information;

(b)	disclosure of financial Information provided to the Buyer or its financial advisers;

(c)	written presentations, if any, provided to the Buyer or its advisers by representatives of the Seller;

(d)	the provision of any other written Information by the Seller or its advisers to the Buyer or its advisers;

(e)	the provision of written Information by the Buyer to the Seller or its advisers; and

(f)	the provision of written answers to questionnaires and requests for Information;

Encumbrance means:

(a)	any:

(i)	legal or equitable interest or power created, arising in or reserved in or over an interest in any property or asset; or

(ii)	security for payment of money, performance of obligations or protection against default (including a mortgage, bill of sale, charge, lien, pledge, trust, power or retention of title arrangement, right of set-off, assignment of income, garnishee order, monetary claim and flawed deposit arrangement);

(b)	any thing or preferential interest or arrangement of any kind giving a person priority or preference over claims of other persons with respect to any property or asset;

(c)	a PPSA Security Interest; or

(d)	any agreement or arrangement (whether legally binding or not) to grant or create anything referred to in paragraphs (a), (b) or (c);

Financial Market has the meaning given to that term in the Corporations Act;

General Security Deed means general security deed to be entered into by OMG and each of the Group Companies, under which each of the Group Companies grants a security interest over its assets, in the form of Annexure 3.

Government Agency means any government or any public, statutory, governmental (including a local government), semi-governmental or judicial body, entity, department or authority and includes any self-regulatory organisation established under statute;

Group means the Companies and their respective wholly owned Subsidiaries, details of which are set out in Schedule 2;

Group Company means any one of the companies comprising the Group;

GST has the meaning given to that term in A New Tax System (Goods and Services Tax) Act 1999 (Cth);

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Information means any information, whether oral, graphic, written or in any other form, including:

(a)	forms, memoranda, letters, specifications, processes, procedures, statements, formulae, technology, inventions, trade secrets, research and development information, know how, designs, plans, photographs, microfiche, business records, notes, accounting procedures or financial information, sales and marketing information, names and details of customers, suppliers and agents, employee details, reports, drawings and data;

(b)	copies and extracts made of or from that information and data, whether translated from the original form, recompiled, partially copied, modified, updated or otherwise altered; and

(c)	samples or specimens (if any) disclosed either before or after execution of this Agreement;

Insolvency Event means, in respect of a party, any one or more of the following events or circumstances:

(a)	a winding up, dissolution, liquidation, provisional liquidation, administration or bankruptcy;

(b)	having a Controller or analogous person appointed to it or any of its property;

(c)	being unable to pay any of its debts as and when due and payable or being deemed to be insolvent under any provision of the Corporations Act or any other Law;

(d)	seeking protection from its creditors under any Law, entering into a compromise, moratorium, assignment, composition or arrangement with, or for the benefit of, any of its members or creditors;

(e)	any analogous event or circumstance to those described in paragraphs (a) to (d) under any Law; or

(f)	taking any step or being the subject of any action that is preparatory to, or reasonably likely to result in, any of the above,

unless such event or circumstance occurs as part of a solvent reconstruction, amalgamation, compromise, arrangement, merger or consolidation approved by the other party (which approval is not to be unreasonably withheld or delayed);

Law means:

(a)	principles of law or equity established by decisions of courts;

(b)	statutes, regulations or by-laws of the Commonwealth of Australia or any State or Territory of the Commonwealth of Australia or a Government Agency; and

(c)	requirements and approvals (including conditions) of the Commonwealth of Australia or any State or Territory of the Commonwealth of Australia or a Government Agency that have the force of law;

Liability includes all liabilities, losses, damages, costs, interest, fees, penalties, fines, assessments, forfeiture and expenses of whatever description (whether actual, contingent or prospective);

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OMAL means Openmarkets Australia Limited ACN 090 472 012;

OMRA Fund means OMRA Fund Pty Ltd ACN 643 757 751;

OMH means Openmarkets (Holdings) Pty Ltd ACN 162 523 211;

Openmarkets Regulatory Arbitrage Fund means the unit trust established by trust deed dated 8 September 2020 between OMRA Fund and the unitholders of the unit trust;

Permitted Disposal means:

(a)	a disposal under a Permitted Encumbrance;

(b)	a disposal of an obsolete asset where the disposal is on arm’s length terms (unless the asset is subject to an Encumbrance);

(c)	a disposal of an asset which is replaced by one or more assets having similar function and of comparable or superior type, value and quality; or

(d)	any other disposal made with the prior consent of the Buyer;

Permitted Encumbrance means:

(a)	every lien created or arising by operation of law in the ordinary course of trading securing an obligation that is not yet due;

(b)	every lien for the unpaid balance of moneys owing for repairs;

(c)	any Encumbrance arising under any retention of title arrangement or conditional sale arrangement in favour of any supplier in respect of goods acquired in the ordinary course of business on the normal commercial terms of the supplier;

(d)	an Encumbrance provided for by one of the following transactions if the transaction does not secure payment or performance of an obligation:

(i)	a transfer of an account or chattel paper; or

(ii)	a commercial consignment; or

(iii)	a PPS Lease (as that term is defined in the PPSA); or

(iv)	a PPSA Security Interest arising in the ordinary course of trade;

(e)	any Encumbrance created or arising with the prior written consent of the Buyer given before it is created or arises; or

(f)	any Encumbrance which is collateral to those items listed in paragraphs (a) to (e);

PFG means Partners For Growth V, L.P.;

PPS Law means the PPSA and any amendment made at any time to any other law as a consequence of the PPSA;

PPSA means the Personal Property Securities Act 2009 (Cth);

PPSA Security Interest means a security interest as defined in the PPSA;

Purchase Price means the sum of $16 million as set out in clause 4;

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Receiving Party means the party to whom Information is disclosed or who possesses or otherwise acquires Information belonging or relating to a Disclosing Party;

Records means the originals and copies, in machine readable, electronic, printed or any other readable form, of all files, reports, records, accounts, registers, correspondence, documents and other material relating to or used by any Group Company or the Business, including:

(a)	sales literature, market research reports, brochures and other promotional material (including printing blocks, negatives, soundtracks and associated materials);

(b)	sales and purchasing records;

(c)	lists of all clients, suppliers and customers;

(d)	financial records and accounts including ledgers, journals and books of account;

(e)	trading records;

(f)	records of wages, employment benefits and other payroll and personnel information;

(g)	stationery; and

(h)	all other data, however recorded, owned or used by any Group Company or the Seller which relates to any Group Company or the Business;

Related Body Corporate has the meaning given to that term in the Corporations Act;

Related Entity has the meaning given to that term in the Corporations Act;

Run-off Costs means all liabilities and other obligations forecast to be due and payable by the entities not sold to the buyer; including (but not limited to) the balance on any lease or license obligation in respect of a Business Premises; payments to the Australian Taxation Office, legal, accounting, regulatory fees, costs, disbursements and expenses as is reasonably determined by the Seller pursuant to Schedule 6;

Seller Warranties means the warranties contained in Schedule 4;

Shares means all the shares (of any class) in the capital of the Companies held by the Seller immediately before Completion, as specified in Schedule 1;

Specific Security Deed means the specific security deed in respect of the Seller’s security over the Shares following Completion to be entered into by the Buyer and the Seller, in the form attached to this Agreement as Annexure 1;

Stamp Duty means any stamp, transaction or registration duty or similar charge imposed by any Government Agency and includes any interest, fine, penalty, charge or other amount in respect of the above but excludes any goods and services tax;

Subsidiary has the meaning given to that term in the Corporations Act;

Sunset Date means 29 August 2022;

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Tax, Taxes or Taxation means all forms of present and future taxes, excise, stamp or other duties, imposts, deductions, charges, withholdings, rates, levies or other governmental impositions imposed, assessed or charged by any Government Agency, together with all interest, penalties, fines, expenses and other additional statutory charges relating to any of them, imposed or withheld by a Government Agency;

Tax Act means the Income Tax Assessment Act 1936 (Cth), the Income Tax Assessment Act 1997 (Cth) or the Taxation Administration Act 1953 (Cth) as the case may be;

Tax Law means any Law relating to Tax;

Third Party means a person who is not a party to this Agreement;

Third Party Claim means a Claim made or threatened by a Third Party against the Buyer, any Group Company or the Seller, but excluding any Claim in respect of which clause 11.2 applies;

Transitional and Shared Services Agreement means the transitional and shared services agreement to be entered into by the Buyer and OMG as at Completion, in the form attached to this Agreement as Annexure 2;

Twitter means the online social networking and microblogging service at the address https://twitter.com/;

Twitter Account means the account on Twitter for the Business at the address https://twitter.com/OMGroupAU;

Warranty Claim means any Claim by the Buyer (or any person making a Claim through or on behalf of the Buyer) against the Seller for breach of any of the Seller’s Warranties; and

Website means https://openmarkets.group/.

1.2	Interpretation

In this Agreement, unless the context requires otherwise:

(a)	the singular includes the plural and vice versa;

(b)	a gender includes the other genders;

(c)	the headings are used for convenience only and do not affect the interpretation of this Agreement;

(d)	other grammatical forms of defined words or expressions have corresponding meanings;

(e)	a reference to a document includes the document as modified from time to time and any document replacing it;

(f)	a reference to a party is to a party to this Agreement and a reference to a party to a document includes the party’s executors, administrators, successors and permitted assigns and substitutes;

(g)	if something is to be or may be done on a day that is not a Business Day then it must be done on the next Business Day;

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(h)	the word “person” includes a natural person, partnership, body corporate, association, government or local authority, agency and any body or entity whether incorporated or not;

(i)	the word “month” means calendar month and the word “year” means 12 months;

(j)	the words “in writing” include any communication sent by letter, facsimile transmission or email or any other form of communication capable of being read by the recipient;

(k)	a reference to a thing includes a part of that thing;

(l)	a reference to all or any part of a statute, rule, regulation or ordinance (statute) includes that statute as amended, consolidated, re-enacted or replaced from time to time;

(m)	wherever “include”, “for example” or any form of those words or similar expression is used, it must be construed as if it were followed by “(without being limited to)”;

(n)	money amounts are stated in Australian currency;

(o)	a reference to time is to Sydney, Australia time;

(p)	a reference to any agency or body, if that agency or body ceases to exist or is reconstituted, renamed or replaced or has its powers or functions removed (defunct body), means the agency or body that performs most closely the functions of the defunct body;

(q)	any agreements, representation, warranty or indemnity in favour of two or more parties (whether those parties are included in the same defined term or not) is for the benefit of them jointly and separately; and

(r)	any agreements, representation, warranty or indemnity by two or more parties (whether those parties are included in the same defined term or not) binds them jointly and separately.

2.	Agreement to buy and sell Shares

2.1	Sale and purchase

On and subject to the terms of this Agreement:

(a)	the Seller as legal and beneficial owners agree to sell the Shares to the Buyer; and

(b)	the Buyer agrees to purchase the Shares from the Seller.

2.2	Date for Completion

Completion must occur on the date that is the later of:

(a)	2 Business Days after the first date by which all Conditions have been fulfilled (or waived under clause 3.3); and

(b)	the date on which any period or periods for which the Buyer delays Completion under clause 13.2(e) expires.

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2.3	Encumbrances and rights

The Seller must transfer the Shares to the Buyer at Completion:

(a)	free from any Encumbrance; and

(b)	together with all benefits and rights, including dividend and voting rights, attached or accrued to them on or after the Agreement Date.

2.4	Title and risk

The title to and the risk of the Shares:

(a)	until Completion, remains solely with the Seller; and

(b)	on and from Completion, passes from the Seller to the Buyer.

2.5	Purchase of all the Shares

The Seller needs not complete the sale, and the Buyer need not complete the purchase, of any of the Shares unless the sale and purchase of all the Shares is completed simultaneously.

3.	Conditions precedent

3.1	Conditions precedent to Completion

Completion is conditional on each of the Conditions set out in item 1 of Schedule 3 being fulfilled, or waived under clause 3.3, on or before Sunset Date or any other date agreed by the Seller and the Buyer in writing.

3.2	Duties in relation to Conditions

(a)	Each party must use its reasonable endeavours to ensure that the Conditions referred to in clause 3.1 are fulfilled or waived on or before the date specified in that clause.

(b)	Each party must:

(i)	supply each other party with copies of all applications made and documents supplied for the purpose of fulfilling any Condition;

(ii)	not take any action that would, or would be likely to, prevent or hinder the fulfilment of any Condition; and

(iii)	within 2 Business Days of a party becoming aware that a Condition has been fulfilled, notify the other parties in writing of that fact.

(c)	Nothing in this clause 3 requires a party to waive a Condition under clause 3.3 or accept unreasonable conditions or requirements imposed by Third Parties to satisfy any Condition.

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3.3	Fulfilment by waiver

A Condition may be waived only:

(a)	where the Condition is expressed to be for the benefit of a particular party, if that party gives notice of waiver of the Condition to the other parties; or

(b)	otherwise, if the Seller and the Buyer agree in writing to waive the Condition, but only to the extent set out in the waiver.

3.4	Failure of Condition

Either the Buyer or the Seller may, if not otherwise in breach of this Agreement, terminate this Agreement by giving notice to all other parties at any time before Completion if:

(a)	a Condition is not fulfilled (or waived under clause 3.3) before 5.00 pm on the Sunset Date; or

(b)	a Condition having been fulfilled, that Condition does not remain fulfilled in all respects at all times until Completion.

4.	Purchase Price

4.1	Payment of the Purchase Price

(a)	In consideration of the Seller agreeing to sell the Shares to the Buyer, the Buyer must pay the Purchase Price to the Seller in the following instalments:

(i)	$7.0 million on Completion;

(ii)	$2.0 million on 31 October 2022; and

(iii)	$7.0 million on 30 November 2022.

(b)	On and from Completion, the Buyer will pay all Run-off Costs of the Seller up until 30 September 2024 up to a maximum of $4.8 million to assist with an orderly wind-down of the Seller and its subsidiaries after Completion.

4.2	Manner of payment

All payments of any nature to the Seller under this Agreement must be made:

(a)	unless otherwise specified in this Agreement, to the Seller or to the person or persons and in the manner that the Seller direct in writing not less than 2 Business Days before the due date for payment; and

(b)	by bank cheque, electronic transfer to an account or accounts nominated by the Seller or otherwise in cleared funds.

5.	Conduct pending Completion

5.1	Conduct of Business

Except as otherwise provided in this Agreement, the Seller must ensure that from the Agreement Date until Completion, each Group Company:

(a)	manages and conducts its respective Business in the ordinary course of the Business, in a manner comparable to that in which it was conducted for the 12 month period before the Agreement Date and with all due care and in accordance with normal and prudent practice (having regard to the nature of the Business and past practice and so as to comply with all applicable Laws);

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(b)	maintains and complies with the terms and conditions of all regulatory approvals, licences and permits issued by any Government Agency required to operate its respective Business (including ensuring that OMAL’s AFSL is not suspended, cancelled or varied and that a responsible manager is appointed to it at all times);

(c)	uses its reasonable endeavours to maintain the value of the Business;

(d)	protects and maintains each of its assets, including, where applicable, registering PPSA Security Interests in accordance with the PPSA;

(e)	does not, unless required or contemplated by this Agreement, or unless the Buyer first consents in writing:

(i)	enter into any material contract or commitment or terminate or alter any term of any such contract or commitment;

(ii)	incur any Liabilities of $100,000 or more;

(iii)	dispose of, agree to dispose of, Encumber or grant an option over any of that Group Company’s assets (including the shares held by it in any Subsidiary) or any interest in those assets except:

(A)	in the ordinary course of the Business, and (where applicable) in accordance with the PPS Law with the Buyer’s written consent; or

(B)	in the case of Permitted Disposals and Permitted Encumbrances;

(iv)	sell, or materially alter the nature of, the Business which that Company conducts;

(v)	except in the ordinary course of the Business, engage any new employee, terminate the employment of any employee or alter the terms of employment (including the terms of superannuation or any other benefit) of any employee, or offer to do any of those things;

(vi)	provide or grant any guarantee, PPSA Security Interest (except in the ordinary course of business) or any other security to any Third Party;

(vii)	borrow money, increase the amount of existing borrowings or draw on any credit lines other than under existing credit facilities;

(viii)	issue, agree to issue or grant any option to issue any equity or loan securities or any security convertible into any such securities in any of the Group Companies;

(ix)	issue any shares, or options to take up unissued shares, in the capital of that Group Company;

(x)	alter or agree to alter its constitution; or

(xi)	pass any special resolution.

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5.2	Assistance and access for Buyer

Until Completion, the Seller must:

(a)	ensure that each Group Company gives the Buyer, and any person who has the Buyer’s written authority, full and free access during normal business hours to any premises at which the Group Company carries on the Business and any other activities and allow any of those persons to observe the conduct of the Business and those activities;

(b)	supply to the Buyer, and any person who has the Buyer’s written authority, any information or document in its possession or control reasonably requested concerning a Group Company or the Business;

(c)	allow the Buyer to communicate with existing clients and suppliers of the Business with the approval of the Seller, such approval not to be unreasonably withheld or delayed;

(d)	assist the Buyer, at the Buyer’s request, to gain knowledge concerning and become familiar with the Group, its affairs and the Business; and

(e)	allow the Buyer to investigate the accuracy of the Seller’s Warranties.

5.3	Confidentiality

Clause 16 applies to any Confidential Information obtained by the Buyer or any person authorised by it under clause 5.2.

5.4	Notice of material changes

Where before Completion an event occurs that has, or may have, a material effect on the prospects, operation, profitability or value of any Group Company or the value of the Shares, the Seller must, immediately on becoming aware of that event, give notice to the Buyer fully describing the event. Nothing in this clause limits the Buyer’s rights under clause 13 or otherwise.

5.5	No discussions

Until Completion, the Seller must not solicit or respond to any enquiries or proposals by any person, other than the Buyer, concerning an acquisition of any Shares.

6.	Completion

6.1	Time and place for Completion

Completion must occur on the date determined under clause 2.2 at:

(a)	the offices of OMG at 11:00am; or

(b)	any other place or time agreed in writing between the Seller and the Buyer.

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6.2	Seller’s obligations at Completion

On or before Completion the Seller must:

(a)	deliver or cause to be delivered to the Buyer:

(i)	an electronic copy of the contents of the Data Room as at the Calculation Time on a USB or sent via a link in the form agreed by the Buyer;

(ii)	a duly executed transfer of the Shares in favour of the Buyer in registrable form;

(iii)	share certificates (or certificate of indemnity for a lost or destroyed certificate in agreed form) in respect of all of the Shares;

(iv)	duly executed written instruments irrevocably waiving in favour of the Buyer all pre-emptive rights (if any) which any person other than a Seller has in respect of any of the Shares;

(v)	any consents, waivers or documents necessary to evidence to the Buyer’s satisfaction that each of the Conditions has been and remains fulfilled or waived under clause 3.3;

(vi)	to the extent they relate to a Group Company, the constitution, certificate of incorporation or registration (including any certificate of incorporation or registration on change of name), common seal (if any), all statutory registers, minute books and other records of directors’ and shareholders’ meetings of each Group Company in proper order and condition, fully entered up to the Completion Date and otherwise complying with all requirements under the Law;

(vii)	the ASIC corporate key for each Group Company;

(viii)	to the extent they relate to a Group Company, all cheque books, financial and accounting books and Records, copies of Taxation returns lodged and assessments issued under the Tax Act, fringe benefits tax returns, business activity statements, land tax assessments, mortgages, leases, agreements, insurance policies, title documents, licences, certificates and all other Records;

(ix)	a duly completed authority for the alteration of the signatories of every bank account of each Group Company in the manner required by the Buyer;

(x)	an original counterpart of the Specific Security Deed duly executed by the Seller;

(xi)	an original counterpart of the Transitional and Shared Services Agreement duly executed by the Seller;

(xii)	all current permits, licences and other documents issued to each Group Company under any Law relating to its business activities;

(xiii)	all usernames, logins and passwords for any Group Company’s online registrations including the ASIC key for each business name, the domain name registration for each domain name and the usernames and passwords for the Twitter Account; and

(xiv)	duly executed releases and discharges of all Encumbrances or other Third Party interests registered against the Shares or any other securities or assets of the Companies, each being in a form reasonably acceptable to the Buyer;

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(b)	cause circulating resolutions of the directors of each Group Company to be passed in which:

(i)	the registration of the transfer to the Buyer of the Shares is, subject to payment of any Stamp Duty on them, approved;

(ii)	the persons nominated in writing for that purpose by the Buyer and who have consented to so act, are appointed as directors, secretary and public officer of that Group Company; and

(iii)	the existing directors, alternate directors, secretary and public officer of each Group Company resign in writing from their respective offices with effect from Completion (without any payment as compensation for loss of office or otherwise);

(iv)	with effect from Completion, the registered office of each Group Company is changed to the address requested by the Buyer; and

(v)	all other action necessary to place the Buyer in operating control of the Group with effect from Completion is taken or done;

(c)	deliver to the Buyer a letter (in the form required by the Buyer) signed by each resigning officer (including any alternate directors) of a Group Company and acknowledging that they have no Claim against any Group Company for breach of contract, loss of office, redundancy, unfair dismissal, compensation, payment or repayment of loans or otherwise except payments properly payable to them as an employee for accrued and unpaid salary, allowances, benefits, superannuation, holiday pay and long service leave up to and including the Completion Date;

(d)	subject to any consent required from ASIC (which, if required, must be sought by the Seller before Completion), cause the resignation of the auditors of each Group Company with effect from Completion with a written acknowledgment from the auditors confirming that they have no outstanding Claims of any nature against any Group Company;

(e)	ensure that all matters or actions necessary to give effect to the resolutions of each Group Company passed in accordance with clause 6.2(b) are done or taken;

(f)	pay to the Companies the following amounts (if any) paid by or accrued in the accounts of the Companies:

(i)	any commissions or finders fees related to or in any way connected with the transactions contemplated by this Agreement;

(ii)	any legal, accounting or other professional adviser’s costs related to or in any way connected with the transactions contemplated by this Agreement; and

(iii)	any other costs of the Seller relevant to the transactions contemplated by this Agreement that have been paid by or accrued in the accounts of the Companies; and

(g)	do all other acts and execute all other documents that this Agreement requires the Seller to do or execute at Completion.

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6.3	Buyer’s obligations at Completion

At Completion the Buyer must:

(a)	provide any consents, waivers or documents necessary to evidence to the Seller’s satisfaction that each of the Conditions has been and remains fulfilled (or waived under clause 3.3);

(b)	deliver or cause to be delivered to the Seller:

(i)	an original counterpart of the Specific Security Deed duly executed by the Buyer; and

(ii)	an original counterpart of the Transitional and Shared Services Agreement duly executed by the Buyer;

(c)	pay the Purchase Price, or that part of the Purchase Price as is required to be paid at Completion, to the Seller in accordance with clause 4.1, increased or decreased by all allowances and payments required by this Agreement to be made to or by the Buyer at Completion;

(d)	cause sufficient instruments of consent to be available to allow each Group Company to pass the resolutions required by clause 6.2(b)(ii); and

(e)	do all other acts and execute all other documents that this Agreement requires the Buyer to do or execute at Completion.

6.4	Conditions of Completion

(a)	The obligations of the Buyer and the Seller under this clause 6 (other than a requirement that has been waived under clause 6.5) are interdependent. Completion is conditional on, and will not be taken to have occurred until, both the Buyer and the Seller have complied with all of their respective obligations under this clause 6 (other than a requirement that has been waived under clause 6.5).

(b)	If either the Seller or the Buyer fail to fully comply with their obligations under this clause 6 and Completion does not occur, then the other of them may terminate this Agreement by giving notice to all other parties and each of the Seller and the Buyer must promptly:

(i)	return to the other all documents delivered to it under this clause 6;

(ii)	repay to the other all payments received by it under this clause 6; and

(iii)	do everything reasonably required by the other to reverse any action taken under this clause 6,

without prejudice to any other rights any party may have in respect of that failure.

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6.5	Delayed delivery of Completion items

The Buyer may by notice given to the Seller on or before Completion, waive the requirement of the Seller to comply with one or more of the requirements referred to in clause 6.2, in which case Completion will still occur and the Seller is not required to comply with the requirements specified in the notice on or before Completion, but instead must comply with:

(a)	those requirements as soon as reasonably possible after Completion; and

(b)	any conditions to the Buyer’s waiver set out in the notice,

and the Seller must indemnify the Buyer against any Claim or Liability that the Buyer or the Companies pay, suffer, incur or are liable for as a result of those requirements not being complied with on or before Completion.

7.	Rights and obligations after Completion

7.1	Change of Seller’s Name

The Seller will take all steps reasonable necessary to change the Seller’s name (as soon as reasonably practicable after Completion) to one which does not include words forming part of:

(a)	the corporate name of any Group Company;

(b)	any of the trade marks of any Group Company; or

(c)	any of the business names of any Group Company,

or any other words that may be misleading or deceptively similar to or likely to be confused with any of them and must provide evidence to the Buyer of the same.

7.2	Access to Records

(a)	The Seller may retain after Completion copies of any Records necessary for the Seller to comply with any applicable Law (including Tax Law) and to prepare Tax and other returns required of each of the Seller by Law.

(b)	The Buyer must ensure that each Group Company retains all Records required to be retained by Law existing at Completion for the period that they are required to be retained by Law after Completion.

(c)	Without limiting clause 7.2(a), the Buyer must ensure that each Seller is promptly afforded reasonable access to the Records referred to in clause 7.2(b) on reasonable request by the Seller for the purpose of enabling the Seller to do all or any of the following:

(i)	comply with any applicable Law (including a Tax Law);

(ii)	prepare any financial statement or Tax return; and

(iii)	defend or deal with any Claim against the Seller.

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7.3	General Security Deed

Within 30 days of Completion, the Buyer must deliver or cause to be delivered to the Seller, the original General Security Deeds duly executed by the Buyer and the Group Companies.

8.	Obligations until registration of transfer

8.1	Buyer’s obligation to register

The Buyer must ensure that registration of the transfer of the Shares to the Buyer takes place as soon as possible after Completion.

8.2	Seller’s obligations

After Completion and until the Shares are registered in the name of the Buyer, the Seller must convene and attend meetings of a Company, vote at those meetings and take all other action as registered holder of the Shares as the Buyer may lawfully require from time to time by notice to the Seller.

8.3	Power of attorney

(a)	The Seller appoints the Buyer to be the Seller’s attorney for the purposes set out in this clause 8 from Completion until the Shares are registered in the Buyer’s name.

(b)	The Buyer may do in the name of the Seller and on the Seller’s behalf everything necessary or expedient, and in compliance with the Law, to:

(i)	transfer the Shares to the Buyer;

(ii)	exercise any rights, including rights to appoint a proxy or representative and voting rights, attaching to the Shares;

(iii)	receive any dividend or other entitlement paid or credited to the Seller on or after Completion in respect of the Shares; and

(iv)	do any other act or thing in respect of the Shares or a Company.

(c)	All acts and things done by the Buyer in exercising powers under this power of attorney will be as valid as if they had been done by the Seller and the Seller must ratify and confirm whatever the Buyer does in exercising powers under this power of attorney.

(d)	The Seller acknowledges and agrees that this power of attorney in favour of the Buyer is given for valuable consideration and is irrevocable until the Shares are registered in the name of the Buyer.

(e)	On registration of the Shares in the Buyer’s name, the powers conferred on the Buyer under this clause 8.3 immediately cease.

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9.	Tax matters

9.1	Completion of Tax returns and calculations

(a)	As soon as practicable after Completion, the Buyer must procure that the Companies prepare all Tax returns that have not been lodged for periods of account concluded before Completion and deliver a copy in draft form to the Seller.

(b)	For any period of account which commences before but ends on or after Completion, the Buyer must as soon as practicable after the end of that period, procure that the Companies prepare a Tax return for that period and deliver a copy in draft form to the Seller.

(c)	Both the Seller and the Buyer must co-operate fully with each other in the preparation of each Tax return referred to in clauses 9.1(a) and 9.1(b).

(d)	A Tax return referred to in clause 9.1(a) must not be filed with the relevant Government Agency until:

(i)	the relevant Seller has agreed to the substance of the Tax return, and in this regard, the relevant Seller has 10 Business Days from receipt of the Tax return (Revision Period) to notify the Buyer of any revisions sought (Revision Notice);

(ii)	the Revision Period lapses and no Revision Notice has been received by the Buyer; or

(iii)	the Revision Period lapses after the relevant Seller give a Revision Notice but any revision suggested has not been agreed to by the Buyer within 5 Business Days after the end of the Revision Period, in which the Seller and Buyer must refer the matter to an Expert for determination under clause 18 and the Tax return to be lodged by the Companies will be amended as required to reflect the Expert’s determination of the Tax treatment.

9.2	Tax enquiries or audits by Government Agency

(a)	If the Buyer or any Group Company receives any written communication or notice from any Government Agency of any enquiry, including any request for information, notice to produce documents, audit, review or request for a meeting (Tax Enquiry):

(i)	relating to the Group Company;

(ii)	wholly or partially in relation to the period before Completion; and

(iii)	that is likely to lead to a circumstance as a result of which the Buyer, would, or would be likely to, make a Warranty Claim,

then the Buyer or the Group Company must promptly notify the Seller of that fact in writing within 10 Business Days after receipt of the Tax Enquiry.

(b)	Where a Tax Enquiry relates wholly to the period before Completion, the Seller may:

(i)	control all discussions and communications with the relevant Government Agency in relation to the Tax Enquiry; and

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(ii)	conduct, defend and settle any issue against or in respect of the Group Company, and the Buyer and the Group Company must, at the request of the Seller, provide all such assistance as is reasonably necessary to defend or assist in the defence of the Tax Enquiry.

(c)	Where a Tax Enquiry concerns both the period before and the period after Completion, then the Seller and the Buyer must, and the Buyer must cause the Companies to, co-operate fully with each other to:

(i)	undertake discussions and communications with the relevant Government Agency in relation to the Tax Enquiry; and

(ii)	conduct, defend and settle any issue against any Group Company.

(d)	The rights of the Seller under clauses 9.2(b) and 9.2(c) are conditional on the Seller having confirmed in writing that it will indemnify the Buyer and the Group against any loss or reasonable costs and expenses that they may suffer or incur as a result of them providing assistance to the Seller under those clauses.

(e)	For the avoidance of doubt, the Buyer and the Group have full control of all other Tax Enquiries concerning the Group for periods of account commenced on or after Completion.

10.	Seller’s Warranties

10.1	Warranties

Each Seller warrants and represents to the Buyer as an inducement to the Buyer to enter into this Agreement that, subject to the limitations in this clause 10 and clause 11, each of the Seller’s Warranties is true and accurate, and not misleading or deceptive, at the Agreement Date and, except as expressly stated, will be true, accurate and not misleading or deceptive at Completion.

10.2	Disclosure Material

The Buyer acknowledges that the Seller’s Warranties are qualified and limited by:

(a)	all information fully and fairly disclosed in the Disclosure Material or the Due Diligence Investigations; or

(b)	provided for or described in this Agreement.

10.3	Restriction on Claims

The Buyer must not make a Warranty Claim, and the Seller will not be in breach of a Warranty, to the extent the Warranty is qualified and limited in accordance with clause 10.2.

10.4	Buyer’s acknowledgments

The Buyer acknowledges and agrees that:

(a)	except as expressly stated in the Warranties, neither the Seller nor any person acting on behalf of or associated with the Seller has made any representations or given any advice, warranty, undertaking, promise or forecast of any kind in relation to a Group Company, the Business, or any other matter;

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(b)	no representation, advice, warranty, undertaking, promise or forecast has:

(i)	induced or influenced the Buyer to enter into, or agree to any terms or conditions of, this Agreement; or

(ii)	been relied on in any way as being accurate by the Buyer;

except those expressly set out in this Agreement;

(c)	before entering into this Agreement, it did not know of anything that may result in a Warranty Claim other than as disclosed in the Disclosure Material or the Due Diligence Investigations; and

(d)	at no time has:

(i)	the Seller or any person on its behalf made or given; or

(ii)	the Buyer relied on,

any representation, warranty, promise or undertaking in respect of the future financial performance or prospects of the Business or otherwise (including in connection with any financial analysis or modelling conducted by the Buyer or any of its employees, agents or advisers) except those expressly set out in this Agreement (including in the Warranties).

10.5	Application of Seller’s Warranties to the Group

Each of the Seller’s Warranties applies in relation to the Companies and also applies, except where expressly stated otherwise, to each Group Company as if each reference to the Companies in Schedule 4 is also a reference to that Group Company.

10.6	Separate warranties

Each of the Seller’s Warranties is a separate warranty and is not limited or restricted by any other warranty, except if that limit or restriction is clearly stated in the relevant Seller’s Warranty.

10.7	Seller must notify breaches

The Seller must (whether before or after Completion) disclose to the Buyer anything which has or will constitute a material breach of a Seller’s Warranty or cause a Seller’s Warranty to be untrue or inaccurate, as soon as practicable after any of the Seller becomes aware of it.

10.8	Qualification as to knowledge

Where any statement in the Seller’s Warranties is qualified by a person’s awareness or knowledge, in order to establish that the statement is true and not misleading in any respect, that statement will be deemed to include an additional statement that:

(a)	it has been made after reasonable enquiries of the officers, employees and advisers of the Seller and the Companies, and includes all matters, events or circumstances of which any of the Seller or the Companies should reasonably be aware or know; and

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(b)	where those enquiries would have prompted a reasonable person to make further enquiries, those further enquiries have been made.

11.	Claiming under the Seller’s Warranties

11.1	Notice of Claims

(a)	If the Buyer becomes aware of any matter that may give rise to a Warranty Claim, the Buyer must notify the Seller in writing with details of the matter and an estimate of the amount of the claim as soon as practicable after the Buyer becomes aware of the matter.

(b)	If after Completion the Buyer becomes aware of a matter that may give rise to a Warranty Claim as a result of a Third Party Claim made or threatened by a Third Party against the Buyer, the Companies or any of the Seller, then the Buyer must notify the Seller of the Third Party Claim in writing with details of the matter and an estimate of the amount involved as soon as practicable after the Buyer becomes aware of the matter.

(c)	If the Buyer intends to make a Warranty Claim, it must notify the Seller in writing of that Warranty Claim with details of the matter giving rise to the Claim and the amount claimed (Claim Notice).

11.2	Limitation on Claims

The Liability of the Seller in relation to a Warranty Claim is reduced or extinguished (as the case may be) to the extent that the Warranty Claim:

(a)	results from any direct act, omission, arrangement or transaction by or on behalf of the Buyer (or any of its Related Bodies Corporate) after Completion;

(b)	results from any direct act, omission, arrangement or transaction by or on behalf of the Seller or a Group Company where the Buyer has requested or consented in writing to that act, omission, arrangement or transaction;

(c)	is as a result of or in respect of, or arises from, any increase in the rate of Tax liable to be paid or any imposition of Tax not in effect at the date of this Agreement;

(d)	arises as a result of any Stamp Duty or Tax for which the Buyer is responsible under the terms of this Agreement;

(e)	the Buyer has not complied with a relevant provision of this Agreement;

(f)	anything causing the Claim entitles the Buyer or any Related Body Corporate of the Buyer to any:

(i)	Tax Relief, credit, deduction, exemption, rebate, relief or set-off;

(ii)	compensation or indemnification under any insurance policy; or

(iii)	payment, reduction in Tax, reduction of Liability, corresponding net saving or other benefit; or

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(g)	results from any change (whether applying retrospectively or not) after Completion to:

(i)	the Accounting Standards applying to the Business; or

(ii)	the laws or regulations or the interpretation of any laws or regulations applying to the Business.

11.3	Time limits for Claims

The Buyer may not make a Warranty Claim unless it provides a Claim Notice to the Seller on or before the expiration of 12 months after Completion.

11.4	Lower limits for Warranty Claims

The Seller will not be liable for a Warranty Claim unless:

(a)	the amount of the Warranty Claim is more than $50,000; and

(b)	the aggregate amount of all Warranty Claims exceeds $250,000,

in which event the Seller will be liable for the amount of all Warranty Claims not in excess of $250,000. For the purpose of this clause, Warranty Claims of the same or similar nature or arising out of the same facts, matters or circumstances will be treated as one Warranty Claim.

11.5	Maximum amount the Buyer may recover

(a)	The maximum total amount the Buyer may recover for all Warranty Claims must not exceed the Purchase Price.

(b)	For the avoidance of doubt, no limit applies to Warranty Claims arising from fraud or wilful concealment.

11.6	Benefits received by the Buyer

(a)	The Buyer must reimburse the Seller if:

(i)	the Buyer recovers an amount under this Agreement in respect of a Warranty Claim; and

(ii)	the Buyer or a Group Company then receives an amount from a Third Party, under a final judgment or award (which cannot be appealed) or under an enforceable settlement, and this amount would have reduced the amount recovered by the Buyer if it had been received before the recovery.

(b)	The amount the Buyer must reimburse to the Seller is equal to the amount the Buyer or the Group Company receives from the Third Party (less any costs incurred by the Buyer in obtaining the amount). However, the amount to be reimbursed may not exceed the amount the Buyer recovered from the Seller under the relevant Warranty Claim.

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11.7	Impact of Tax on payments

If any sum payable by the Seller or any of the Seller under or in connection with this Agreement is subject to Tax (whether by way of deduction or withholding or direct assessment of the recipient), that sum must be increased by the amount necessary to ensure that after the deduction, withholding or payment of Tax, the Buyer or a Company (as applicable) will receive an amount equal to the sum otherwise required to be paid.

11.8	Reduction in Purchase Price

To the maximum extent permitted by Law, any amount paid by the Seller to the Buyer or a Company under this clause 11 operates as a decrease in the Purchase Price.

12.	Buyer’s Warranties

12.1	Warranties

The Buyer warrants to the Seller, that:

(a)	the execution and delivery of this Agreement has been properly authorised by all necessary corporate action of the Buyer;

(b)	the Buyer has full corporate power and lawful authority to execute and deliver this Agreement and to perform, or cause to be performed, its obligations under this Agreement;

(c)	this Agreement constitutes a legal, valid and binding obligation on the Buyer enforceable in accordance with its terms by appropriate legal remedy;

(d)	none of the following has occurred and is subsisting, or is threatened, in relation to the Buyer:

(i)	an application or order made, proceeding commenced, resolution passed or proposed in a notice of meeting, petition presented, meeting convened or other step taken for:

(A)	the winding up, dissolution, bankruptcy or administration of the Buyer; or

(B)	the Buyer entering into an arrangement, compromise or composition with or assignment for the benefit of its creditors or a class of them;

(ii)	the Buyer:

(A)	being (or being taken to be under applicable legislation) unable to pay its debts as and when they fall due; or

(B)	stopping or suspending, or threatening to stop or suspend, payment of all or a class of its debts; or

(iii)	the appointment of an administrator, receiver, receiver and manager, liquidator, provisional liquidator or similar person to the Buyer or any of its assets;

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(e)	this Agreement does not conflict with or result in the breach of or default under any provision of its constitution or any material term or provision of any agreement, deed, writ, order or injunction, judgment or Law to which it is a party or a subject or by which it is bound; and

(f)	there are no Claims pending or threatened against it or to its knowledge by, against or involving any person which may have a material effect on the sale and purchase of the Shares in accordance with this Agreement.

12.2	Warranties true on Completion

The Buyer warrants to the Seller as an inducement to the Seller to enter into this Agreement, that each of the warranties set out in clause 12.1 is true and accurate, and not misleading or deceptive, at the Agreement Date and, except as expressly stated, will be true, accurate and not misleading or deceptive at Completion.

13.	Termination by Buyer before Completion

13.1	Termination events

Each of the following is a termination event for the purposes of this clause 13 if it occurs before Completion:

(a)	any Seller breaches a term of this Agreement;

(b)	any Seller’s Warranty is or becomes false, misleading or incorrect when made or regarded as made under this Agreement (except to the extent fully and fairly disclosed in the Disclosure Material); and

(c)	a material adverse change occurs in the Business, assets of the Group or the financial or trading position of the Group since the Accounts Date that was not disclosed in the Disclosure Material.

13.2	Right of Buyer to terminate

If:

(a)	a termination event occurs under clause 13.1;

(b)	the Buyer notifies the Seller of that event within 2 Business Days after becoming aware of it, giving reasonable details of the relevant event; and

(c)	the breaching Seller is unable to remedy the termination event within 2 Business Days after receiving the notice (or such longer period or periods as may be allowed by the Buyer under clause 13.2(e)), then the Buyer may by giving notice to the Seller at any time before Completion elect to:

(d)	terminate its obligation to buy the Shares and to perform its other obligations under this Agreement, in which event this Agreement terminates at the time the Buyer gives the notice; or

(e)	without affecting its rights to subsequently give notice under clause 13.2(d), delay Completion for a period or periods nominated by the Buyer to determine whether any of the matters referred to in clauses 13.1(a), 13.1(b) and 13.1(c) are remedied or cured within that period.

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13.3	Remedies cumulative

The Buyer may exercise its right of termination under this clause 13 without affecting any of its other rights and remedies.

14.	Assistance in relation to Change of Control

14.1	Consent of other persons

If any contracts in force at the Agreement Date to which a Group Company is a party and which is material to the Business, requires the consent (Required Consent) of the relevant lessor, licensor or counterparty (each a Contract Party) as a consequence of the sale or proposed sale of the Shares to the Buyer, then the Seller and the Buyer must each use their reasonable endeavours to obtain the Required Consent before Completion;

14.2	Where consents not obtained

If a Required Consent has not been obtained on or before Completion in respect of a contract or other commitment referred to in clause 14.1(a) or 14.1(b) (Relevant Contract), then from the Completion Date until the Required Consent is obtained, and to the fullest extent permitted by the terms of the Relevant Contract:

(a)	the Seller and the Buyer must each continue to use their reasonable endeavours to obtain the Required Consent as soon as possible;

(b)	in respect of the period from Completion until the Required Consent is obtained, the Buyer must procure that the obligations of the relevant Group Company under the Relevant Contract are observed and performed.

14.3	Third party costs

Nothing in this clause 14 requires the Seller to pay or incur any costs or expenses of any Third Party, including a Contract Party, other than a Related Entity of any of the Seller.

14.4	Disclosure of Confidential Information

(a)	A Receiving Party may disclose Confidential Information to any Contract Party but only for the purpose of securing, and only to the extent necessary to secure, the Required Consent of that Contract Party or otherwise to comply with the Seller’s or any Group Company’s obligations to the Contract Party.

(b)	The provisions of clause 16 apply to any disclosure of Confidential Information under clause 14.4(a) as if the Contract Party were a Recipient (as defined in clause 16.3), except that the parties are not obliged to comply with clause 16.3(c) in relation to that disclosure.

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15.	Public announcements

15.1	Making announcements

A party must not make, or authorise or cause to be made, any public announcement relating to the negotiations between the parties or the subject matter of this Agreement unless:

(a)	it has the prior written consent of each other party;

(b)	it is required to do so by Law or by the rules of any Financial Market to which a party, or a Related Body Corporate of a party, is subject; or

(c)	it is reasonably necessary to do so to any of the shareholders or other security holders or employees of, or lenders to, the Seller or any of its Related Bodies Corporate provided that it has first obtained the written consent of the other parties, not to be unreasonably refused.

15.2	Requirements

If a party is required to make a public announcement under clause 15.1(b), it must before doing so, to the extent practicable and as soon as reasonably possible:

(a)	notify each other party of the proposed announcement;

(b)	consult with each other party as to its content; and

(c)	use reasonable endeavours to consider any reasonable request by any other party concerning the proposed announcement.

16.	Confidentiality

16.1	Obligations of confidentiality

Subject to clauses 16.2, 16.3 and 16.4, the Receiving Party must:

(a)	keep the Confidential Information confidential and not directly or indirectly disclose, divulge or communicate any Confidential Information to, or otherwise place any Confidential Information at the disposal of, any other person without the prior written approval of the Disclosing Party;

(b)	take all reasonable steps to secure and keep secure all Confidential Information coming into its possession or control;

(c)	not memorise, use, modify, reverse engineer or make copies, notes or records of the Confidential Information for any purpose other than in connection with the performance by the Receiving Party of its obligations under this Agreement; and

(d)	take all reasonable steps to ensure that any person to whom the Receiving Party is permitted to disclose Confidential Information under clause 16.3 complies at all times with the terms of this clause 16 as if that person were a Receiving Party.

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16.2	Exceptions

The obligations of confidentiality under clause 16.1 do not apply to:

(a)	any Confidential Information that:

(i)	is disclosed to the Receiving Party by a Third Party entitled to do so, whether before or after the Agreement Date;

(ii)	was already lawfully in the Receiving Party’s possession when it was given to the Receiving Party and was not otherwise acquired from the Disclosing Party directly or indirectly; or

(iii)	is generally available to the public at the Agreement Date or subsequently becomes so available other than by reason of a breach of this Agreement; or

(b)	any disclosure of Confidential Information by the Receiving Party that is required by Law or the rules of any Financial Market to which a party, or a Related Body Corporate of a party, is subject if, to the extent practicable and as soon as reasonably possible, the Receiving Party:

(i)	notifies the Disclosing Party of the proposed disclosure;

(ii)	consults with the Disclosing Party as to its content; and

(iii)	uses reasonable endeavours to comply with any reasonable request by the Disclosing Party concerning the proposed disclosure.

16.3	Authorised disclosure

A Receiving Party may disclose Confidential Information to any Related Entity, employee, agent, contractor, officer, professional adviser, banker, auditor or other consultant of the Receiving Party (each a Recipient) only if the disclosure is made to the Recipient strictly on a “need to know basis” and, before the disclosure:

(a)	the Receiving Party notifies the Recipient of the confidential nature of the Confidential Information to be disclosed;

(b)	the Recipient undertakes to the Receiving Party (for the benefit of the Disclosing Party) to be bound by the obligations in this clause 16 as if the Recipient were a Receiving Party in relation to the Confidential Information to be disclosed to the Recipient; and

(c)	if requested to do so by the Disclosing Party, the Recipient signs an undertaking or deed in a form acceptable to the Disclosing Party (and for the benefit of the Disclosing Party) agreeing to be bound by the obligations in this clause 16 as if it were a Receiving Party in relation to the Confidential Information to be disclosed to the Recipient.

16.4	Return or destruction of Confidential Information

Immediately on the written request of the Disclosing Party or on the termination of this Agreement for any reason, a Receiving Party must:

(a)	cease the use of all Confidential Information of or relating to the Disclosing Party (or any Related Entity of the Disclosing Party);

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(b)	deliver to the Disclosing Party all documents and other materials in its possession or control containing, recording or constituting that Confidential Information or, at the option of the Disclosing Party, destroy, and certify to the Disclosing Party that it has destroyed, those documents and materials; and

(c)	for Confidential Information stored electronically, permanently delete that Confidential Information from all electronic media on which it is stored, so that it cannot be restored.

16.5	Liability for breach by Recipient

The Receiving Party is liable for any breach of this clause 16 by a Recipient as if the Recipient were a Receiving Party in relation to the Confidential Information disclosed to the Recipient.

16.6	Post Completion

On and from Completion:

(a)	all Information in the possession or control of the Seller relating to or in any way connected with a Company will be deemed to be “Confidential Information” of or relating to the Buyer for the purposes of this clause 16 and the Seller must comply with the provisions of this clause 16 as if the Seller was a “Receiving Party” of that Confidential Information; and

(b)	the Buyer may make use of the Confidential Information of or relating to a Company as it sees fit and without restriction under this Agreement.

17.	Restrictive covenant

17.1	Restrictions

The Seller must not, in any capacity including on its own account or as a member, shareholder, unitholder, director, partner, joint venturer, employee, trustee, beneficiary, principal, agent, adviser, contractor, consultant, manager, associate, representative or financier or in any other way or by any other means:

(a)	during the period specified in clause 17.3 (Restraint Period) and in the area specified in clause 17.4 (Restraint Area) participate in, be interested in, assist with or otherwise be directly or indirectly involved, engaged, concerned or interested in a business, activity or operation that is the same as, substantially similar to, or competitive with, each Business or any material part of it (Restrained Business);

(b)	during the Restraint Period, solicit, canvas, deal with, approach or accept an approach from any person who is at Completion, or was at any time during the 12 month period ending on the Completion Date, a customer or supplier of each Business or any Group Company, with any purpose of, or having the effect of, obtaining the custom or services of that person in a Restrained Business;

(c)	at all times, represent itself as being or do anything to suggest it is in any way connected with, interested in or associated with each Business or any Group Company (except as its proprietor before Completion or former proprietor after Completion) unless agreed otherwise by the Buyer in writing;

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(d)	during the Restraint Period, solicit, canvas, encourage, approach or accept and approach from, induce, or endeavour to do so, any person who is at Completion, or was at any time during the 12 month period ending on the Completion Date, a director, employee, agent, associate, contractor or advisor of any Group Company, to leave the office, employment or agency of, or association with, that Group Company;

(e)	during the Restraint Period, interfere with the business of a Company or divulge to any person any information concerning the business of a Company or any of its dealings, transactions or affairs; or

(f)	during the Restraint Period, interfere to the detriment of a Company with the relationship between any Group Company and its clients, customers, employees or suppliers.

17.2	Affiliates

The Seller must ensure that no:

(a)	Associate or member of the Seller;

(b)	spouse, domestic partner, relative by blood or adoption of the Seller or spouse of such a relative (Relative); or

(c)	body corporate which any of the Seller, a member of any of the Seller, an Associate of any of the Seller or any Relative Controls,

(each an Affiliate) does any of the things that the Seller cannot do under clause 17.1.

17.3	Restraint Period

The period referred to in clause 17.1 is each of the following periods separately:

(a)	5 years from the Completion Date;

(b)	4 years from the Completion Date;

(c)	3 years from the Completion Date;

(d)	2 years from the Completion Date;

(e)	12 months from the Completion Date; and

(f)	6 months from the Completion Date.

17.4	Restraint Area

The area referred to in clause 17.1 is each of the following areas separately:

(a)	Australia;

(b)	the State of New South Wales, Victoria and Queensland;

(c)	the State of New South Wales;

(d)	the State of Victoria;

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(e)	the State of Queensland;

(f)	within 20 kilometres from any Business Premises; and

(g)	within 5 kilometres from any Business Premises.

17.5	Permitted involvement

Nothing in this clause 17 prevents any of the Seller or any of its Related Entities holding in aggregate less than 5% of the issued shares of a body corporate, or interests in a registered managed investment scheme, included on the official list of a Financial Market.

17.6	Independence of restrictions

Each:

(a)	covenant in the paragraphs of clauses 17.1 and 17.2;

(b)	paragraph of the Restraint Period definition in clause 17.3; and

(c)	paragraph of the Restraint Area definition in clause 17.4,

is a separate and independent covenant of the Seller. They can be combined and each combination is a separate covenant and restriction, although they are cumulative in effect.

17.7	Severability

For the avoidance of any doubt, if any of the separate and independent covenants or restrictions set out in this clause 17 is or becomes invalid or unenforceable for any reason:

(a)	clause 21.8 of this Agreement applies; and

(b)	without limiting the operation of that clause, if the covenant or restriction in question would be valid or enforceable if any activity was deleted or the area or time was reduced, then the clause must be read down by deleting that activity, or reducing that period or area, to the minimum extent necessary to achieve that result.

17.8	Reasonableness of restraint

The Seller acknowledges that each of the restrictions imposed by this clause 17:

(a)	is reasonable in its extent (as to duration, geographical area and restrained conduct) having regard to the interests of each party to this Agreement; and

(b)	extends no further, in any respect, than is reasonably necessary and is solely for the protection of the Buyer in respect of the goodwill of each Business.

17.9	Legal advice

The Seller acknowledges that in relation to this Agreement and in particular this clause 17, the Seller have received legal advice or has had the opportunity of obtaining legal advice.

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17.10	Injunction

The Seller acknowledges and agrees that monetary damages alone may not be adequate compensation to the Buyer for a breach by the Seller of this clause 17 and that the Buyer is entitled to seek injunctive relief from a court of competent jurisdiction if:

(a)	the Seller fails to comply with any obligation under this clause 17 or threatens to do so; or

(b)	the Buyer has reason to believe the Seller will not comply with any obligation under this clause 17.

18.	Dispute resolution

18.1	Delivering a dispute notice

(a)	If any dispute, controversy or claim arises between the Buyer and Seller arising out of, relating to or in connection with this Agreement, including any question regarding its existence, validity or termination (Dispute), a party may deliver to the other party a written notice (Dispute Notice) which sets out:

(i)	the nature of the Dispute; and

(ii)	the relief or remedy that the party seeks.

18.2	Parties must negotiate

During the period of 10 Business Days after delivery of the Dispute Notice, or any longer period agreed in writing by the parties to the Dispute (Initial Period), each of the Buyer and Seller must use their reasonable endeavours and act in good faith to resolve the Dispute by discussion and negotiation.

18.3	Referral to expert

(a)	If the Dispute is not resolved within the Initial Period, then the Seller and the Buyer must refer the Dispute to an Expert for determination in accordance with this clause 18.4.

(b)	For the purposes of this clause, the Expert is a person:

(i)	having appropriate qualifications and experience relevant to determining the Dispute;

(ii)	who is agreed by the parties or, failing agreement within 5 Business Days, is nominated at the request of any party by the Australian Commercial Disputes Centre (ACDC) in accordance with the ACDC Rules for Expert Determination; and

(iii)	who does not act, or whose firm does not act, generally for any party.

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18.4	Determination by Expert

The Expert:

(a)	must conduct its determination in accordance with the ACDC Rules for Expert Determination, which Rules are taken to be incorporated into this Agreement;

(b)	will act as an expert and not as an arbitrator;

(c)	may determine the time, place and procedures (which will be as informal as is consistent with the proper conduct of the matter) for the determination by the Expert, having regard to the nature of the Dispute and the provisions of this Agreement;

(d)	may communicate privately with the parties or with their lawyers;

(e)	may or may not allow the appearance of lawyers on behalf of the parties;

(f)	may accept written submissions from a party in relation to the Dispute, provided a copy of the submission is also given to all other parties;

(g)	may co-opt other expert assistance;

(h)	must have regard to the fairness and reasonableness of any matters pertaining to the Dispute; and

(i)	must deal with any matter as expeditiously as possible and by no later than 20 Business Days after referral to the Expert.

18.5	Obligations of parties

If an Expert is required to resolve a Dispute:

(a)	the Expert’s determination will, except in the case of manifest error, be final and binding on the parties;

(b)	the parties must attend the sessions with the Expert and make a determined and genuine effort to resolve the Dispute as soon as reasonably possible;

(c)	without limiting clause 18.3(b), the parties must use their best endeavours to make available to the Expert all information relevant to the Dispute and which the Expert reasonably requires in order to resolve the Dispute;

(d)	everything that occurs before the Expert must be in confidence and in closed session;

(e)	any information or documents disclosed by a party under this clause 18 must be kept confidential and cannot be used (and cannot be called into evidence in any subsequent litigation by any party) except to attempt to resolve the Dispute in circumstances where the parties have consented to such disclosure;

(f)	all discussions must be without prejudice;

(g)	each party must pay its own costs of complying with this clause 18 and the costs of the Expert and any other costs of complying with this clause 18 must be shared half as to the Seller and half as to the Buyer; and

(h)	the parties must continue performing their obligations under this Agreement while the Dispute is being resolved.

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18.6	Other proceedings

A party may not commence court proceedings in respect of a Dispute unless it has complied with this clause 18 and until the procedures in this clause 18 have been followed in full, except where:

(a)	the party seeks injunctive relief in relation to a Dispute from an appropriate court where failure to obtain such relief would cause irreparable damage to the party concerned; or

(b)	following those procedures would mean that a limitation period for a cause of action relevant to the issues in dispute will expire.

19.	GST

19.1	Definitions

In this clause 19:

(a)	the expressions Consideration, GST, Input Tax Credit, Recipient, Supply, Tax Invoice and Taxable Supply have the meanings given to those expressions in the A New Tax System (Goods and Services Tax) Act 1999 (GST Act); and

(b)	Supplier means any party treated by the GST Act as making a Supply under this Agreement.

19.2	Consideration is GST exclusive

Unless otherwise expressly stated, all prices or other sums payable or Consideration to be provided under or in accordance with this Agreement are exclusive of GST.

19.3	Payment of GST

(a)	If GST is imposed on any Supply made under or in accordance with this Agreement, the Recipient of the Taxable Supply must pay to the Supplier an additional amount equal to the GST payable on or for the Taxable Supply, subject to the Recipient receiving a valid Tax Invoice in respect of the Supply at or before the time of payment.

(b)	Payment of the additional amount must be made at the same time as payment for the Taxable Supply is required to be made in accordance with this Agreement.

19.4	Reimbursement of expenses

If this Agreement requires a party (the First Party) to pay for, reimburse, set off or contribute to any expense, loss or outgoing (Reimbursable Expense) suffered or incurred by the other party (the Other Party), the amount required to be paid, reimbursed, set off or contributed by the First Party will be the sum of:

(a)	the amount of the Reimbursable Expense net of Input Tax Credits (if any) to which the Other Party is entitled in respect of the Reimbursable Expense (Net Amount); and

(b)	if the Other Party’s recovery from the First Party is a Taxable Supply, any GST payable in respect of that Supply, such that after the Other Party meets the GST liability, it retains the Net Amount.

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20.	General

20.1	Nature of obligations

(a)	Any provision in this Agreement which binds more than one person binds all of those persons jointly and each of them severally.

(b)	Each obligation imposed on a party by this Agreement in favour of another is a separate obligation. Unless specified otherwise, the performance of one obligation is not dependent or conditional on the performance of any other obligation.

20.2	Time of the essence

In this Agreement, time is of the essence unless otherwise stipulated.

20.3	Entire understanding

(a)	This Agreement and the Specific Security Deed contain the entire understanding between the parties concerning the subject matter of the Agreement and supersedes, terminates and replaces all prior agreements and communications between the parties.

(b)	Each party acknowledges that, except as expressly stated in this Agreement, that party has not relied on any representation, warranty or undertaking of any kind made by or on behalf of another party in relation to the subject matter of this Agreement.

20.4	Survival of obligations

(a)	Despite any other provision of this Agreement, any indemnity or obligation of confidence under this Agreement survives Completion or the termination of this Agreement, however arising, including clauses 1 (Definitions and interpretation), 15 (Public announcements), 16 (Confidentiality), 17 (Restrictive covenant), and 20 (General).

(b)	On termination under clause 3.4 or clause 13, no party has any obligation or liability to any other party, except in connection with claims that arose before termination.

20.5	No adverse construction

This Agreement, and any provision of this Agreement, is not to be construed to the disadvantage of a party because that party was responsible for its preparation.

20.6	Further assurances

A party, at its own expense (unless otherwise provided in this Agreement) and within a reasonable time of being requested by another party to do so, must do all things and execute all documents that are reasonably necessary to give full effect to this Agreement.

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20.7	No waiver

(a)	A failure, delay, relaxation or indulgence by a party in exercising any power or right conferred on the party by this Agreement does not operate as a waiver of the power or right.

(b)	A single or partial exercise of the power or right does not preclude a further exercise of it or the exercise of any other power or right under this Agreement.

(c)	A waiver of a breach does not operate as a waiver of any other breach.

20.8	Severability

Any provision of this Agreement which is invalid in any jurisdiction must in relation to that jurisdiction:

(a)	be read down to the minimum extent necessary to achieve its validity, if applicable; and

(b)	be severed from this Agreement in any other case,

without invalidating or affecting the remaining provisions of this Agreement or the validity of that provision in any other jurisdiction.

20.9	Successors and assigns

This Agreement binds and benefits the parties and their respective successors and permitted assigns under clause 20.10.

20.10	No assignment

(a)	A party cannot assign or otherwise transfer the benefit of this Agreement without the prior written consent of each other party.

(b)	Nothing in this clause 20.10 prevents the Buyer from assigning or transferring the benefit of this Agreement to a Related Body Corporate of the Buyer.

20.11	Consents and approvals

Where anything depends on the consent or approval of a party then, unless this Agreement provides otherwise, that consent or approval may be given conditionally or unconditionally or withheld, in the absolute discretion of that party.

20.12	No variation

This Agreement cannot be amended or varied except in writing signed by the parties.

20.13	Costs

Each party must pay its own legal costs of and incidental to the preparation and completion of this Agreement.

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20.14	Duty

(a)	Any duty (including related interest or penalties) payable in respect of this Agreement or any instrument created in connection with it must be paid by the Buyer.

(b)	The Buyer undertakes to keep the Seller indemnified against all liability relating to the duty, fines and penalties.

20.15	Governing law and jurisdiction

(a)	This Agreement is governed by and must be construed in accordance with the Law of New South Wales.

(b)	The parties submit to the exclusive jurisdiction of the courts of that State and the Commonwealth of Australia in respect of all matters arising out of or relating to this Agreement, its performance or subject matter.

20.16	Notices

Any notice or other communication to or by a party under this Agreement:

(a)	may be given by personal service, post or facsimile;

(b)	must be in writing, legible and in English addressed (depending on the manner in which it is given) as shown below:

(i)	If to the Seller or (before Completion) the Companies:

Address:	Level 40, 225 George Street, Sydney NSW 200
Attention:	Dan Jowett
Email:	Dan.Jowett@openmarkets.group

(ii)	If to the Buyer or (after Completion) the Companies:

Address:	Level 41/55 Collins Street, Melbourne VIC 3000 Julius Wei
Attention:	Julius Wei
Email:	julius.w@bmyg.com.au

or to any other address last notified by the party to the sender by notice given in accordance with this clause;

(c)	must be signed:

(i)	in the case of a corporation registered in Australia, by any authorised representative or by the appropriate office holders of that corporation under section 127 of the Corporations Act; or

(ii)	in the case of a corporation registered outside of Australia, by a person duly authorised by that corporation under the laws governing the place of registration of that corporation; and

(d)	is deemed to be given by the sender and received by the addressee:

(i)	if delivered in person, when delivered to the addressee;

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(ii)	if posted, at 9.00 am on the second Business Day after the date of posting to the addressee, whether delivered or not;

(iii)	if sent by facsimile transmission, on the date and time shown on the transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety and in legible form to the facsimile number of the addressee notified for the purposes of this clause, but if the delivery or receipt is on a day which is not a Business Day or is after 4.00 pm (addressee’s time), it is deemed to have been received at 9.00 am on the next Business Day.

20.17	Counterparts

If this Agreement consists of a number of signed counterparts, each is an original and all of the counterparts together constitute the same document.

20.18	Execution and delivery

(a)	Where a party (Executing Party) has executed and delivered this Agreement to another party (Recipient), the Executing Party’s obligations under this Agreement will not become binding until the Recipient and each other party have executed and delivered this Agreement to the Executing Party in accordance with the terms of this Agreement (Escrow Condition).

(b)	This Agreement is delivered by an Executing Party to a Recipient under clause 20.18(a) as an escrow until the Escrow Condition is fulfilled. On fulfilment of the Escrow Condition all parties to this Agreement will become bound contemporaneously.

(c)	Nothing in this clause 20.18 should be taken to exclude any statutory or common law principle applicable to the proper execution and delivery of a deed.

(d)	If the Escrow Condition is not fulfilled by 5 Business Days from the date of signing:

(i)	each Executing Party’s obligations under this Agreement will not become binding; and

(ii)	this Agreement has no force and effect.

20.19	Conflicting provisions

If there is any conflict between the main body of this Agreement and any schedules or annexures comprising it, then the provisions of the main body of this Agreement prevail.

20.20	No merger

A term or condition of, or act done in connection with, this Agreement or Completion does not operate as a merger of any of the undertakings, warranties and indemnities in this Agreement or the rights or remedies of the parties under this Agreement which continue unchanged.

20.21	No right of set-off

Unless this Agreement expressly provides otherwise, a party has no right of set-off against a payment due to another party.

20.22	Relationship of parties

Unless this Agreement expressly provides otherwise, nothing in this Agreement may be construed as creating a relationship of partnership, of principal and agent or of trustee and beneficiary.

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Schedule 1 - Share Details

(Clause 1.1)

Company	Registered holder	Beneficial owner	No. and class of Shares	Paid-up amount	Unpaid amount
OMH	OMG	Yes	2820001 Ordinary shares	$2,820,001.00	$0.00
OMRA Fund	OMG	Yes	10 Ordinary shares	$10.00	$0.00
Cannon	OMG	Yes	2000 Ordinary shares	$2,000.00	$0.00

Wholly owned Subsidiaries of OMH:

Company	Registered holder	Beneficial owner	No. and class of Shares	Paid-up amount	Unpaid amount
OMAL	OMH	Yes	5,824,811 Ordinary shares	$9,015,965.85	$0.00
		Yes	1,000,000 Non- Cumulative Preference Shares	$1,000,000.00	$0.00
HUIC Nominees	OMAL	Yes	3 Ordinary shares	$3.00	$0.00
Openmarkets Nominees	OMAL	Yes	1 Ordinary shares	$1.00	$0.00

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Schedule 2 - Corporate Details

Details of the Companies (Clause 1.1)

1.	Cannon

Name:	Cannon Trading Pty Ltd

ACN:	619 836 314

Registered Office:	Cl- Intuitive Accountants & Associates Suite 2 Level 3

51-57 Pitt Street

Sydney NSW 2000

Date and place of incorporation:	19/06/2017, New South Wales

Issued capital:	2000 Ordinary shares

Directors:	Aurelien Garreau

Philip Tauberman

Arthur Deane Sweeney

Secretary:	Philip Tauberman

2.	OMH

Name:	Openmarkets (Holdings) Pty Ltd

ACN:	162 523 211

Registered	Office: Level40

225 George Street

Sydney NSW 2000

Date and place of incorporation:	22/02/2013, Victoria

Issued capital:	2820001 Ordinary shares

Directors:	Arthur Deane Sweeney

Francis Ian Malcolm

Secretary:	Not applicable

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3.	OMRA Fund

Name:	OMRA Fund Pty Ltd

ACN:	643 757 751

Registered Office:	Level40

225 George Street

Sydney NSW 2000

Date and place of incorporation:	24/08/2020, Victoria

Issued capital:	10 Ordinary shares

Directors:	Arthur Deane Sweeney

Secretary:	Arthur Deane Sweeney

4.	TradeFloor Holdings Pty Ltd

Name:	TradeFloor Holdings Pty Ltd

ACN:	603 342 329

Registered Office:	Level40

225 George Street

Sydney NSW 2000

Date and place of incorporation:	12/12/2014, Victoria

Issued capital:	90 Ordinary shares

Directors:	Julius Wei

Secretary:	N/A

Details of other Group Companies (Clause 1.1)

5.	OMAL

Name:	Openmarkets Australia Limited

ACN:	090 472 012

Registered Office:	Level40

225 George Street

Sydney NSW 2000

Date and place of incorporation:	23/12/1999, New South Wales

Issued capital:	1000000 Non-Cumulative Preference

5824811 Ordinary shares

Directors:	Arthur Deane Sweeney

Francis Ian Malcolm

Ruihao Wei

Secretary:	Francis Ian Malcolm

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6.	HUIC Nominees

Name:	HUIC Nominees Pty Limited

ACN:	065 290 780

Registered Office:	Level40

225 George Street

Sydney NSW 2000

Date and place of incorporation:	22/06/1994, New South Wales

Issued capital:	3 Ordinary shares

Directors:	Arthur Deane Sweeney

Francis Ian Malcolm

Secretary:	Not applicable

7.	Openmarkets Nominees

Name:	Openmarkets Nominees Pty Ltd

ACN:	603 716 089

Registered Office:	Level40

225 George Street

Sydney NSW 2000

Date and place of incorporation:	15/01/2015, Victoria

Issued capital:	1 Ordinary shares

Directors:	Arthur Deane Sweeney

Francis Ian Malcolm

Secretary:	Not applicable

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Schedule 3 - Conditions Precedent

1. Conditions precedent to Completion (clause 3.1)

Condition			Party entitled to benefit
1.1	(Regulatory compliance) the Group Companies have maintained and complied with the terms and conditions of all regulatory approvals, licences and permits issued by any Government Agency required to operate its respective Business including ensuring that there is no:		The Buyer

	(a)	actual or threatened revocation, cancellation, termination or suspension of;

	(a)	fact, matter or circumstance known to any Seller which is reasonably likely to lead to revocation, termination or suspension of; or

	(b)	variation of,

OMAL's AFSL and that a responsible manager is appointed to it at all times.

1.2	(Enhanced lnvestments/BMYG) as the lender under:		The Buyer

	(a)	a $2m CMM facility agreement with OMAL ($2m CMM Facility) varies the maturity date of the $2m CMM Facility with OMAL to the Completion Date; and

	(b)	an approximately $15.8m working capital facility agreement with TradeFloor Holdings Pty Ltd (WC Facility) novates in writing the WC Facility to TradeFloor IPCo Pty Ltd or TradeFloor Pty Ltd.

1.3	(Cannon) in relation to Cannon, OMG acquires all of the issued share capital in Cannon (in which case OMG will have exclusive access to the Business IP of Cannon).		The Buyer

1.4	(OMAL) in relation to OMAL:		The Buyer

	(a)	The AFSL held by OMAL has not been:

(i) suspended, cancelled or varied by ASIC; or

(ii) varied or cancelled by OMAL without the prior written consent of the Buyer;

	(b)	a responsible manager has been appointed in respect of OMAL's AFSL at all times from the date of this Agreement to Completion; and

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Condition				Party entitled to benefit
	(c)	The following entities have been notified in writing of the proposed Change of Control of OMAL and they each provide written confirmation that they do not have any objections to the Change of Control and do not intend to vary, suspend or cancel the status of OMAL on the basis of the proposed sale of the Shares from OMG to the Buyer;

		(i)	ASX;

		(ii)	ASX Clear Pty Ltd;

		(iii)	Cboe Australia Pty Ltd; and

		(iv)	National Stock Exchange of Australia Limited.

1.5	(Restructure)		OMH has acquired all of the issued shares of TradeFloor Holdings Pty Ltd.	The Buyer

1.6	(PFG) as the lender under its facility agreement with OMG consents in writing to the redemption of convertible notes and the sale and purchase of the Shares and all other applicable transactions contemplated by this Agreement without conditions or requirements.			The Seller

1.7	(Convertible notes) Seller enters into a deed of forgiveness of debt with the counterparty in relation to the following convertible notes on issue:			The Seller

	(a)	note certificate 150 (1.5 million convertible notes);

	(b)	note certificate 202 (3.04 million convertible notes); and

	(c)	note certificates 203 (3.71 million convertible notes).

1.8	(Undertaking) In accordance with clause 4.1(b), the Buyer provides an undertaking to the Seller to pay all its Run-off Costs on and from Completion and up until 30 September 2024, up to a maximum amount of $4.8 million.			The Seller

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Schedule 4 - The Seller’s Warranties

(Clause 12)

1.	The Seller’s authority to sell

(a)	The Shares are not subject to any Encumbrance in favour of any person or company.

(b)	Each of the Seller and the Group Companies is validly existing under the Law of its place of incorporation.

(c)	Each of the Seller and the Company has the power to enter into and perform its obligations under this Agreement and to carry out the transactions contemplated by this Agreement.

(d)	Each of the Seller and the Company has taken all necessary action to authorise its entry into and performance of this Agreement and to carry out the transactions contemplated by this Agreement.

(e)	The obligations of the Seller and the Company under this Agreement are valid and binding and enforceable against the Seller and the Company (respectively) in accordance with their terms.

2.	The Group Companies

(a)	The Group Companies have full corporate power to own its properties, assets and business and to carry on its business as now conducted.

(b)	The Group Companies have good and marketable title to all of the assets included in the accounts for the Companies.

(c)	The Companies do not hold or beneficially own shares or other securities in the capital of another corporation, other than as disclosed in this Agreement.

(d)	The Group Companies have not bought or agreed to buy any securities in another corporation.

(e)	The Group Companies are not, and have not agreed to become, a member of any partnership, unincorporated association, joint venture or consortium.

(f)	No meeting has been convened, resolution proposed, petition presented or order made for the winding up of a Group Company and no receiver, receiver and manager, provisional liquidator, liquidator, administrator or other officer of the court has been appointed or threatened to be appointed in relation to a Group Company or any part of its undertaking or assets.

3.	Share capital of the Companies

(a)	The Shares:

(i)	as set out in Schedule 2 comprise all of the share capital of the Companies (not being a Group Company);

(ii)	are held and beneficially owned and are paid as set out in Schedule 2; and

(iii)	were all properly issued.

(b)	There is no restriction on the sale or transfer of the Shares to the Buyer (whether contained in the respective constitutions of the Companies or otherwise) except for the consent of the directors of the Companies (not being a Group Company) to the registration of the transfers of the Shares.

(c)	There are no securities convertible into shares of any of the Companies.

(d)	There are no options or other entitlements of any kind over any shares of any Company or to have shares in a Company issued.

(e)	There are no restrictions on the transfer of any Shares in a Company (including any rights of pre-emption exercisable by any person) or on the effective Change of Control of a Company as a result of the transactions contemplated by this Agreement.

46

Schedule 5 - The Disclosure Material

(Clause 1.1)

Data Room: OMG Data Room
Date: 21/8/2022 2:47:00 AM UTC
File/Folder Name	Type	Size(MB)
OMG Data Room	Data Room	524.7
1. Company Structure	Folder	133.1
1.1. Acquisitions	Folder	28.8
1.1.1. Cannon Acquisition (Nov21)	Folder	6.3
1.1.1.1. Executed versions	Folder	6.3
1.1.1.1.1. 20210914 (signed) Mutual NDA (Cannon and OMG).pdf	File	0.5
1.1.1.1.2. 20211119 - Share purchase agreement - Cannon Trading Pty Ltd - FINAL.pd!	File	3.0
1.1.1.1.3. 20220222 Cannon Variation letter re. Share Purchase Agreement - fully executed.pd!	File	0.5
1.1.1.1.4. Term Sheet_Sale of Shares_in Cannon_Tradin Pty_Ltd.pdf	File	0.1
1.1.1.1.5. 20211119 Cannon Trading - Board Resolution.pd!	File	0.5
1.1.1.1.6. 20211119 Share Transfer Form - Garreau.pdf	File	0.6
1.1.1.1.7. 20211119 Share Transfer Form - Pomione.pdf	File	0.5
1.1.1.1.8. 20211119 Share Certificates - Cannon Trading.pdf	File	0.8
1.1.1.1.9. 20220518 Exercise Notice - Call Option 2 (NS KC signed).pdf	File	0.1
1.1.1.1.10. 20220303 Exercise Notice - Put Option 1.pdf	File	0.1
1.1.1.2. Summary of Shares Purchase Agreement for Acquisition of Cannon.docx	File	0.0
1.1.2. CCube Acquisition (Apr20)	Folder	1.0
1.1.2.1. CCube	Folder	1.0
1.1.2.1.1. 2020-4-15 Sale of Business Assets Agreement - Executed by Administrators.pd!	File	1.0
1.1.3. lnvestfit Acquisition (Feb21)	Folder	11.8
1.1.3.1. 20201221 (Executed) lnvestfi!Term Sheet.pdf	File	1.0
1.1.3.2. 20210201 (Executed) Asset Sale and Purchase Agreement.pd!	File	3.0
1.1.3.3. 20210201 (Executed) Employment Agreement - Antony Pritchett - signed.pdf	File	1.4
1.1.3.4. 20210201 (Executed) Employment Agreement - James Claridge.pd!	File	1.0
1.1.3.5. 20210205 (Executed) Deed of Assignment of IP.pd!	File	0.5
1.1.3.6. 20210205 (Executed) Disclosure Letter.pdf	File	0.2
1.1.3.7. 20210211 Variation Letter re. Completion Payment and Completion Valuation Signed.pd!	File	4.7
1.1.4. TradeFloor Acquisition (Nov20)	Folder	9.4

47

1.1.4.1. Share Sale Deed - TradeFloor Holdings Ply Ltd - OpenMarkets Group Limited- FINAL EXECUTED 30 April	File	4.1
1.1.4.2. Post Completion Equity Issuance Deed - OpenMarkets - TradeFloor FINAL EXECUTED 30 April 2020.pdf	File	1.2
1.1.4.3. OpenMarkets Acknowledgement of TF Disclosure letter FINAL EXECUTED 30 April 2020.pdf	File	0.1
1.1.4.4. OpenMarkets Disclosure Letter - Share Sale Deed FINAL EXECUTED 30 April 2020.pdf	File	0.2
1.1.4.5. TF Seller Acknowledgement of OpenMarkets Disclosure Letter FINAL EXECUTED 30 April 2020.pdf	File	0.3
1.1.4.6. TradeFloor Disclosure Letter - Share Sale Deed - FINAL EXECUTED 30 April 2020.pdf	File	0.1
1.1.4.7. 2022 Documents	Folder	3.4
1.1.4.7.1. 20220322 (final) Convertible Note Deed- OMG (Enhanced)- signed.pd!	File	1.1
1.1.4.7.2. 20220302 Variation and Waiver of Rights (fully signed).pdf	File	0.7
1.1.4.7.3. 20220304 Confirmation letter re. taxation commitments.pd!	File	0.3
1.1.4.7.4. 20220304 Deed of Agreement - Janiczak Ft Ply Ltd (fully signed).pdf	File	0.5
1.1.4.7.5. 20220304 Deed of Agreement - Tchourilov Ft Ply Ltd (fully signed).pdf	File	0.6
1.1.4.7.6. 20220304 Share Transfer Form - Tchourilov Ft Ply Ltd (fully signed).pdf	File	0.3
1.1.5. 20220503 Acquisitions summary.pd!	File	0.3
1.2. Books and Records	Folder	100.4
1.2.1. Governance charters and policies	Folder	1.9
1.2.1.1. 20220210 Privacy Policy (w.out GDPR).docx	File	0.0
1.2.1.2. Anti-Bribery and Anti-Corruption Policy.pd!	File	0.2
1.2.1.3. Audit Risk and Compliance Committee Charter.pd!	File	0.2
1.2.1.4. Continuous Disclosure Policy.pd!	File	0.2
1.2.1.5. Corporate Governance Charter.pd!	File	0.3
1.2.1.6. Diversity Policy.pd!	File	0.2
1.2.1.7. Malus and Clawback Policy.pd!	File	0.2
1.2.1.8. Remuneration Committee Charter.pd!	File	0.2
1.2.1.9. Securities Trading Policy.pd!	File	0.2
1.2.1.10. Whistleblowing Policy.pd!	File	0.1
1.2.2. Group records	Folder	98.5
1.2.2.1. Constitutions	Folder	3.4
1.2.2.1.1. 0028 OMHPL Constitution 2018 0822.docx	File	0.1
1.2.2.1.2. 002C OMAL Constitution (Cameron Stockbrokers Ltd).pdf	File	0.1
1.2.2.1.3. 0020 OMNPL Constitution 2018 0822.pdf	File	0.4
1.2.2.1.4. 002E OMRA Fund Ply Ltd Constitution.docx	File	0.1
1.2.2.1.5. 002F Bee Wealth Constitution 2020.docx	File	0.1
1.2.2.1.6. 002H OTPL Constitution 2020 0205.docx	File	0.1
1.2.2.1.7. 0021 HUIC Nominees Constitution 2018 0822.pdf	File	0.3

48

1.2.2.1.8. OM Holdings Constitution 2018 0822 (2).pdf	File	0.4
1.2.2.1.9. OM Nominees Constitution 2018 0822.pdf	File	0.3
1.2.2.1.10. OMGL Constitution (Adopted 2020 1217).pdf	File	0.7
1.2.2.1.11. THPL Constitution.pd!	File	0.2
1.2.2.1.12. Constitution ofTradeFloor Ply Ltd.pdf	File	0.3
1.2.2.2. Openmarkets Group Ltd	Folder	95.0
1.2.2.2.1. ASIC Registrations	Folder	0.6
1.2.2.2.1.1. Certificate of Registration on Change of Name - 13.12.2018.pdf	File	0.2
1.2.2.2.1.2. Certificate of Registration on Conversion-24.01.19.pdf	File	0.0
1.2.2.2.1.3. Certificate of Registration.pdf	File	0.3
1.2.2.2.1.4. Application for Registration 2012.pdf	File	0.1
1.2.2.2.2. Directors meetings	Folder	84.9
1.2.2.2.2.1. 2021	Folder	84.8
1.2.2.2.2.1.1. 2020 1116	Folder	2.0
1.2.2.2.2.1.1.1. Item O - Cover Page.docx	File	0.1
1.2.2.2.2.1.1.2. Item 1.1 - OMOT Board Agenda - 2020 1116.docx	File	0.0
1.2.2.2.2.1.1.3. Item 10.0 - Cover Page Annual General Meeting Update.docx	File	0.1
1.2.2.2.2.1.1.4. Item 11.0 - Cover Page Company Secretary Report.docx	File	0.1
1.2.2.2.2.1.1.5. Item 11.1- Company Secretarial Report.docx	File	0.0
1.2.2.2.2.1.1.6. Item 12.0 - Cover Page Other Business.docx	File	0.1
1.2.2.2.2.1.1.7. Item 13.0- Cover Page Next Meeting.docx	File	0.1
1.2.2.2.2.1.1.8. Item 2.0 - Cover Page Confirmation of Minutes of Meeting.docx	File	0.1
1.2.2.2.2.1.1.9. Item 2.1-OMGL Board Minutes 2020 1019.docx	File	0.0
1.2.2.2.2.1.1.10. Item 3.0 - Cover Page Matters Arising.docx	File	0.1
1.2.2.2.2.1.1.11. Item 3.1 - Matters Arising from Previous Meetings.docx	File	0.0
1.2.2.2.2.1.1.12. Item 4.0 - Cover Page CEO Report.docx	File	0.1
1.2.2.2.2.1.1.13. Item 4.3 - OM PL Summary Oct20YTD.pdf	File	0.5
1.2.2.2.2.1.1.14. Item 4.4 - OM TF consol PL Summary Oct20YTD.pdf	File	0.5
1.2.2.2.2.1.1.15. Item 5.0 - Cover Page Acquisition Transaction - Update.docx	File	0.1
1.2.2.2.2.1.1.16. Item 6.0 - Cover Page OpenMarkets Liquidity Framework.docx	File	0.1
1.2.2.2.2.1.1.17. Item 7.0 - Cover Page ASX Conditions Response.docx	File	0.1
1.2.2.2.2.1.1.18. Item 8.0 - Cover Page Capital Update - Status.docx	File	0.1
1.2.2.2.2.1.1.19. Item 9.0 - Cover Page Litigation Update.docx	File	0.1
1.2.2.2.2.1.1.20. Resolution of Directors - OpenMarkets Group Limited.docx	File	0.1
1.2.2.2.2.1.1.21. ~$em 13.0 - Cover Page Next Meeting.docx	File	0.0

49

1.2.2.2.2.1.2. 2021 0118	Folder	2.8
1.2.2.2.2.1.2.1. 013 20210106 OMGL Warrant calcs - Growth V LP.xlsx	File	0.0
1.2.2.2.2.1.2.2. Item O - Cover Page.docx	File	0.1
1.2.2.2.2.1.2.3. Item 1.0 - Cover Page Agenda.docx	File	0.1
1.2.2.2.2.1.2.4. Item 2.0 - Cover Page Confirmation of Minutes of Meeting.docx	File	0.1
1.2.2.2.2.1.2.5. Item 2.1 - OMGL Board Minutes 2020 1116.docx	File	0.0
1.2.2.2.2.1.2.6. Item 3.0 - Cover Page Matters Arising.docx	File	0.1
1.2.2.2.2.1.2.7. Item 3.1 - Matters Arising from Previous Meetings.docx	File	0.0
1.2.2.2.2.1.2.8. Item 4.0 - Cover Page CEO Report.docx	File	0.1
1.2.2.2.2.1.2.9. Item 5.0 - Cover Page Capital Raise Update - Status.docx	File	0.1
1.2.2.2.2.1.2.10. Item 6.0 - Cover Page PFG Facility.docx	File	0.1
1.2.2.2.2.1.2.11. Item 6.3 - Warrant Calcs.pdf	File	0.2
1.2.2.2.2.1.2.12. Item 8.0 - Cover Page Company Secretary Report.docx	File	0.1
1.2.2.2.2.1.2.13. Item 8.1- Company Secretarial Report.docx	File	0.0
1.2.2.2.2.1.2.14. Item 9.0 - Cover Page Other Business.docx	File	0.1
1.2.2.2.2.1.2.15. OMGL - Board Papers 2021 0118.pdf	File	2.0
1.2.2.2.2.1.3. 2021 0129	Folder	0.1
1.2.2.2.2.1.3.1. 29 Jan 2021	Folder	0.1
1.2.2.2.2.1.3.1.1. 20210128 OMGL Cap Table.xlsx	File	0.0
1.2.2.2.2.1.3.1.2. OMG Board Minutes 20211402 Draft.docx	File	0.1
1.2.2.2.2.1.3.1.3. OMG Board Minutes 2021 2901Draft.docx	File	0.0
1.2.2.2.2.1.4. 2021 0215	Folder	1.5
1.2.2.2.2.1.4.1. 14 Feb 2021	Folder	0.1
1.2.2.2.2.1.4.1.1. OMG Board Minutes 20211502 Draft.docx	File	0.1
1.2.2.2.2.1.4.2. Item O - Cover Page.docx	File	0.1
1.2.2.2.2.1.4.3. Item 1.0 - Cover Page Agenda.docx	File	0.1
1.2.2.2.2.1.4.4. Item 1.1 - OMOT Board Agenda - 2021 0215.docx	File	0.0
1.2.2.2.2.1.4.5. Item 2.0 - Cover Page Confirmation of Minutes of Meeting.docx	File	0.1
1.2.2.2.2.1.4.6. Item 2.1 - OMGL Board Minutes 2021 0118.docx	File	0.0
1.2.2.2.2.1.4.7. Item 2.1 -OMGL Board Minutes-2021 0129.docx	File	0.0
1.2.2.2.2.1.4.8. Item 3.0 - Cover Page Matters Arising.docx	File	0.1
1.2.2.2.2.1.4.9. Item 3.1 - Matters Arising from Previous Meetings.docx	File	0.0
1.2.2.2.2.1.4.10. Item 6.0 - Cover Page Litigation Update and Legal Report.docx	File	0.1
1.2.2.2.2.1.4.11. Item 7.0 - Cover Page Company Secretary Report.docx	File	0.1
1.2.2.2.2.1.4.12. Item 7.1- Company Secretarial Report.docx	File	0.0

50

1.2.2.2.2.1.4.13. Item 8.0 - Cover Page Other Business.docx	File	0.1
1.2.2.2.2.1.4.14. Item 9.0 - Cover Page Next Meeting.docx	File	0.1
1.2.2.2.2.1.4.15. OMGL Board Papers 2021 0215.pdf	File	0.9
1.2.2.2.2.1.5. 2021 0223	Folder	0.0
1.2.2.2.2.1.6. 2021 0301	Folder	8.0
1.2.2.2.2.1.6.1. 2020225 (Final) OMGL Equity Incentive Plan Rules.docx	File	0.2
1.2.2.2.2.1.6.2. BoardRoom-Proposal-Registry-OpenMarkets-12.02.21.pdf	File	1.8
1.2.2.2.2.1.6.3. Draft minutes - OS part.docx	File	0.0
1.2.2.2.2.1.6.4. EBITDA estimate 24-02-21.pdf	File	0.7
1.2.2.2.2.1.6.5. EIP Summary.docx	File	0.0
1.2.2.2.2.1.6.6. FEB 2021 Compliance Committee.docx	File	0.3
1.2.2.2.2.1.6.7. Item 2.1 - OMGL Board Minutes 2021 0301.docx	File	0.0
1.2.2.2.2.1.6.8. Management Report items summary.docx	File	0.0
1.2.2.2.2.1.6.9. OM Grp PL Summary Jan 2021.pdf	File	1.1
1.2.2.2.2.1.6.10. OM Structure 2021.pptx	File	3.7
1.2.2.2.2.1.7. 2021 0324	Folder	3.8
1.2.2.2.2.1.7.1. 24 March 2021	Folder	3.8
1.2.2.2.2.1.7.1.1. CFO 24032021	Folder	2.2
1.2.2.2.2.1.7.1.1.1. EBITDA estimate 18-03-21.pdf	File	0.8
1.2.2.2.2.1.7.1.1.2. OM Mgt Report- Feb 2021.pdf	File	0.4
1.2.2.2.2.1.7.1.1.3. OM PL Summary Feb 2021.pdf	File	1.0
1.2.2.2.2.1.7.1.2. COO 24032021	Folder	0.7
1.2.2.2.2.1.7.1.2.1. 2.2 - CLR Return Feb2021.pdf	File	0.2
1.2.2.2.2.1.7.1.2.2. 2.2 - Finance Attestion.docx	File	0.1
1.2.2.2.2.1.7.1.2.3. 2.2 - Rule S1 Daily 2021-03-18.pdf	File	0.5
1.2.2.2.2.1.7.1.3. OMG Board Report 20210324 CTO.docx	File	0.7
1.2.2.2.2.1.7.1.4. OMG Board Report_CMO 1 March 2021.pdf	File	0.1
1.2.2.2.2.1.7.2. CFO 24032021	Folder	0.0
1.2.2.2.2.1.7.3. COO 24032021	Folder	0.0
1.2.2.2.2.1.8. 2021 0416	Folder	0.1
1.2.2.2.2.1.8.1. OMGL EGM NoM v0.6 Clean.docx	File	0.1
1.2.2.2.2.1.9. 2021 0421	Folder	1.9
1.2.2.2.2.1.9.1. OM Consol Mgt Report - Mar2021.pdf	File	0.4
1.2.2.2.2.1.9.2. OMG Board Report 20210416 CTO.docx	File	0.0
1.2.2.2.2.1.9.3. OMG Board Report Finance April.docx	File	0.2

51

1.2.2.2.2.1.9.4. OMG Board Report_CMO 17_April 2021.pdf	File	0.6
1.2.2.2.2.1.9.5. OMG COO Board Report 22 April 2021.docx	File	0.7
1.2.2.2.2.1.10. 2021 0422	Folder	6.3
1.2.2.2.2.1.10.1. Item O - Cover Page.docx	File	0.1
1.2.2.2.2.1.10.2. Item 1.0 - Cover Page Agenda.docx	File	0.1
1.2.2.2.2.1.10.3. Item 1.1 - OMGL Board Agenda - 2021 0422.docx	File	0.0
1.2.2.2.2.1.10.4. Item 10.0- Cover Page Company Secretary Report.docx	File	0.1
1.2.2.2.2.1.10.5. Item 10.1-Company Secretarial Report.docx	File	0.0
1.2.2.2.2.1.10.6. Item 11.0 - Cover Page Other Business.docx	File	0.1
1.2.2.2.2.1.10.7. Item 12.0 - Cover Page Next Meeting.docx	File	0.1
1.2.2.2.2.1.10.8. Item 2.0 - Cover Page Confirmation of Minutes of Meeting.docx	File	0.1
1.2.2.2.2.1.10.9. Item 2.1 - OMGL Board Minutes 2021 0323 Final.docx	File	0.0
1.2.2.2.2.1.10.10. Item 2.1 - OMGL Board Minutes 2021 0323 Final.pdf	File	0.2
1.2.2.2.2.1.10.11. Item 3.0 - Cover Page Matters Arising.docx	File	0.1
1.2.2.2.2.1.10.12. Item 3.1 - Matters Arising from Previous Meetings.docx	File	0.0
1.2.2.2.2.1.10.13. Item 4.0 - Cover Page IPO Status Update.docx	File	0.1
1.2.2.2.2.1.10.14. Item 5.0 - Cover Page Management Reports.docx	File	0.1
1.2.2.2.2.1.10.15. Item 5.1 - OM Consol Mgt Report - Mar2021.pdf	File	0.4
1.2.2.2.2.1.10.16. Item 5.2 -OMG Board Report Finance April.docx	File	0.2
1.2.2.2.2.1.10.17. Item 5.3- OMG COO Board Report 22 April 2021.docx	File	0.7
1.2.2.2.2.1.10.18. Item 5.4 - OMG Board Report 20210416 CTO.docx	File	0.0
1.2.2.2.2.1.10.19. Item 5.5-OMG Board Report_CMO 17_April 2021.pdf	File	0.6
1.2.2.2.2.1.10.20. Item 6.0 - Cover Page FY22 Business Strategy and Budget.docx	File	0.1
1.2.2.2.2.1.10.21. Item 7.0 - Cover Page Remuneration Update.docx	File	0.1
1.2.2.2.2.1.10.22. Item 8.0 - Cover Page Audit and Risk Committee Update.docx	File	0.1
1.2.2.2.2.1.10.23. Item 9.0 - Cover Page Litigation Update and Legal Update.docx	File	0.1
1.2.2.2.2.1.10.24. OMGL Board Papers 2021 0422.pdf	File	2.7
1.2.2.2.2.1.10.25. summary of Model for Board V9.pdf	File	0.6
1.2.2.2.2.1.11. 2021 0517	Folder	17.0
1.2.2.2.2.1.11.1. 210517 OMG Board Pack.pd!	File	3.3
1.2.2.2.2.1.11.2. Item O - Cover Page.docx	File	0.1
1.2.2.2.2.1.11.3. Item 1.0 - Cover Page Agenda.docx	File	0.1
1.2.2.2.2.1.11.4. Item 1.1 - OMGL Board Agenda - 2021 0517.docx	File	0.0
1.2.2.2.2.1.11.5. Item 1.1 - OMGL Board Agenda - 2021 0517.pdf	File	0.1
1.2.2.2.2.1.11.6. Item 2.0 - Cover Page Advisor Presentations.docx	File	0.1

52

1.2.2.2.2.1.11.7. Item 3.0- Cover Page 1H21 Financial Statements.docx	File	0.1
1.2.2.2.2.1.11.8. Item 3.2 - Changes to Interim Financial Report.pd!	File	0.2
1.2.2.2.2.1.11.9. Item 4.0 - Cover Page IPO Prospectus.docx	File	0.1
1.2.2.2.2.1.11.10. Item 5.0 - Cover Page Other Business.docx	File	0.1
1.2.2.2.2.1.11.11. Item 6.0 - Cover Page Next Meeting.docx	File	0.1
1.2.2.2.2.1.11.12. OMGL Board Papers 2021 0517.pdf	File	13.0
1.2.2.2.2.1.12. 2021 0520	Folder	1.8
1.2.2.2.2.1.12.1. Item O - Cover Page.docx	File	0.1
1.2.2.2.2.1.12.2. Item 1.0 - Cover Page Agenda.docx	File	0.1
1.2.2.2.2.1.12.3. Item 1.1 - OMGL Board Agenda - 2021 0520.docx	File	0.0
1.2.2.2.2.1.12.4. Item 2.0 - Cover Page IPO Considerations and M & A.docx	File	0.1
1.2.2.2.2.1.12.5. Item 2.1 - M+A opportunity - Board paper.docx	File	0.0
1.2.2.2.2.1.12.6. Item 3.0 - Cover Page 1H21 Financial Stataments.docx	File	0.1
1.2.2.2.2.1.12.7. Item 4.0- Cover Page IPO Prospectus (Pathfinder).docx	File	0.1
1.2.2.2.2.1.12.8. Item 5.1 - TF 10% Acquisition Board paper (002).docx	File	0.2
1.2.2.2.2.1.12.9. Item 6.0 - Cover Page D&O Insurance Update.docx	File	0.1
1.2.2.2.2.1.12.10. Item 7.0 - Cover Page Other Business.docx	File	0.1
1.2.2.2.2.1.12.11. Item 8.0 - Cover Page Next Meeting.docx	File	0.1
1.2.2.2.2.1.12.12. OMGL Board Papers 2021 0520.pdf	File	1.1
1.2.2.2.2.1.13. 2021 0603	Folder	0.6
1.2.2.2.2.1.13.1. Forecast P&L Summary 3 June 2021.pdf	File	0.6
1.2.2.2.2.1.14. 2021 0607	Folder	24.3
1.2.2.2.2.1.14.1. 20210604 (clean) OMG Prospectus v14.docx	File	21.0
1.2.2.2.2.1.14.2. Board Policies.zip	File	0.8
1.2.2.2.2.1.14.3. Draft Board Agenda.msg	File	0.1
1.2.2.2.2.1.14.4. Final Rem Paper 4 June 2021.zip	File	1.8
1.2.2.2.2.1.14.5. Group Insurance Update - Board Meeting June 2021.docx	File	0.6
1.2.2.2.2.1.15. 2021 0623	Folder	4.5
1.2.2.2.2.1.15.1. EBITDA estimate 17-06-21.pdf	File	0.8
1.2.2.2.2.1.15.2. Item O - Cover Page.docx	File	0.1
1.2.2.2.2.1.15.3. Item 1.0 - Cover Page Agenda.docx	File	0.1
1.2.2.2.2.1.15.4. Item 1.1 - OMGL Board Agenda - 2021 0623.docx	File	0.0
1.2.2.2.2.1.15.5. Item 1.2 - OMGL - Directors Interests Register v2.docx	File	0.0
1.2.2.2.2.1.15.6. Item 10.0- Cover Page Other Business.docx	File	0.1
1.2.2.2.2.1.15.7. Item 11.0- Cover Page Next Meeting.docx	File	0.1

53

1.2.2.2.2.1.15.8. Item 2.0 - Cover Page Confirmation of Minutes of Meeting.docx	File	0.1
1.2.2.2.2.1.15.9. Item 2.1 - OMGL Board Minutes 2021 0422.docx	File	0.0
1.2.2.2.2.1.15.10. Item 2.1 - OMGL Board Minutes 2021 0517.docx	File	0.0
1.2.2.2.2.1.15.11. Item 2.1 - OMGL Board Minutes 2021 0520.docx	File	0.0
1.2.2.2.2.1.15.12. Item 2.1 - OMGL Board Minutes 2021 0603.docx	File	0.0
1.2.2.2.2.1.15.13. Item 2.1 - OMGL Board Minutes 2021 0607 v0.2.docx	File	0.0
1.2.2.2.2.1.15.14. Item 2.3- OMGL EGM Minutes 2021 0517.docx	File	0.0
1.2.2.2.2.1.15.15. Item 3.0 - Cover Page Matters Arising.docx	File	0.1
1.2.2.2.2.1.15.16. Item 3.1 - Matters Arising from Previous Meetings.docx	File	0.0
1.2.2.2.2.1.15.17. Item 4.0 - Cover Page IPO Status Update.docx	File	0.1
1.2.2.2.2.1.15.18. Item 5.0- Cover Page Management Reports.docx	File	0.1
1.2.2.2.2.1.15.19. Item 5.1 - OMG Board Report_CMO 17 June 2021.pdf	File	0.3
1.2.2.2.2.1.15.20. Item 5.2 - OMG COO Board Report 19 June 2021.docx	File	0.1
1.2.2.2.2.1.15.21. Item 6.0 - Cover Page CyberSecurity Report.docx	File	0.1
1.2.2.2.2.1.15.22. Item 6.1 - OMG Board Report 20210618 PC v2.docx	File	0.0
1.2.2.2.2.1.15.23. Item 7.0 - Cover Page Remuneration.docx	File	0.1
1.2.2.2.2.1.15.24. Item 8.0 - Cover Page Audit and Risk Committee.docx	File	0.1
1.2.2.2.2.1.15.25. Item 8.2 - OMGL ARC Minutes 2021 0512.docx	File	0.0
1.2.2.2.2.1.15.26. Item 9.0 - Cover Page Company Secretary Report.docx	File	0.1
1.2.2.2.2.1.15.27. Item 9.1-Company Secretarial Report.docx	File	0.0
1.2.2.2.2.1.15.28. OM Consol Mgt Report - May2021 10.06.21.pdf	File	0.4
1.2.2.2.2.1.15.29. OMG Board Report Finance June.pdf	File	0.3
1.2.2.2.2.1.15.30. OMGL Board Papers 2021 0623.pdf	File	1.6
1.2.2.2.2.1.16. 2021 0714	Folder	0.5
1.2.2.2.2.1.16.1. Board Strategy Update 13 July 2021.docx	File	0.2
1.2.2.2.2.1.16.2. Fw OMG interim funding - BMYG offer .msg	File	0.1
1.2.2.2.2.1.16.3. Group Insurance Update - DO cover July 2021.pdf	File	0.2
1.2.2.2.2.1.17. 2021 0720 - Discussion only	Folder	0.0
1.2.2.2.2.1.18. 2021 0729	Folder	9.5
1.2.2.2.2.1.18.1. Item O - Cover Page.docx	File	0.1
1.2.2.2.2.1.18.2. Item 1.0 - Cover Page Agenda.docx	File	0.1
1.2.2.2.2.1.18.3. Item 1.1 - OMGL Board Agenda - 2021 0729.docx	File	0.0
1.2.2.2.2.1.18.4. Item 1.2 - OMGL - Directors Interests Register v2.docx	File	0.0
1.2.2.2.2.1.18.5. Item 2.0 - Cover Page Confirmation of Minutes of Meeting.docx	File	0.1
1.2.2.2.2.1.18.6. Item 2.1 - OMGL Board Minutes 2021 0623 v0.3.docx	File	0.0

54

1.2.2.2.2.1.18.7. Item 2.1 - OMGL Board Minutes 2021 0623.pdf	File	0.2
1.2.2.2.2.1.18.8. Item 2.1 - OMGL Board Minutes 2021 0714.docx	File	0.0
1.2.2.2.2.1.18.9. Item 2.1 - OMGL Board Minutes 2021 0714.pdf	File	0.1
1.2.2.2.2.1.18.10. Item 3.0 - Cover Page Matters Arising.docx	File	0.1
1.2.2.2.2.1.18.11. Item 3.1 - Matters Arising from Previous Meetings.docx	File	0.0
1.2.2.2.2.1.18.12. Item 4.0 - Cover Page Management Reports.docx	File	0.1
1.2.2.2.2.1.18.13. Item 4.3 - OMG COO Board Report 23 July 2021.docx	File	0.0
1.2.2.2.2.1.18.14. Item 4.3.1 - Annexure A - GBST_Risk_ July 2021 update.docx	File	0.0
1.2.2.2.2.1.18.15. Item 4.3.2 - Annexure B - Culture Amp Survey Summary.pptx	File	2.7
1.2.2.2.2.1.18.16. Item 4.3.5 - Annexure D - OMG Risk Summary July 2021.docx	File	0.2
1.2.2.2.2.1.18.17. Item 4.4 - CTO Report - Cyber Security Update July 2021.docx	File	0.0
1.2.2.2.2.1.18.18. Item 5.0- Cover Page Funding Options.docx	File	0.1
1.2.2.2.2.1.18.19. Item 5.1 - Board Strategy Funding Options - 20 July 2021.docx	File	0.1
1.2.2.2.2.1.18.20. Item 6.0 - Cover Page Convertible Note.docx	File	0.1
1.2.2.2.2.1.18.21. Item 7.0 - Cover Page Company Secretary Report.docx	File	0.1
1.2.2.2.2.1.18.22. Item 7.1-Company Secretarial Report.docx	File	0.0
1.2.2.2.2.1.18.23. Item 8.0 - Cover Page Other Business.docx	File	0.1
1.2.2.2.2.1.18.24. Item 9.0 - Cover Page Next Meeting.docx	File	0.1
1.2.2.2.2.1.18.25. OM Consol Mgt Report - Jun2021 210721.pdf	File	0.4
1.2.2.2.2.1.18.26. OMG CFO report_June 21.pdf	File	1.6
1.2.2.2.2.1.18.27. OMG Investor Update (H2 FY21).pdf	File	1.0
1.2.2.2.2.1.18.28. OMGL Board Papers 2021 0729.pdf	File	2.3
1.2.2.2.2.1.18.29. Openmarkets - Letter of Waiver Breach July draft (003).pdf	File	0.2
1.2.2.2.2.1.19. 2021 0824	Folder	0.0
1.2.2.2.2.1.20. 2021 0923	Folder	0.0
1.2.2.2.2.1.21. 2021 1015 - special purpose meeting	Folder	0.0
1.2.2.2.2.1.22. 2021 1020	Folder	0.0
1.2.2.2.2.1.23. 2021 1126	Folder	0.0
1.2.2.2.2.1.24. 2021 1214	Folder	0.0
1.2.2.2.2.1.25. 2021 1221	Folder	0.0
1.2.2.2.2.1.25.1. Item 2.1 - OMGL Board Minutes 20211214 (v2).docx	File	0.0
1.2.2.2.2.2. Minute of Board discussion 23 Dec 2021.docx	File	0.0
1.2.2.2.2.3. OMG Circular Resolution PFG Facility Dec 2021.docx	File	0.1
1.2.2.2.3. Equity Incentive Plan	Folder	4.4
1.2.2.2.3.1. 20210617 (Final) OMGL Equity Incentive Plan Rules.docx	File	2.6

55

1.2.2.2.3.2. Management Options	Folder	1.8
1.2.2.2.3.2.1. 20210309 (Julius Wei) Letter of Offer for Management Shares.pd/	File	0.3
1.2.2.2.3.2.2. 20210309 (Deane Sweeney) Letter of Offer for Management Shares.pd/	File	0.3
1.2.2.2.3.2.3. 20220317 (final) Amendment to Employment Agreement (NH)- signed.pd/	File	1.3
1.2.2.2.4. Shareholder meetings	Folder	1.6
1.2.2.2.4.1. AGM 2021	Folder	0.1
1.2.2.2.4.1.1. 20211026 AGM NoM 2021 v0.10 - OMG.docx	File	0.1
1.2.2.2.4.1.2. 20211028 NoM Access Letter DRAFT v2.docx	File	0.1
1.2.2.2.4.2. EGM 2020	Folder	0.8
1.2.2.2.4.2.1. EGM NoM 2020 0602 New with Lumi FINAL.pd/	File	0.8
1.2.2.2.4.3. EGM 2021	Folder	0.6
1.2.2.2.4.3.1. OMGL EGM NoM Final.pd/	File	0.6
1.2.2.2.5. Warrants	Folder	3.4
1.2.2.2.5.1. Apr19 PFG Warrant ($400k PAID IN CASH Jan21).pdf	File	0.4
1.2.2.2.5.2. Dec19 PFG Warrant (17k shares).pdf	File	0.2
1.2.2.2.5.3. Jan21 PFG Warrant ($855k val exc.date IPO).PDF	File	0.5
1.2.2.2.5.4. Jan22 PFG Warrant (62k shares).pdf	File	0.2
1.2.2.2.5.5. MidChess warrant.pd/	File	2.1
1.2.2.2.6. Officers Register - OMGL.docx	File	0.0
1.2.2.2.7. OMG name changes, share capital in subs and constitutions.docx	File	0.0
1.2.2.2.8. OMGL - Directors Interests Register 2021 09.docx	File	0.0
1.2.2.3. Group summary of directorships.xlsx	File	0.0
1.2.2.4. Co Extract (OMG Crypto).pdf	File	0.2
1.3. Structure Chart.pptx	File	0.0
1.4. OMG Org Charts May 2022.pdf	File	0.3
1.5. Securities Register.pd/	File	0.4
1.6. 20220506 Conversion Events for Securities.docx	File	0.0
1.7. OMAL Members Register.docx	File	0.0
1.8. 20220810 Diagram re. Group corporate and debt structure.pptx	File	0.1
2. Financials	Folder	105.5
2.1. OMAL	Folder	8.6
2.1.1. OpenMarket Australia Limited - 30 June 2020 - Signed.pd!	File	1.2
2.1.2. OpenMarket Australia Limited - 30 June 2021 - Signed.pd/	File	7.4
2.2. OMG	Folder	2.7
2.2.1. OpenMarkets Group Limited - 30 June 2020 - Signed.pd!	File	0.4

56

2.2.2. Openmarkets Group Limited - 30 June 2021 - Signed.pd!	File	1.0
2.2.3. 2019 Financial Statements - OpenMarkets Group Limited.pd!	File	1.2
2.3. OMRA	Folder	0.8
2.3.1. FY21	Folder	0.8
2.3.1.1. FINAL FY2021 OMRA Fund FS (signed).pdf	File	0.6
2.3.1.2. OMRA Fund Auditor Report (signed).pdf	File	0.1
2.4. CFO Reports	Folder	3.8
2.4.1. OMG CFO report Feb 22.pdf	File	0.6
2.4.2. CFO Report Mar 22 Final.pd!	File	0.6
2.4.3. CFO Report Apr 22.pdf	File	0.6
2.4.4. CFO Report May 22 15062022.pdf	File	0.9
2.4.5. CFO Report Jun 22 Final.pd!	File	1.1
2.5. 20220503 Costs Out.pd!	File	1.5
2.6. Financial Forecasts	Folder	38.1
2.6.1. OMG Master Financial Model export 20220413.xlsx	File	19.2
2.6.2. 2.6.2 OMG Master Financial Model - 20220505 data room export.xlsx	File	18.9
2.7. Financials	Folder	28.3
2.7.1. Monthly BS Jul-21 to Mar-22.xlsx	File	0.4
2.7.2. Monthly P&L Jul-21 to Mar-22.xlsx	File	0.3
2.7.3. Bank Statements	Folder	19.5
2.7.3.1. #18 OMRA Clearing.pd!	File	1.3
2.7.3.2. #18 OMG Trading.pd!	File	2.4
2.7.3.3. #18 OMG Cash Reserve.pd!	File	0.9
2.7.3.4. #18 OMAL Trust.pd!	File	7.3
2.7.3.5. #18 OMAL General.pd!	File	3.8
2.7.3.6. #18 OMAL Cash Reserve.pd!	File	0.8
2.7.3.7. #18 Opentrader.pdf	File	0.9
2.7.3.8. #18 Tradefloor IPCO.pdf	File	1.2
2.7.3.9. #18 Tradefloor.pdf	File	1.0
2.7.4. #20 Aged Payables 30Jun21.xlsx	File	0.0
2.7.5. #20 Aged Payables Summary as at 31 March 22.xlsx	File	0.0
2.7.6. #6 OMG Consolidation - 30 June 2021 and 2020.xlsx	File	1.0
2.7.7. #8 RPT Disclosures (including KMPs).xlsx	File	0.0
2.7.8. #10a OpenMarkets Leases Review & Calculations AASB16 Mel.xlsm	File	1.3
2.7.9. #1Ob OpenMarkets Leases Review & Calculations AASB16 Syd Updated 07.09.2021.xlsm	File	1.6

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2.7.10. #12 FY21 Share based payments calculation.xlsx	File	0.0
2.7.11. #21 Leave Provision as at 31 Mar 2022.xlsx	File	0.1
2.7.12. #22 Purchase Price Allocation (PPA)- Cannon (latest).xlsx	File	0.5
2.7.13. ATO	Folder	0.1
2.7.13.1. ATO Payment Plan 7 Feb 2022 - $596k.pdf	File	0.1
2.7.14. Responses to NO Queries	Folder	3.4
2.7.14.1. Ashurst $40k.pdf	File	0.1
2.7.14.2. Ashurst Nov bill - $35k.pdf	File	0.1
2.7.14.3. Enhanced Investment OM loan interest schedule.xlsx	File	2.8
2.7.14.4. GBST Saas Schedule.xlsx	File	0.1
2.7.14.5. GRT $39k.pdf	File	0.1
2.7.14.6. Legal Expense Transactions FY22.xlsx	File	0.0
2.7.14.7. McCullough $33k.pdf	File	0.1
2.7.14.8. OMGL Convertible Notes Register.xlsx	File	0.1
2.7.14.9. OMRA Fund Register as at 30 June 2022.xlsx	File	0.0
2.8. Capital Liquidity Return	Folder	0.2
2.8.1. Final April 2022 CLR .pdf	File	0.2
2.9. Tax	Folder	11.0
2.9.1. 2018 Tax Return - OpenMarkets Online Trading Ply Ltd.pd!	File	0.1
2.9.2. 2019 Income Tax Return - OpenMarkets Group Limited.pdf	File	0.1
2.9.3. 2020 Income Tax Return - OpenMarkets Group Limited.pdf	File	0.1
2.9.4. 2021 Fringe Benefits Tax Return - OpenMarkets Group Limited.pdf	File	2.2
2.9.5. Tradefloor	Folder	2.0
2.9.5.1. 12. IPCO Annual_reconciliation Lodgement NSW (2).pdf	File	0.1
2.9.5.2. 12. IPCO Annual_reconciliation Lodgement OLD (1).pdf	File	0.4
2.9.5.3. 12. IPCO Annual_reconciliation Lodgement VIC.pd!	File	0.1
2.9.5.4. 2019 CTR_TradeFloorPtyltd.pdf	File	0.1
2.9.5.5. 2020 CTR_TradefloorHoldingsPtyltd - Signed.pd!	File	0.1
2.9.5.6. 2020 FBT TradeFloorPtyltd (Signed).pdf	File	0.1
2.9.5.7. 2021 CTR_TradefloorHoldingsPtyltd.pdf	File	0.1
2.9.5.8. 2021 FBT TradefloorlPCOPtyltd - Signed.pdf	File	0.1
2.9.5.9. 2021 FBT TradeFloorPtyltd (Signed).pdf	File	0.1
2.9.5.10. Asset Register as at 30.6.21 (Tax & ACCY).xlsx	File	0.1
2.9.5.11. FY20 FBT Calculation - ESN WORKINGS.xis	File	0.1
2.9.5.12. Notification of formation of an income tax consolidated group (Tradefloor Group) - Signed and Lodged.pdf	File	0.3

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2.9.5.13. TRADEFLOOR CONSOLIDATED - 2021 Workpaper V18.02.2022.xlsx	File	0.2
2.9.5.14. Tradefloor IPCO - FY21 FBT Calculation - ESN WORKINGS.xis	File	0.0
2.9.5.15. TradeFloor Ply Ltd - 2018 Annual Report.pd!	File	0.1
2.9.5.16. TradeFloor Ply Ltd - 2019 Annual Report.pd!	File	0.0
2.9.5.17. Tradefloor Ply Ltd - FY21 FBT Calculation - ESN WORKINGS.xis	File	0.1
2.9.6. OMG	Folder	0.3
2.9.6.1. Depreciation Schedule (OMOT).xlsx	File	0.1
2.9.6.2. Fixed Assets 30 Sep 2019.xlsx	File	0.0
2.9.6.3. Software development pool.xlsx	File	0.1
2.9.6.4. Withholding tax	Folder	0.1
2.9.6.4.1. Bloomberg 1281 notice OpenMarkets.doc	File	0.0
2.9.6.4.2. Bloomberg sg2019032258004.pdf	File	0.0
2.9.7. BAS	Folder	5.8
2.9.7.1. #42.1 Breakdown of supplies.xlsx	File	0.0
2.9.7.2. 202004 OMG IAS Apr2020.xlsx	File	0.1
2.9.7.3. 202004 OMGL IAS Apr 20.pdf	File	0.2
2.9.7.4. 202006 MS Jun20 BAS - OpenMarkets Group Ltd lodged.pd!	File	0.1
2.9.7.5. 202010 IAS - OpenMarkets Group Limited.pd!	File	0.1
2.9.7.6. 202010 OMG PAYG GST Xero report.xlsx	File	0.0
2.9.7.7. 202012 BAS- OpenMarkets Group Limited Lodgment.pd!	File	0.2
2.9.7.8. 202012 OMG PAYG GST Xero report.xlsx	File	0.0
2.9.7.9. 202109 Lodgement Confirmation September 2021 BAS- OpenMarkets Group Limited.pd!	File	0.2
2.9.7.10. 202109 OMG GST Xero report_FY22 Sept21.xls	File	0.0
2.9.7.11. 202112 Dec 2021 BAS Lodgement Confirmation.pd!	File	0.1
2.9.7.12. 202112 OpenMarkets Group Limited-Activity Statement[Q2FY22].xls	File	0.1
2.9.7.13. Customer Invoices	Folder	1.2
2.9.7.13.1. Customer Invoices	Folder	1.2
2.9.7.13.1.1. TF	Folder	0.3
2.9.7.13.1.1.1. Invoice TF-1178.pdf	File	0.1
2.9.7.13.1.1.2. Invoice TF-1320.pdf	File	0.1
2.9.7.13.1.1.3. Invoice TF-1389.pdf	File	0.1
2.9.7.13.1.1.4. Invoice TF-1438.pdf	File	0.1
2.9.7.13.1.1.5. Invoice TF-1214.pdf	File	0.1
2.9.7.13.1.2. OMAL	Folder	0.8
2.9.7.13.1.2.1. Invoice INV-1308.pdf	File	0.1

59

2.9.7.13.1.2.2. Invoice INV-1370.pdf	File	0.1
2.9.7.13.1.2.3. Invoice INV-1416.pdf	File	0.1
2.9.7.13.1.2.4. Invoice INV-1441.pdf	File	0.1
2.9.7.13.1.2.5. Invoice INV-1330.pdf	File	0.1
2.9.7.13.1.2.6. Invoice INV-1459.pdf	File	0.1
2.9.7.13.1.2.7. Invoice INV-1233.pdf	File	0.1
2.9.7.13.1.2.8. Invoice INV-1421.pdf	File	0.1
2.9.7.13.1.2.9. Invoice INV-1408.pdf	File	0.1
2.9.7.13.1.2.10. Invoice INV-1373.pdf	File	0.1
2.9.7.13.1.2.11. Invoice INV-1248.pdf	File	0.1
2.9.7.13.1.2.12. Invoice INV-1339.pdf	File	0.1
2.9.7.13.1.2.13. Invoice INV-1264.pdf	File	0.1
2.9.7.13.1.2.14. Invoice INV-1409.pdf	File	0.1
2.9.7.13.1.3. TF IPCO	Folder	0.0
2.9.7.13.1.3.1. Invoice INV-0040.pdf	File	0.0
2.9.7.14. Supplier Invoices	Folder	2.8
2.9.7.14.1. Supplier Invoices	Folder	2.8
2.9.7.14.1.1. OMG	Folder	0.2
2.9.7.14.1.1.1. HubSpot - INVOICE-7817663.0.pdf	File	0.1
2.9.7.14.1.1.2. Aaron White - INVOICE_681 OPEN MARKET.pd!	File	0.0
2.9.7.14.1.1.3. ECS - OpenMarkets - LS 500C - Rent Invoice - January 2022.pdf	File	0.0
2.9.7.14.1.1.4. MM&R- Invoice INV-0722.pdf	File	0.1
2.9.7.14.1.1.5. Forpoint-Sales lnvoic 67544 1634017092716.pdf	File	0.0
2.9.7.14.1.2. TF	Folder	0.3
2.9.7.14.1.2.1. Investment Link - DTRAF001_I18585.pdf	File	0.2
2.9.7.14.1.2.2. Omnium - Invoice INV10383.pdf	File	0.1
2.9.7.14.1.2.3. Christie Spaces - RNDINV - 10127.pdf	File	0.1
2.9.7.14.1.3. OMAL	Folder	2.0
2.9.7.14.1.3.1. pipenetworks - 17468897.pdf	File	0.1
2.9.7.14.1.3.2. Rentokil- lnvoic 21512381.pdf	File	0.1
2.9.7.14.1.3.3. Boardroom - 10148681.pdf	File	0.1
2.9.7.14.1.3.4. Equifax - 14960685.pdf	File	0.2
2.9.7.14.1.3.5. Techflow - Invoice GSINV073156.pdf	File	0.1
2.9.7.14.1.3.6. Equinix-56111421 131210109510.pdf	File	0.0
2.9.7.14.1.3.7. DTCC - CTM_lnvoic 20053536.pdf	File	0.0

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2.9.7.14.1.3.8. Kaplan - Invoice DOC277881.pdf	File	0.1
2.9.7.14.1.3.9. Elite Investments - Invoice EIC-343.pdf	File	0.4
2.9.7.14.1.3.10. Demos-lNV57293.pdf	File	0.7
2.9.7.14.1.4. TF IPCO	Folder	0.3
2.9.7.14.1.4.1. Super Ralings- lNVSR210801.pdf	File	0.2
2.9.7.14.1.4.2. Go1 - lnvoic _INAU0002793 1644466745656.pdf	File	0.0
2.9.7.15. 202006 IAS BAS Jun2020.xlsx	File	0.6
2.9.8. 2022 FBT_TradefloorlPCOPtyLtd - signed by OM.pdf	File	0.4
2.10. Accounting Treatment	Folder	0.3
2.10.1. 2.8. GBST contract - updated on 23.9.21.pdf	File	0.3
2.11. Revenue by business stream last 3 years.xlsx	File	0.3
2.12. FINAL OpenMarkets tax advice 28.06.21 (to client}.pdf	File	0.3
2.13. FY22 Summary of Employee and PAYG.xlsx	File	0.0
2.14. Consolidated Financial results FY22.xlsx	File	0.1
2.15. Manual Journals FY22	Folder	0.7
2.15.1. OMG Consolidation NCI - Manual Journal Report FY22.xls	File	0.0
2.15.2. Tradefloor IPCO Ply Ltd - Manual Journal Report FY22.xls	File	0.3
2.15.3. TradeFloor Ply Ltd - Manual Journal Report FY22.xls	File	0.0
2.15.4. OpenMarkets Group Limited - Manual Journal Report FY22.xls	File	0.1
2.15.5. OpenMarkets Australia Limited - Manual Journal Report FY22.xls	File	0.2
2.16. Balance Sheet Reconciliation FY22	Folder	8.7
2.16.1. TradeFloor Balance Sheet Recs 30 June 22.xlsx	File	2.8
2.16.2. IPCO Balance Sheet Recs 30 June 2022.xlsx	File	0.4
2.16.3. OMAL Balance Sheet Rec June 22.xlsx	File	0.8
2.16.4. OMG Balance Sheet Reconciliations June 2022.xlsx	File	1.9
3. Legals	Folder	98.7
3.1. AFSL and exchange memberships	Folder	1.4
3.1.1. 001 AFSL 11 December 2017.pdf	File	0.3
3.1.2. 002 130819 OMAL ASX participant confirm letter.pdf	File	0.0
3.1.3. 003 Chi-X Admission letter for Open Markets July 2015.pdf	File	0.5
3.1.4. 004 NSX letter 2014-12-09.pdf	File	0.4
3.1.5. 005 Deed of Indebtedness- OMAL - OMH Aug 2019 (1}.pdf	File	0.2
3.2. Employment	Folder	21.0
3.2.1. Employee Policies & Guidelines	Folder	5.2
3.2.1.1. Employee and Connected Persons Trading Policy 2021.pdf	File	0.3

61

3.2.1.2. Mandatory policies that all staff must acknowledge.png	File	0.0
3.2.1.3. OMG Information Security Policy Framework - FINAL (2).pdf	File	4.6
3.2.1.4. OpenMarkets Code of Conduct 2020.pdf	File	0.2
3.2.1.5. Working from Home Agreement.pd!	File	0.1
3.2.2. Employment contracts	Folder	10.8
3.2.2.1. Key management contracts	Folder	10.7
3.2.2.1.1. Bob Alexander (CFO).pdf	File	1.4
3.2.2.1.2. Camilla Cooke (CMO).pdf	File	0.5
3.2.2.1.3. Dan Jowett (CCO).pdf	File	0.9
3.2.2.1.4. Deane Sweeney (COO).pdf	File	7.1
3.2.2.1.5. Phil De Hennin (Head of Equity Finance).pdf	File	0.6
3.2.2.1.6. Kelie Coffey (Head of Product}.pdf	File	0.2
3.2.2.2. 20210927 (Template) Employment Agreement- TF IPCO.docx	File	0.1
3.2.3. Xmas2020 Bonus issuance of options	Folder	0.1
3.2.3.1. 20210728 Email to staff v4.docx	File	0.0
3.2.3.2. Xmas bonus register.xlsx	File	0.0
3.2.4. Headcount Data - updated 20220314 (redacted).xlsx	File	0.0
3.2.5. Other matters	Folder	4.9
3.2.5.1. 20210827 Deed of Settlement Release - Suzanne Randall (Execution version).docx	File	0.0
3.2.5.2. 20220118 Deed of Settlement Release - Philip Cussen (OMG signed) (1).pdf	File	0.5
3.2.5.3. 20220414 Agreements Update - Bob Alexander signed.pdf	File	0.3
3.2.5.4. Nick Hornstein	Folder	1.3
3.2.5.4.1. 20220317 (final) Amendment to Employment Agreement (NH) - signed.pdf	File	1.3
3.2.5.5. Dan Jowett	Folder	0.2
3.2.5.5.1. Amendments to Employment Agreement D Jowett March 2022 - NS signed.pdf	File	0.2
3.2.5.6. Deane Sweeney	Folder	0.3
3.2.5.6.1. Amendments to Employment Agreement D Sweeney_March 2022 - signed (2).pdf	File	0.3
3.2.5.7. James Claridge (lnvestfit)	Folder	1.0
3.2.5.7.1. 20210201 (Executed) Employment Agreement - James Claridge.pdf	File	1.0
3.2.5.8. Antony Pritchett (lnvestfit)	Folder	1.4
3.2.5.8.1. 20210201 (Executed) Employment Agreement - Antony Pritchett - signed.pdf	File	1.4
3.3. Funding arrangements	Folder	18.0
3.3.1. CMM facility - OMRA	Folder	5.1
3.3.1.1. OMRA	Folder	4.8
3.3.1.1.1. 20210916 OMRA (Legal Advice) tax summary- fixed trust.pdf	File	0.2

62

3.3.1.1.2. 20211222 OMRA Fund - Investment Memorandum (final).pdf	File	0.9
3.3.1.1.3. 20220131 Monthly Facility Statement (sample for each month).pdf	File	0.4
3.3.1.1.4. 20220202 OMRA Fund Process Overview v2.0.docx	File	0.3
3.3.1.1.5. 59047956 3 - General security agreement - OMRA Fund.pd!	File	0.3
3.3.1.1.6. 59086048 2 - Facility Agreement - OpenMarkets Regulatory Arbitrage Fund.pd!	File	0.5
3.3.1.1.7. OMRA Tax Statement (template).docx	File	0.0
3.3.1.1.8. Openmarkets - Priority Deed (Fully executed).PDF	File	0.5
3.3.1.1.9. Trust Deed-OpenMarkets Regulatory Arbitrage Fund - CERTIFIED COPY.pdf	File	1.9
3.3.2. Enhanced Investments (secured over TradeFloor)	Folder	3.6
3.3.2.1. 20220503 Enhanced Investments Facility update.docx	File	0.0
3.3.2.2. 20220201 Letter re. Extension of Termination Date- all advances - signed.pd!	File	0.4
3.3.2.3. 20220713 TF Deed of Variation - $13.4m.pdf	File	0.5
3.3.2.4. Enhanced Investments General Security Agreement Execution Version - ...(1).pdf	File	0.6
3.3.2.5. Enhanced Investments Guarantee and Indemnity Execution Version - (20...(1).pdf	File	0.5
3.3.2.6. Priority Deed - Openmarkets (BMYG).pdf	File	0.4
3.3.2.7. TF Loan Deed of Amendment 14 Jan 2021.pdf	File	0.2
3.3.2.8. TF Loan Deed of Amendment May 2020.pdf	File	0.3
3.3.2.9. Enhanced Investments - Working Capital Facility Agreement - EXECUTION COPY - (201237.1395515).pdf	File	0.5
3.3.3. PFG (secured over OMG)	Folder	9.2
3.3.3.1. Sixth Deed of Amendment and Restatement - Openmarkets 4 April 2022 exe version - signed (003)204369.pdf	File	0.9
3.3.3.2. Sixth Amended and Restated Loan Agreement - Openmarkets exe version2305843009239067681.pdf	File	0.3
3.3.3.3. 001ABL-#7026034-v1-PFG Standard Terms - 17 May 2019.pdf	File	0.6
3.3.3.4. 002ABL-#6784469-v3-PFG SPECIFIC FACILITY TERMS - TERM LOAN.pd!	File	0.3
3.3.3.5. 003ABL-#6853694-v5-PFG SPECIFIC FACILITY TERMS - TERM LOAN NOTES.pdf	File	0.3
3.3.3.6. 004ABL-#6831779-v1-PFG SPECIFIC FACILITY TERMS- REVOLVING LOAN.pd!	File	0.3
3.3.3.7. 010 20210118 PFG Letter re. Amendment to OMRA Debt (003) (003).pdf	File	0.2
3.3.3.8. 20210301 Letter on Facility Limit.pd!	File	0.6
3.3.3.9. 20210430 (signed) Letter re. Facilities and Warrants.pd!	File	0.7
3.3.3.10. ABL-7991009-3-Openmarkets - Notice of Exercise (Warrant)_signed.pdf	File	0.2
3.3.3.11. ABL-8439663-2-Openmarkets - Deed of Accession - OMG Signed.pdf	File	0.5
3.3.3.12. ABL-8546689-1-Openmarkets - Priority Deed Amendment (Signed).PDF	File	0.4
3.3.3.13. ABL-8546690-1-Openmarkets- Bad Acts Indemnity (Signed).PDF	File	0.4
3.3.3.14. Apr19 PFG Warrant ($400 repaid in cash Jan21).pdf	File	0.4
3.3.3.15. Dec19 PFG Warrant (17k shares).pdf	File	0.2
3.3.3.16. Deed_of_Guarante and_lndemnity_(Corporat Guarantors) EXECUTED.pdf	File	0.7

63

3.3.3.17. General_Security_Deed_-_OpenMarkets EXECUTED.pdf	File	0.9
3.3.3.18. Jan21 PFG Warrant ($800k val exc.date IPO).PDF	File	0.5
3.3.3.19. Jan22 PFG Warrant (62k shares).pdf	File	0.2
3.3.3.20. Openmarkets - Deed of Subordination (BMYG) (Executed).PDF	File	0.3
3.3.3.21. Openmarkets - Letter of Waiver Breach September Execution.pd!	File	0.2
3.3.3.22. Openmarkets - Letter of Waiver and Covenant Amendments May 2022 signed.pd!	File	0.1
3.3.4. 20220213 ASX Clear capital summary.docx	File	0.1
3.3.5. OM debt summary_Feb 22 15 March.xlsx	File	0.0
3.4. Insurance	Folder	1.8
3.4.1. 8.1.1 Corp Travel Placing slip 2020.2021.pdf	File	0.4
3.4.2. 8.1.2 Cyber Placing Slip 2020.2021.pdf	File	0.1
3.4.3. 8.1.3 OpenMarkets- Pl and D&O Certificate of Currency 2019-2021.pdf	File	0.2
3.4.4. 8.1.4 QBE Office Package Policy Details.pd!	File	0.1
3.4.5. Insurance - July update.pd!	File	0.9
3.5. IT summary	Folder	5.7
3.5.1. 20210812 Trademark Status.xlsx	File	0.1
3.5.2. domain list.xlsx	File	0.0
3.5.3. software assets.xlsx	File	0.0
3.5.4. lnvestfit Patent	Folder	5.4
3.5.4.1. 2017101891-lnnovation Patent Certificate.pd!	File	1.8
3.5.4.2. 2017101891-lnnovation Patent Notice of Grant.pd!	File	0.3
3.5.4.3. Patent Applcation USA 30134(US) - Notice of Publication 3009-025US1(2).pdf	File	0.1
3.5.4.4. Patent Application USA 30134(US) - US-20180189875.pdf	File	3.3
3.6. Leases	Folder	50.8
3.6.1. Brisbane Lease - 127 Creek	Folder	0.6
3.6.1.1. TRADEFLOOR Office Agreement 01.01.2021 2.27 Signed.pd!	File	0.6
3.6.2. Melbourne Lease - 500 Collins St	Folder	43.4
3.6.2.1. BG 500 Collins St.pd!	File	2.2
3.6.2.2. Lease 500 Collins.pd!	File	41.2
3.6.3. Sydney Lease - Level 40, 225 George St	Folder	6.7
3.6.3.1. Lease Docs	Folder	6.7
3.6.3.1.1. Exeecuted copies	Folder	0.5
3.6.3.1.1.1. GL210203 - Sublease to OMG (Sydney, Grosvenor Place).pdf	File	4.1
3.6.3.1.1.2. Deed of Assignment Consent to Lease - executed by Publicis.pd!	File	0.5
3.6.3.1.2. Deed of Assignment Consent to Lease - executed by Publicis.pd!	File	0.5

64

3.6.3.1.3. Schedule 1 - Floor Plan.pdf	File	1.2
3.6.3.1.4. Schedule 2 - Existing Fitout.pdf	File	0.1
3.6.3.1.5. Schedule 3 - Sublease AK855492.pdf	File	4.4
3.6.3.2. 20220713 Publicis Termination Notice (May23).pdf	File	0.0
3.6.4. 20220224 Leases overview.docx	File	0.0
4. Material Contracts and Products	Folder	26.8
4.1. Material Customer Agreements	Folder	13.0
4.1.1. 20210903 (template) TF Licence and Services Agreement.docx	File	0.1
4.1.2. 20210929 DvP Letter - template.docx	File	0.1
4.1.3. 20220124 (template) ISA - custody.docx	File	0.3
4.1.4. 20220124 (template) ISA - HIN.docx	File	0.3
4.1.5. 20220503 Crypto T&Cs.pdf	File	0.7
4.1.6. 20220221 Material customer agreements overview.docx	File	0.1
4.1.7. 20220224 Revenue by Client (redacted).xlsx	File	0.0
4.1.8. 20220321 OM Deals Forecast and Pipeline.xlsx	File	0.0
4.1.9. 20220323 Bottom-up derivatives modelling.xlsx	File	0.0
4.1.10. Top 5 Customer Agreements	Folder	11.3
4.1.10.1. 20201215 ISA- SWF.pdf	File	3.1
4.1.10.2. 20200814 ISA - Sanlam for Stockspot.pdf	File	0.9
4.1.10.3. 20200713 - Stockspot Addendum to Sanlam ISA.pdf	File	0.3
4.1.10.4. ISA - Sanlam (general, used for Pea er) (May19).pdf	File	4.4
4.1.10.5. 20210217 Pearler Addendum to Sanlam ISA.pdf	File	0.4
4.1.10.6. ISA- Marketech 17 Jan 2018 Signed.pdf	File	1.6
4.1.10.7. ISA-Pinn Deavin 15 Dec2017.pdf	File	0.6
4.2. Material Supplier Agreements	Folder	8.7
4.2.1. IRESS Agreement_May 2015.pdf	File	1.7
4.2.2. lress Data Feed Agreement - Open Markets Australia Limited.pdf	File	2.9
4.2.3. IRESS-OMAL Trader Re-Distribution Agreement July 2015.pdf	File	0.3
4.2.4. Open Markets SAXO First Addendum Countersigned.pdf	File	0.2
4.2.5. Open Markets SAXO ITA Countersigned.pdf	File	1.6
4.2.6. OpenMarkets GBST- MSA- 17122020 EXECUTED.pdf	File	1.0
4.2.7. Goliath - Australian Novation Deed - Tradefloor IPCO Ply Ltd (Fully executed}.pdf	File	0.4
4.2.8. Deed of Guarantee - OMG GBST Fully Executed 300921.pdf	File	0.2
4.2.9. Deed of Novation - OMAL Tradefloor and GBST Fully executed 300921.pdf	File	0.3
4.3. OM and OT T&Cs	Folder	2.9

65

4.3.1. Openmarkets	Folder	1.2
4.3.1.1. Openmarkets best execution policy v011021-1.pdf	File	0.2
4.3.1.2. Openmarkets client agreement v011021-1.pdf	File	0.4
4.3.1.3. Openmarkets financial services guide v011021-1.pdf	File	0.3
4.3.1.4. Openmarkets target market determination ETOs v230921-1.pdf	File	0.4
4.3.2. Opentrader	Folder	1.6
4.3.2.1. FSG	Folder	1.5
4.3.2.1.1. 20220201 (final) Opentrader FSG.docx	File	1.5
4.3.2.2. OpenTrader T&Cs (Latest Version - 21 January 2021).docx	File	0.0
4.3.3. Privacy Policy	Folder	0.0
4.3.3.1. 20220210 Privacy Policy (w.out GDPR).docx	File	0.0
4.4. Products Overview	Folder	2.3
4.4.1. Openmarkets Advice overview.pdf	File	0.2
4.4.2. Openmarkets Client Manager overview.pdf	File	0.3
4.4.3. Openmarkets ECMs overview.pd!	File	0.3
4.4.4. Openmarkets Execution and Enterprise APls.pdf	File	0.2
4.4.5. Openmarkets Managed Accounts overview.pdf	File	0.3
4.4.6. Openmarkets Onboarding overview.pd!	File	0.4
4.4.7. Openmarkets Order Manager overview.pd!	File	0.2
4.4.8. Openmarkets Risk Manager.pdf	File	0.2
4.4.9. Openmarkets summary.pdf	File	0.1
5. DDQ requests	Folder	148.2
5.1.2019 Reach Trading- Licence Agreement.pd!	File	0.6
5.2. Motor Vehicle (DDQ 4.1(c))	Folder	0.7
5.2.1. 448834 Repurchase agreement.pd!	File	0.4
5.2.2. 448834 Asset loan agreement.pd!	File	0.2
5.3. Letters of Support (DDQ 4.5)	Folder	0.2
5.3.1. 20220404 Letter of support for subsidiaries (BMYG).pdf	File	0.1
5.3.2. 20220404 Letter of support for subsidiaries (OMG).pdf	File	0.2
5.4. Ivan Tchourilov (DDQ 5.6)	Folder	16.6
5.4.1. IT Payslips	Folder	3.0
5.4.1.1. July 2020 onwards	Folder	0.5
5.4.1.1.1. Payslip (16).pdf	File	0.0
5.4.1.1.2. Payslip (17).pdf	File	0.0
5.4.1.1.3. Payslip (18).pdf	File	0.0

66

5.4.1.1.4. Payslip (19).pdf	File	0.0
5.4.1.1.5. Payslip (20).pdf	File	0.0
5.4.1.1.6. Payslip (21).pdf	File	0.0
5.4.1.1.7. Payslip (22).pdf	File	0.0
5.4.1.1.8. Payslip (23).pdf	File	0.0
5.4.1.1.9. Payslip (24).pdf	File	0.0
5.4.1.1.10. Payslip (25).pdf	File	0.0
5.4.1.1.11. Payslip (26).pdf	File	0.0
5.4.1.1.12. Payslip (27).pdf	File	0.0
5.4.1.1.13. Payslip (28).pdf	File	0.0
5.4.1.1.14. Payslip (29).pdf	File	0.0
5.4.1.1.15. Payslip (30).pdf	File	0.0
5.4.1.1.16. Payslip (31).pdf	File	0.0
5.4.1.1.17. Payslip (32).pdf	File	0.0
5.4.1.1.18. Payslip (33).pdf	File	0.0
5.4.1.1.19. Payslip (34).pdf	File	0.0
5.4.1.1.20. Payslip (35).pdf	File	0.0
5.4.1.1.21. Payslip (36).pdf	File	0.0
5.4.1.2. Pre-July 2020	Folder	2.0
5.4.1.2.1. Payslip-10.pdf	File	0.0
5.4.1.2.2. Payslip-11.pdf	File	0.0
5.4.1.2.3. Payslip-12.pdf	File	0.0
5.4.1.2.4. Payslip-13.pdf	File	0.0
5.4.1.2.5. Payslip-14.pdf	File	0.0
5.4.1.2.6. Payslip-15.pdf	File	0.0
5.4.1.2.7. Payslip-16.pdf	File	0.0
5.4.1.2.8. Payslip-17.pdf	File	0.0
5.4.1.2.9. Payslip-18.pdf	File	0.0
5.4.1.2.10. Payslip-19.pdf	File	0.0
5.4.1.2.11. Payslip-2.pdf	File	0.0
5.4.1.2.12. Payslip-20.pdf	File	0.0
5.4.1.2.13. Payslip-21.pdf	File	0.0
5.4.1.2.14. Payslip-22.pdf	File	0.0
5.4.1.2.15. Payslip-23.pdf	File	0.0
5.4.1.2.16. Payslip-24.pdf	File	0.0

67

5.4.1.2.17. Payslip-25.pdf	File	0.0
5.4.1.2.18. Payslip-26.pdf	File	0.0
5.4.1.2.19. Payslip-27.pdf	File	0.0
5.4.1.2.20. Payslip-28.pdf	File	0.0
5.4.1.2.21. Payslip-29.pdf	File	0.0
5.4.1.2.22. Payslip-3.pdf	File	0.0
5.4.1.2.23. Payslip-30.pdf	File	0.0
5.4.1.2.24. Payslip-31.pdf	File	0.0
5.4.1.2.25. Payslip-32.pdf	File	0.0
5.4.1.2.26. Payslip-33.pdf	File	0.0
5.4.1.2.27. Payslip-34.pdf	File	0.0
5.4.1.2.28. Payslip-35.pdf	File	0.0
5.4.1.2.29. Payslip-36.pdf	File	0.0
5.4.1.2.30. Payslip-37.pdf	File	0.0
5.4.1.2.31. Payslip-38.pdf	File	0.0
5.4.1.2.32. Payslip-39.pdf	File	0.0
5.4.1.2.33. Payslip-4.pdf	File	0.0
5.4.1.2.34. Payslip-40.pdf	File	0.0
5.4.1.2.35. Payslip-41.pdf	File	0.0
5.4.1.2.36. Payslip-42.pdf	File	0.0
5.4.1.2.37. Payslip-43.pdf	File	0.0
5.4.1.2.38. Payslip-44.pdf	File	0.0
5.4.1.2.39. Payslip-45.pdf	File	0.0
5.4.1.2.40. Payslip-46.pdf	File	0.0
5.4.1.2.41. Payslip-47.pdf	File	0.0
5.4.1.2.42. Payslip-48.pdf	File	0.0
5.4.1.2.43. Payslip-49.pdf	File	0.0
5.4.1.2.44. Payslip-5.pdf	File	0.0
5.4.1.2.45. Payslip-50.pdf	File	0.0
5.4.1.2.46. Payslip-51.pdf	File	0.0
5.4.1.2.47. Payslip-52.pdf	File	0.0
5.4.1.2.48. Payslip-53.pdf	File	0.0
5.4.1.2.49. Payslip-54.pdf	File	0.0
5.4.1.2.50. Payslip-55.pdf	File	0.0
5.4.1.2.51. Payslip-56.pdf	File	0.0

68

5.4.1.2.52. Payslip-57.pdf	File	0.0
5.4.1.2.53. Payslip-58.pdf	File	0.0
5.4.1.2.54. Payslip-59.pdf	File	0.0
5.4.1.2.55. Payslip-6.pdf	File	0.0
5.4.1.2.56. Payslip-61.pdf	File	0.0
5.4.1.2.57. Payslip-62.pdf	File	0.0
5.4.1.2.58. Payslip-63.pdf	File	0.0
5.4.1.2.59. Payslip-64.pdf	File	0.0
5.4.1.2.60. Payslip-65.pdf	File	0.0
5.4.1.2.61. Payslip-66.pdf	File	0.0
5.4.1.2.62. Payslip-67.pdf	File	0.0
5.4.1.2.63. Payslip-68.pdf	File	0.0
5.4.1.2.64. Payslip-69.pdf	File	0.0
5.4.1.2.65. Payslip-7.pdf	File	0.0
5.4.1.2.66. Payslip-70.pdf	File	0.0
5.4.1.2.67. Payslip-8.pdf	File	0.0
5.4.1.2.68. Payslip-9.pdf	File	0.0
5.4.1.2.69. Payslip.pd!	File	0.0
5.4.1.3. Correct payslip for Ivan .msg	File	0.3
5.4.1.4. Ivan payslip (final).pdf	File	0.2
5.4.2. Supporting docs and old versions	Folder	9.8
5.4.2.1. 11.2(c)- MB Loan Agreement motorvehicle.pdf	File	2.3
5.4.2.2. 20220223 Hall&Wilcox advice - OMG.pdf	File	0.2
5.4.2.3. Annual Leave taken but not accounted for.msg	File	0.2
5.4.2.4. At least we got to save everyone’s jobs today.png	File	0.0
5.4.2.5. BA letter to IT 25 February 2022.pdf	File	0.1
5.4.2.6. Employment Agreement (Ivan Tchourilov) - 16 October 2015.pdf	File	0.5
5.4.2.7. Employment Hero records.msg	File	0.2
5.4.2.8. PPSR - TradeFloor motor vehicle.PNG	File	0.0
5.4.2.9. RE_ Ivan Tchourilov and OpenMarkets Group Ltd and Tradefloor IPCO Pty Ltd (FCB 220119).msg	File	5.6
5.4.2.10. TICP0001 22011 012 (NH mark-up).docx	File	0.0
5.4.2.11. TICP0001 22011 013 (NH mark-up).docx	File	0.1
5.4.2.12. TICP0001 22011 022 (NH mark-up).docx	File	0.5
5.4.2.13. TradeFloor Disclosure Letter - Share Sale Deed - FINAL EXECUTED 30 April 2020.pdf	File	0.1
5.4.3. TF Rec documents	Folder	1.1

69

5.4.3.1. Annual Leave Calculator 30.06.20.xlsx	File	0.0
5.4.3.2. AnnualLeaveTransactions - Brock & Ivan (update for leave taken).xlsx	File	0.1
5.4.3.3. IPCO Leave Entitlements Cal_FY21_30.06.21.xlsx	File	0.2
5.4.3.4. Ivan - 2016 FY Wage - $80,000 Gross.pd!	File	0.0
5.4.3.5. Ivan - 2017 FY Wage - $160,000 Gross.pd!	File	0.0
5.4.3.6. Ivan - 2018 FY Wage - $200,000 Gross.pd!	File	0.0
5.4.3.7. Ivan - 2019 FY Wage - $225,000 Gross.pd!	File	0.0
5.4.3.8. Ivan - 2020 FY Wage - $225,000 Gross.pdf	File	0.0
5.4.3.9. Long Service Leave Calculator 30.06.20.xls	File	0.6
5.4.3.10. SuperannuationAccruals - Ivan & Brock UPDATED.xlsx	File	0.0
5.4.3.11. TradeFloor Pty Ltd - Loan - Janiczak Family Trust Transactions.xis	File	0.0
5.4.3.12. TradeFloor Pty Ltd- Loan-Tchourilov Family Trust Transactions.xis	File	0.1
5.4.4. 2022.03.25 Letter to FCB Lawyers.pdf	File	0.1
5.4.5. 2022.04.27 Letter of Demand.pd!	File	0.1
5.4.6. 20220413 FCB Letter of response (TICP0001 220119 024).pdf	File	0.2
5.4.7. 2022.05.12 Letter of Demand.pd!	File	0.1
5.4.8. 20220505 FCB letter re. AL and LSL.pdf	File	0.3
5.4.9. 2022.05.26 - (Further) Letter of Demand.pd!	File	0.1
5.4.10. 20220603 Counsel Advice re. IT’s prospects.pd!	File	0.5
5.4.11. 20220804 wo prej letter - FCB.pdf	File	0.4
5.4.12. 20220804 (Annex to wo prej letter) Tchourilov FT Loan Ledger.xlsx	File	0.0
5.5. Visa Applications (DDQ 5.9)	Folder	0.2
5.5.1. 002 Suresh Malladi Approval of Nomination.pd!	File	0.1
5.5.2. 003 Deepak Kumar Approval of Nomination.pdf	File	0.1
5.6. William Slack- Deed of Settlement and Release (DDQ 9.1).pdf	File	0.7
5.7. Compliance Report (DDQ 9.2).pdf	File	0.9
5.8. Compliance queries (DDQ 10)	Folder	12.0
5.8.1. ASX Enforcement	Folder	3.0
5.8.1.1. ASX correspondence (historical)	Folder	2.2
5.8.1.1.1. 11.2020-3 ASX Breach response - S1 calculations.pdf	File	0.3
5.8.1.1.2. 12.2020-8 ASX Breach Report - Delayed CMM.pdf	File	0.1
5.8.1.1.3. 13.2020-16 ASX Breach Report- CMM.pdf	File	0.0
5.8.1.1.4. 14.2020-17 ASIC Significant Breach Report-AFSL tags.pdf	File	1.0
5.8.1.1.5. 15.2020-41 ASIC Notice of Direction.pdf	File	0.3
5.8.1.1.6. 16.2020-41.5 Response to ASIC Notice of Direction.pdf	File	0.5

70

5.8.1.2. 20210728 ASX letter ($80k).pdf	File	0.4
5.8.1.3. Hiostorical - ASIC removes licence conditions on OMAL.pdf	File	0.1
5.8.1.4. Historical- Mlntegrity Final Summary Expert Report 15092017.pdf	File	0.4
5.8.2. Committee meeting (sample only)	Folder	0.9
5.8.2.1. Compliance Report (DDQ 9.2).pdf	File	0.9
5.8.3. Complaints Register (12mo).xlsx	File	0.0
5.8.4. Regulatory RFI Register (12mo).xlsx	File	0.1
5.8.5. Sig. Breach and Incident Register (12 mo).xlsx	File	0.3
5.8.6. Other matters	Folder	7.4
5.8.6.1. Appendix Item 1.a) Naseema Sparks Australian Driver Licence.pd!	File	0.4
5.8.6.2. Appendix Item 1.b) Ruihao (Julius) Wei International Passport.pd!	File	0.2
5.8.6.3. Appendix Item 1.c) Songyu (Eric) Gao Australian passport.pd!	File	0.1
5.8.6.4. Appendix Item 2.a) Business Continuity and Disaster Recovery Policy 2021.pdf	File	0.4
5.8.6.5. Appendix Item 2.b) OMG Information Security Policy Framework.pdf	File	4.6
5.8.6.6. Appendix Item 2.c) OMG IT Acceptable Use Policy.pd!	File	0.2
5.8.6.7. Appendix Item 2.d) Document Management and Public Document Due Diligence Policy 2022.pdf	File	0.3
5.8.6.8. Appendix Item 3.a) Copy Relevant Qualifications and Experience DS.docx	File	0.1
5.8.6.9. Appendix Item 3.b) Dan Jowett Table of Org Expertise.pdf	File	0.1
5.8.6.10. Appendix Item 3.c) Frank Malcolm Qualifications and Experience.pd!	File	0.0
5.8.6.11. Appendix Item 3.d) John Brownsea Qualifications and Experience.pd!	File	0.6
5.8.6.12. Appendix Item 4.a) Complaints Handling Policy 2021.pdf	File	0.1
5.8.6.13. Appendix Item 5.b) Breach, Reportable Situation, Suspicious Matter and Incident Reporting Policy June 2021.pdf	File	0.5
5.9. Rem Framework (DDQ16.1).pdf	File	0.9
5.10. Consultancy Agreement EiC and OM Australia.pd!	File	2.3
5.11. 2018 Performance Rights	Folder	1.5
5.11.1. Randall - Plan Application signed.pd!	File	1.2
5.11.2. Sweeney - Plan Application_signed.pdf	File	0.2
5.11.3. OpenMarkets ESOP - plan offer.pd!	File	0.1
5.12. Deed of Variation Andrea Marani (1).pdf	File	1.5
5.13. Inter-Coy Services Agreement (Oct 19).pdf	File	0.2
5.14. 20220609 Client monies.docx	File	0.0
5.15. 20220506 Trade Surveillence.docx	File	0.0
5.16. 20220513 Project Cyber DDQ (and responses).DOCX	File	0.1
5.17. 20210322 Terebration Deed Poll (signed).pdf	File	0.5
5.18. R CSL Shares.msg	File	0.1

71

5.19. Insurance Policies (updated)	Folder	9.0
5.19.1. Chubb14-23-0321 Business Travel Insurance Policy Wording & PDS (21PDSBT01).pdf	File	1.4
5.19.2. OMG-ABC D&O Wording 2021.pdf	File	1.3
5.19.3. OMG- Excess D&O Wording-2021.PDF	File	0.3
5.19.4. OMG- IMI Wording - 2021.PDF	File	0.9
5.19.5. OMG CYBER Cover- Product Disdosure Statement - CS21044816A0005.pdf	File	3.2
5.19.6. OMG CYBER Cover- Schedule Document - CS21044816A0005.pdf	File	0.7
5.19.7. OMG CYBER Cover Certificate of Currency- CS21044816A0005.pdf	File	0.6
5.19.8. QM208-0820 Office Package Business Pack Insurance Policy (web).pdf	File	0.5
5.20. 20220713 BMYG CMM Facility Agmt ($3m) (updated by ref 5.51).pdf	File	0.4
5.21. E2021001 - Enforcement Notice.pd!	File	0.3
5.22. KSG Investments Ply Ltd v Open Markets Group Ltd [2021] VSC 145.pdf	File	2.0
5.23. Consultancy Agreement Bob Alexander (Final).pdf	File	0.5
5.24. 20210728 Letter of Offer - Aiyman Buksh- signed.pd!	File	0.3
5.25. 20220516 Cash and equity promises.pd!	File	1.1
5.26. ASIC Notices	Folder	1.9
5.26.1. 20210318- s33 Notice to OpenMarkets Australia.pd!	File	0.2
5.26.2. 20210325 - S19 Notice NTC2107911 VIRGINIA MAREE OWCZAREK.pdf	File	0.6
5.26.3. 20210513- S33 Notice NTC2108696 OPENMARKETS AUSTRALIA LIMITED.pd!	File	0.2
5.26.4. 20210709- S33 Notice NTC2109231 OPENMARKETS AUSTRALIA LIMITED.pd!	File	0.2
5.26.5. 20210709- S912C Notice NTC2109622 OPENMARKETS AUSTRALIA LIMITED.pd!	File	0.2
5.26.6. 20210825 - Letter to Ashurst re OpenMarkets s33 Notice.pd!	File	0.1
5.26.7. 20211202 - S19(2)(A) Notice NTC2112325 OPENMARKETS AUSTRALIA LIMITED.pd!	File	0.2
5.26.8. 20220513- S19(2)(A) Notice NTC2214033 OPENMARKETS AUSTRALIA LIMITED.pd!	File	0.2
5.26.9. 20220513- S33 Notice NTC2214035 OPENMARKETS AUSTRALIA LIMITED.pd!	File	0.2
5.26.10. 20220513 - S33 Notice NTC2214035 OPENMARKETS AUSTRALIA LIMITED.pd!	File	0.1
5.26.11. 20220815 Statement of Reasons for OMAL MOP - ASIC.pd!	File	0.1
5.27. Promontory Recommendations Actions Plan - ASIC.xlsx	File	0.0
5.28. Ongoing ASIC correspondance	Folder	2.3
5.28.1. 01092021 - ASIC Meeting.pd!	File	0.4
5.28.2. 15092021 -ASIC Paper- Summary of key issues.pd!	File	0.2
5.28.3. 28052021 - ASIC Meeting.pd!	File	0.1
5.28.4. 29042022 - ASIC Meeting.pd!	File	1.5
5.29. 2020 and 2022 minutes	Folder	50.2
5.29.1. OMGL ARC Minutes FY22	Folder	4.1

72

5.29.1.1. 2021 0818 - OMGL ARC Minutes Executed.pd!	File	0.2
5.29.1.2. 2021 0915 - OMGL ARC Minutes Executed.pd!	File	1.6
5.29.1.3. 2021 1026 - OMGL ARC Minutes Executed.pd!	File	1.3
5.29.1.4. 2021 1214 - OMGL ARC Minutes Executed.pd!	File	1.0
5.29.2. OMGL Board Minutes & Resolutions FY20	Folder	13.8
5.29.2.1. 2019 1030 - Circular Resolution Financial Statements	Folder	1.5
5.29.2.1.1. Gao Approval.jpg	File	0.5
5.29.2.1.2. OM Circular Resolution - Financial Statements Oct 2019 Marani and Wei Approval.pdf	File	0.7
5.29.2.1.3. OM Circular Resolution - Financial Statements Oct 2019 Scott Approval.pdf	File	0.2
5.29.2.2. 2019 1113 - Circular Resolution Solvency	Folder	0.2
5.29.2.2.1. OMG Circular Resolution Solvency 13 Nov 2019.pdf	File	0.2
5.29.2.3. 2019 1216- Share Subscription OMH	Folder	0.9
5.29.2.3.1. OM Circular Resolution - Share Subscription Marani Approval.pdf	File	0.4
5.29.2.3.2. OM Circular Resolution - Share Subscription Scott Approval.pdf	File	0.1
5.29.2.3.3. OM Circular Resolution - Share Subscription Wei and Gao Approval.pdf	File	0.2
5.29.2.3.4. OM Circular Resolution - Share Subscription.pdf	File	0.1
5.29.2.4. 2020 0226 - Share Subscription OMH	Folder	0.6
5.29.2.4.1. OM Circular Resolution - Share Subscription Fully Executed 2020 0304.pdf	File	0.1
5.29.2.4.2. OM Circular Resolution - Share Subscription Wei and Gao Approval.pd!	File	0.3
5.29.2.4.3. OM Circular Resolution - Share Subscription.pdf	File	0.1
5.29.2.5. 2020 0429 - Circular Resolution Share Subscription OMH	Folder	0.5
5.29.2.5.1. 2020 0429 - Circular Resolution - Share Subscription OMH Scott Approval.pdf	File	0.1
5.29.2.5.2. 2020 0429 - Circular Resolution - Share Subscription OMH Wei and Gao Approval.pdf	File	0.2
5.29.2.5.3. 2020 0429 - Circular Resolution - Share Subscription OMH.pdf	File	0.1
5.29.2.6. 2020 0525 - Circular Resolution Share Subscription	Folder	0.5
5.29.2.6.1. 2020 0525 - Circular Resolution - Share Subscription OMH Gao and Wei Execution.pd!	File	0.2
5.29.2.6.2. 2020 0525 - Circular Resolution - Share Subscription OMH Scott Approval.pd!	File	0.1
5.29.2.6.3. 2020 0525 - Circular Resolution - Share Subscription OMH.pdf	File	0.2
5.29.2.7. 2020 0624 - Circular Resolutiton Share Subscription	Folder	0.4
5.29.2.7.1. 2020 0624 - Circular Resolution - Share Subscription OMH Gao and Wei Execution.pdf	File	0.2
5.29.2.7.2. 2020 0624 - Circular Resolution - Share Subscription OMH Scott Execution.pdf	File	0.2
5.29.2.8. 2019 0701 - OMGL Board Minutes Executed.pdf	File	0.2
5.29.2.9. 2019 0708 - OMGL Board Minutes Executed.pd!	File	0.2
5.29.2.10. 2019 0715 - OMGL Board Minutes Executed.pdf	File	0.2
5.29.2.11. 2019 0722 - OMGL Board Minutes Executed.pdf	File	0.2

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5.29.2.12. 2019 0729 - OMGL Board Minutes Executed.pd!	File	0.2
5.29.2.13. 2019 0806 - OMGL Board Minutes Executed.pd!	File	0.2
5.29.2.14. 2019 0812- OMGL Board Minutes Executed.pd!	File	0.2
5.29.2.15. 2019 0819 - OMGL Board Minutes Executed.pd!	File	0.2
5.29.2.16. 2019 0826 - OMGL Board Minutes Executed.pd!	File	0.2
5.29.2.17. 2019 0909 - OMGL Board Minutes Executed.pd!	File	0.2
5.29.2.18. 2019 0916 - OMGL Board Minutes Executed.pd!	File	0.2
5.29.2.19. 2019 0924 - OMGL Board Minutes Executed.pd!	File	0.2
5.29.2.20. 2019 0926 - OMGL Board Minutes Executed.pdf	File	0.2
5.29.2.21. 2019 0930 - OMGL Board Minutes Executed.pdf	File	0.2
5.29.2.22. 2019 1014 - OMGL Board Minutes Executed.pd!	File	0.2
5.29.2.23. 2019 1025 - OMGL Board Minutes Executed.pdf	File	0.2
5.29.2.24. 2019 1028 - OMGL Board Minutes Executed.pdf	File	0.2
5.29.2.25. 2019 1104 - OMGL Board Minutes Executed.pd!	File	0.2
5.29.2.26. 2019 1118 - OMGL Board Minutes Executed.pdf	File	0.2
5.29.2.27. 2019 1125 - OMGL Board Minutes Executed.pd!	File	0.2
5.29.2.28. 2019 1202 - OMGL Board Minutes Executed.pdf	File	0.2
5.29.2.29. 2019 1216 - OMGL Board Minutes Executed.pdf	File	0.2
5.29.2.30. 2019 1223- OMGL Board Minutes Executed.pd!	File	0.2
5.29.2.31. 2019 1230 - OMGL Board Minutes Executed.pdf	File	0.2
5.29.2.32. 2020 0106 - OMGL Board Minutes Executed.pdf	File	0.2
5.29.2.33. 2020 0113 -OMGL Board Minutes Executed.pdf	File	0.2
5.29.2.34. 2020 0120 - OMGL Board Minutes Executed.pd!	File	0.2
5.29.2.35. 2020 0128 - OMGL Board Minutes Executed.pdf	File	0.2
5.29.2.36. 2020 0203 - OMGL Board Minutes Executed.pd!	File	0.2
5.29.2.37. 2020 0205 - OMGL Board Minutes Executed.pd!	File	0.2
5.29.2.38. 2020 0210 - OMGL Board Minutes Executed.pd!	File	0.2
5.29.2.39. 2020 0217 - OMGL Board Minutes Executed.pdf	File	0.2
5.29.2.40. 2020 0225 - OMGL Board Minutes Executed.pd!	File	0.2
5.29.2.41. 2020 0306 - OMGL Board Minutes Executed.pdf	File	0.2
5.29.2.42. 2020 0309 - OMGL Board Minutes Executed.pdf	File	0.2
5.29.2.43. 2020 0316 - OMGL Board Minutes Executed.pdf	File	0.2
5.29.2.44. 2020 0323 - OMGL Board Minutes Executed.pd!	File	0.2
5.29.2.45. 2020 0327 - OMGL Board Minutes Executed.pdf	File	0.1
5.29.2.46. 2020 0330 - OMGL Board Minutes Executed.pdf	File	0.2

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5.29.2.47. 2020 0406 - OMGL Board Minutes Executed.pdf	File	0.2
5.29.2.48. 2020 0414 - OMGL Board Minutes Executed.pdf	File	0.2
5.29.2.49. 2020 0420- OMGL Board Minutes Executed.pdf	File	0.2
5.29.2.50. 2020 0428- OMGL Board Minutes Executed.pdf	File	0.2
5.29.2.51. 2020 0504 - OMGL Board Minutes Executed.pd!	File	0.2
5.29.2.52. 2020 0511 - OMGL Board Minutes Executed.pd!	File	0.2
5.29.2.53. 2020 0518 - OMGL Board Minutes Executed.pd!	File	0.2
5.29.2.54. 2020 0525 - OMGL Board Minutes Executed.pd!	File	0.2
5.29.2.55. 2020 0529 - OMGL Board Minutes Executed.pd!	File	0.2
5.29.2.56. 2020 0622 - OMGL Board Minutes Executed.pd!	File	0.2
5.29.3. OMGL Board Minutes FY22	Folder	16.4
5.29.3.1. 2021 0729 - OMGL Board Minutes Executed.pd!	File	1.9
5.29.3.2. 2021 0824 - OMGL Board Minutes Executed.pd!	File	1.1
5.29.3.3. 2021 0923 - OMGL Board Minutes Executed.pdf	File	1.6
5.29.3.4. 2021 1015 - OMGL Board Minutes Executed.pdf	File	0.5
5.29.3.5. 2021 1020 - OMGL Board Minutes Executed.pdf	File	1.0
5.29.3.6. 2021 1126 - OMGL Board Minutes Executed.pd!	File	1.4
5.29.3.7. 2021 1214 - OMGL Board Minutes Executed.pd!	File	1.1
5.29.3.8. 2021 1221 - OMGL Board Minutes Executed.pdf	File	1.1
5.29.3.9. 2022 0208 - OMGL Board Minutes Executed.pd!	File	1.9
5.29.3.10. 2022 0215 - OMGL Board Minutes Executed - Meeting 1.pdf	File	0.7
5.29.3.11. 2022 0215 - OMGL Board Minutes Executed - Meeting 2.pdf	File	0.5
5.29.3.12. 2022 0222 - OMGL Board Minutes Executed.pd!	File	2.2
5.29.3.13. 2022 0302 - OMGL Board Minutes Executed.pd!	File	0.8
5.29.3.14. 2022 0324 - OMGL Board Minutes Executed.pd!	File	0.5
5.29.4. OMGL Board Resolutions FY22	Folder	16.0
5.29.4.1. 2021 1027 - Circular Resolution AGM NoM	Folder	1.6
5.29.4.1.1. 2021 1027 - Circular Resolution AGM NoM Sparks Approval.pdf	File	0.4
5.29.4.1.2. 2021 1027 - Circular Resolution AGM NoM.pdf	File	0.5
5.29.4.1.3. Re Circular Resolution - AGM NoM Gao Approval.msg	File	0.3
5.29.4.1.4. Re Circular Resolution - AGM NoM Rutherford Approval.msg	File	0.3
5.29.4.1.5. RE Circular Resolution - AGM NoM Tchourilov Approval.msg	File	0.3
5.29.4.2. 2021 1112 - Circular Resolution Share Subscription OMH	Folder	1.8
5.29.4.2.1. 2021 1112-Circular Resolution-Share Subscription OMH.pdf	File	0.2
5.29.4.2.2. 2021 1112 - Circular Resolution Share Subscription Tchourilov and Sweeney Approval.pd!	File	0.7

75

5.29.4.2.3. Re Circular Resolution - Share Subscription Gao Approval.msg	File	0.3
5.29.4.2.4. Re Circular Resolution - Share Subscription Rutherford Approval.msg	File	0.2
5.29.4.2.5. Re Circular Resolution - Share Subscription Sparks Approval.msg	File	0.2
5.29.4.2.6. RE Circular Resolution - Share Subscription Tchourilov Approval.msg	File	0.3
5.29.4.3. 2021 1117 - Circular Resolution Cannon Acquisition	Folder	2.3
5.29.4.3.1. 2021 1117 -Circular Resolution Cannon Acquisition.pd!	File	1.4
5.29.4.3.2. Re Circular Resolution Cannon Acquisition Gao Approval.msg	File	0.2
5.29.4.3.3. Re Circular Resolution Cannon Acquisition Rutherford Approval.msg	File	0.2
5.29.4.3.4. Re Circular Resolution Cannon Acquisition Sparks Approval.msg	File	0.2
5.29.4.3.5. Re Circular Resolution Cannon Acquisition Tchourilov Approval.msg	File	0.3
5.29.4.4. 2021 1202 - Circular Resolution AGM NoM	Folder	1.9
5.29.4.4.1. 2021 1202-Circular Resolution AGM NoM.pdf	File	0.5
5.29.4.4.2. FW Circular Resolution AGM NoM Tchourilov.msg	File	0.2
5.29.4.4.3. Re Circular Resolution AGM NoM Gao Approval.msg	File	0.3
5.29.4.4.4. Re Circular Resolution AGM NoM Rutherford.msg	File	0.2
5.29.4.4.5. Re Circular Resolution AGM NoM Sparks Approval.msg	File	0.8
5.29.4.5. 2022 0225 - Circular Resolution - Con Note Variation	Folder	1.2
5.29.4.5.1. 2022 0225 - Circular Resolution - Con Note Variation.pd!	File	0.3
5.29.4.5.2. Re Circular Resolution - Con Note Variation Gao Approval.msg	File	0.2
5.29.4.5.3. Re Circular Resolution - Con Note Variation Sparks Approval.msg	File	0.5
5.29.4.5.4. Re Circular Resolution - Con Note Variation Tchourilov Approval.msg	File	0.2
5.29.4.6. 2022 0304 - Circular Resolution - Director Appointment	Folder	0.7
5.29.4.6.1. 2022 0304 - Circular Resolution Director Appointment Sparks Approval.pd!	File	0.3
5.29.4.6.2. 2022 0304 - Circular Resolution Director Appointment.pd!	File	0.2
5.29.4.6.3. Re Circular Resolution - Director Appointment Gao Approval.msg	File	0.2
5.29.4.7. 2022 0307 - Circular Resolution -Wei Deed of Indemnity	Folder	0.9
5.29.4.7.1. 2022 0307 -Circular Resolution-Wei Deed of Indemnity.pd!	File	0.3
5.29.4.7.2. 2022 0307 - Deed of access insurance and indemnity- Wei.pd!	File	0.2
5.29.4.7.3. Re Circular Resolution - Deed of Indemnity Wei Gao Approval.msg	File	0.2
5.29.4.7.4. Re Circular Resolution - Deed of Indemnity Wei Sparks Approval.msg	File	0.1
5.29.4.8. 2022 0308 - Circular Resolution Share Subscription OMH	Folder	1.6
5.29.4.8.1. 2022 0308 - Circular Resolution - Share Subscription OMH Malcolm.pd!	File	0.6
5.29.4.8.2. 2022 0308 - Circular Resolution - Share Subscription OMH.pdf	File	0.2
5.29.4.8.3. Re Capital injection into OMAL - OMG share subscription Gao Approval.msg	File	0.3
5.29.4.8.4. Re Capital injection into OMAL - OMG share subscription Sparks Approval.msg	File	0.4

76

5.29.4.8.5. Re Capital injection into OMAL - OMG share subscription Wei Approval.msg	File	0.2
5.29.4.9. 2022 0322 - Circular Resolution Convertible Note Variation and Loan Agreement	Folder	1.5
5.29.4.9.1. 2022 0322 - Circular Resolution - Con Note Variation and Loan Agreement.pd!	File	0.5
5.29.4.9.2. 2022 0322 - Circular Resolution - Con Note Variation and Loan Agreement Gao.msg	File	0.3
5.29.4.9.3. 2022 0322 - Circular Resolution - Con Note Variation and Loan Agreement Sparks.msg	File	0.2
5.29.4.9.4. 2022 0322 - Circular Resolution - Con Note Variation and Loan Agreement Wei.msg	File	0.5
5.29.4.10. 2022 0419 - Circular Resolution Share Subscription OMH	Folder	1.4
5.29.4.10.1. 2022 0419 - Circular Resolution - Share Subscription OMH Malcolm Signed.pd!	File	0.6
5.29.4.10.2. 2022 0419 - Circular Resolution - Share Subscription OMH.pdf	File	0.2
5.29.4.10.3. Re Circular Resolution - Share Subscription OMH Sparks Approval.msg	File	0.1
5.29.4.10.4. Re Circular Resolution - Share Subscription OMH Wei Approval.msg	File	0.3
5.29.4.10.5. Re FW Circular Resolution - Share Subscription OMH Gao Approval.msg	File	0.3
5.29.4.11. 2022 0504 - Circular Resolution Share Subscription OMH	Folder	1.0
5.29.4.11.1. 2022 0504 - Circular Resolution - Share Subscription OMH Gao Approval.pd!	File	0.3
5.29.4.11.2. 2022 0504 - Circular Resolution - Share Subscription OMH.pdf	File	0.2
5.29.4.11.3. Re Circular Resolution - Share Subscription OMH Sparks Approval.msg	File	0.4
5.29.4.11.4. Re Circular Resolution - Share Subscription OMH Wei Approval.msg	File	0.2
5.30. OMG- Letter of advice on tax losses and COT -15 May 2020 DRAFT.pd!	File	0.6
5.31. Breach and Incident Data.xlsx	File	0.1
5.32. Com aints data.xlsx	File	0.0
5.33. 20220713 TF Deed of Variation - $13.4m.pdf	File	0.5
5.34. CANNON Trading Constitution.pd!	File	0.2
5.35. Cannon Shareholders Agreement.pd!	File	0.4
5.36. 20220525 Market Data Summary.pdf	File	0.5
5.37. 20220525 Sumamary of Prospects - IT.pd!	File	1.9
5.38. 20181109 Manilla - Managed ops agreement.pd!	File	3.1
5.39. NSantos- Employment Contact.pd!	File	2.1
5.40. AGaspar- Employment Contract.pd!	File	2.2
5.41. Allan Hardy - Contract.PDF	File	0.6
5.42. Annexure C - Consulting Agreement - Cannon, Tauberman & Pomione.pdf	File	0.5
5.43. Annexure C - Consulting Agreement - Cannon, Aurelien and AGMH Tech.pd!	File	0.5
5.44. Register and Certificates	Folder	9.6
5.44.1. Bee Wealth	Folder	0.1
5.44.1.1. Members Register- Bee Wealth Ply Ltd .pdf	File	0.1
5.44.1.2. Share Certificate 1.pdf	File	0.0

77

5.44.2. Cannon Trading	Folder	0.3
5.44.2.1. 2021 1119 Cannon Trading Share Certificate 4 - Pomione Ply Ltd.pd!	File	0.1
5.44.2.2. 2021 1119 Cannon Trading Share Certificate 5 - Aurelien Garreau.pdf	File	0.1
5.44.2.3. 2021 1119 Cannon Trading Share Certificate 6 - OpenMarkets Group.pd!	File	0.1
5.44.2.4. Members Register - Cannon Trading Ply Ltd.pd!	File	0.1
5.44.3. OMG	Folder	3.2
5.44.3.1. OMG Convertible Notes Statements.pd!	File	0.5
5.44.3.2. OMG Director Options Statement.pd!	File	0.4
5.44.3.3. OMG Management Options Statements.pd!	File	0.4
5.44.3.4. OMG other securities Certificates.pd!	File	0.3
5.44.3.5. OMG Share Statements (example only).pdf	File	0.4
5.44.3.6. OMG Warrants 2025 Statement.pd!	File	0.4
5.44.3.7. OMG Warrants 2026 Statement.pd!	File	0.4
5.44.3.8. OMG Warrants 2028 Statement.pd!	File	0.4
5.44.3.9. OMG Warrants 2029 Statement.pd!	File	0.4
5.44.4. OMRA Fund	Folder	0.1
5.44.4.1. 2020 0824 - Share Certificate 1 - OpenMarkets Group (signed).pdf	File	0.0
5.44.4.2. Members Register - OMRA Fund.pd!	File	0.1
5.44.5. Openmarkets Holdings	Folder	5.3
5.44.5.1. Members Register - OMHPL.pdf	File	0.1
5.44.5.2. Share Certificate 1.pdf	File	0.0
5.44.5.3. Share Certificate 10.pdf	File	0.6
5.44.5.4. Share Certificate 11.pdf	File	0.4
5.44.5.5. Share Certificate 12.pdf	File	0.6
5.44.5.6. Share Certificate 13.pdf	File	0.6
5.44.5.7. Share Certificate 2 2019 1218.pdf	File	0.1
5.44.5.8. Share Certificate 3 2020 0113.pdf	File	0.1
5.44.5.9. Share Certificate 4 2020 0305.pdf	File	0.5
5.44.5.1o. Share Certificate 5 2020 0501.pdf	File	0.5
5.44.5.11. Share Certificate 6 2020 0527.pdf	File	0.5
5.44.5.12. Share Certificate 7 2020 0629.pdf	File	0.4
5.44.5.13. Share Certificate 8 2020 07.pdf	File	0.5
5.44.5.14. Share Certificate 9.pdf	File	0.5
5.44.6. Opentrader	Folder	0.2
5.44.6.1. Members Register - Opentrader Ply Ltd.pdf	File	0.1

78

5.44.6.2. Share Certificate 1.pdf	File	0.1
5.44.7. Tradefloor Holdings	Folder	0.3
5.44.7.1. Members Register- TradeFloor Holdings Ply Ltd.pd!	File	0.1
5.44.7.2. Share Certificate- TradeFloor Holdings Ply Ltd - OpenMarkets Group.pd!	File	0.1
5.45. 2017101891 Patent Assignment Confirmation IPAustralia.pdf	File	0.1
5.46. 20210205 (Executed) Deed of Assignment of IP.pd!	File	0.5
5.47. 20220526 OMRA Register.pd!	File	0.4
5.48. DDQs and Responses (14 May - 26 May)	Folder	0.4
5.48.1. 20220514 Project Cyber-further RFls (and responses).docx	File	0.1
5.48.2. 20220521 Project Cyber - further RFls (and responses).docx	File	0.1
5.48.3. 20220523 Project Cyber - further RFls (and responses).docx	File	0.1
5.48.4. 20220525 Project Cyber - further RFls (and responses) (10.00am).DOCX	File	0.0
5.48.5. 20220525 Project Cyber-further RFls (and responses) (12.13pm).docx	File	0.0
5.48.6. 20220525 Project Cyber - additional RFls (and responses) (3.00pm).docx	File	0.1
5.48.7. 20220526 Project Cyber- additional RFls (and responses) (10.30am).docx	File	0.1
5.49. OMAL Batch and Client Monies Letter and RFI 03.06.22.pdf	File	1.0
5.50. RFI 2022-28 Batch and Client Monies.pd!	File	0.2
5.51. 20220707 $2m BMYG CMM Settlement Agreement (signed) - locked.pd!	File	0.6
5.52. Technical Description - TradeFloor.pdf	File	0.3
5.53. lnvestfit agreements	Folder	5.2
5.53.1. 20210609 Deed of Assignment and Assumption (fully executed).pdf	File	0.8
5.53.2. 20210812 Service Schedule 1 and Master Terms Allianz and TF_executed.pdf	File	1.0
5.53.3. 20220426 Service Schedule 3 Allianz and TF - OS signed.pdf	File	1.4
5.53.4. Saas Agreement - AR+ lnvestfit (outdated, novated).pdf	File	2.1
5.54. Letter to Auditor - ASX Mk! Data Matter.pd!	File	0.1
5.55. 20220725 Project Cyber - further RFls & responses (11.30am).docx	File	0.1
5.56. 20220722 Project Cyber- further RFls & responses (1.30pm).docx	File	0.1
5.57. 20220808 Letter re. Capital Requirements.pd!	File	0.6
5.58. 20220808 Deed of Guarantee - OMH OMAL and FNZ (draft).docx	File	0.0
5.59. 20220808 Novation Deed - OMH OMAL and FNZ (draft).docx	File	0.1
5.60. Client Manager	Folder	6.6
5.60.1. Tradefloor - SR Service Schedule 1 (final executed).pdf	File	1.0
5.60.2. Super Ratings Tradefloor - MSA (final executed).pdf	File	0.9
5.60.3. 20210826 MSA - Omnium & TF IPCO.pdf	File	0.3
5.60.4. Tradefloor Omnium MSA 2020 Mutually signed.pd!	File	4.1

79

5.60.5. 20201007 - TradeFloor - Data Provision Agreement (Software Licensor) -v 4.pdf	File	0.3
5.60.6. Client Manager supplier contract summaries.xlsx	File	0.0
5.60.7. OMG Domain names with VentralP.xlsx	File	0.0
6. Technology	Folder	12.4
6.1. OMG Information Security Policy Framework - Final.pd!	File	0.2
6.2. Business Continuity and Disaster Recovery Policy 2021.pdf	File	0.4
6.3. OMG Encryption & Cryptography Standard - FINAL.pd!	File	0.2
6.4. OMG IT Acceptable Use Policy.pd!	File	0.2
6.5. Asset Management and Replacement Policy.pd!	File	0.1
6.6. OMG Change Management Standard.pd!	File	0.3
6.7. Vulnerability Assessment - 2021.pdf	File	1.0
6.8. Risk Report - ARC Committee Meeting 28 April 2022.pdf	File	0.6
6.9. CSIJ-ISMSFramework-260522-0012.pdf	File	0.1
6.10. March 22 NIST review.xlsx	File	0.0
6.11. Critical Applications list extract.xlsx	File	0.0
6.12. Vendor List WIP.xlsx	File	0.0
6.13. OMG Org Charts May 2022.pdf	File	0.2
6.14. FNZ-GBST Openmarkets BCP Test and results 20220507.xlsx	File	4.7
6.15. OMG Incident Management Standard.pd!	File	0.3
6.16. 20181121 Services Agmt - Cannon and PSB.pdf	File	3.1
6.17. Working-from-Home-Agreement (1).docx	File	0.0
6.18. GBST - OMG Production.JPG	File	0.1
6.19. Advice Services Architecture current (1).jpg	File	0.4
6.20. OMG Web site.jpeg	File	0.1
6.21. CCUBE System Architecture.jpeg	File	0.2

80

Schedule 6 - Run-off Costs

	28/2/23	31/3/23	30/4/23	31/5/23	30/6/23	31/7/23	31/8/23	30/9/23	31/10/23	30/11/23	31/12/23	31/1/24	29/2/24	31/3/24	30/4/24	31/5/24	30/6/24	31/7/24	31/8/24	30/9/24
SOURCES OF FUNDS
Sublease-Melbourne (thirdparty)	10,075	10,075	10,075	10,075	10,075	10,075	10,075	10,075	10,075	10,075	10,075	10,075	10,075	10,075	10,075	10,075	10,075	10,075	10,075
Return of Bank Guarantee-Sydney				348,083
Consideration from disposal of OT							25,000						25,000
Cannon		500,000						500,000						500,000						500,000
Total Sources	10,075	510,075	10,075	358,158	10,075	10,075	35,075	510,075	10,075	10,075	10,075	10,075	35,075	510,075	10,075	10,075	10,075	10,075	10,075	500,000
USES OF FUNDS
Rent-Sydney	88,211	88,211	88,211	88,211
Rent-Melbourne	21,340	21,340	21,340	21,340	21,340	21,340	21,340	21,340	21,962	21,962	21,962	21.962	21,962	21,962	21,962	21,962	21,962	21,962	21,962	21,962
Make Good-Sydney				30,000
TF ATO Payment Plan	8,700	8,700	8,700	8,700	8,700	8,700	7,985
Other Costs Legal	10,000	10,000
PFG	76,111	1,266,389
Cannon		500,000						500,000						500,000						500,000
Total Uses	204,362	1,894,640	118,251	148,251	30,040	30,040	29,325	521,340	21,962	21,962	21,962	21,962	21,962	521,962	21,962	21,962	21,962	21,962	21,962	21,962

Closing Balance (equity value)	1,472,163	87,598	-20,578	189,329	169,365	149,400	155,150	143,885	131,998	120,111	108,224	96,337	109,450	97,562	85,675	73,788	61,901	50,014	38,127	16,165

81

Executed as an agreement.

Executed by OMG Crypto Pty Ltd ACN 660 155 000 in accordance with section 127(1) of the Corporations Act 2001 (Cth):

/s/ Julius Wei

Signature of sole director

Julius Wei

Name of sole director

Executed by Openmarkets Group Limited ACN 159 661 453 in accordance with section 127(1) of the Corporations Act 2001 (Cth):

/s/ Naseema Sparks	/s/ Kim Clark

Signature of director	Signature of company secretary

Naseema Sparks	Kim Clark

Name of director	Name of company secretary

82

Annexure 1 - Specific Security Deed

SHARE MORTGAGE

Openmarkets Group Limited

OMG (Acquisition Co) Pty Ltd

	+61 7 3309 7000	GPO Box 2778
Level 27, 111 Eagle Street	admin@grtlawyers.com	Brisbane QLD 4001
Brisbane QLD 4000	www.grtlawyers.com
ABN 31 152 230 478

Liability limited by a scheme approved under Professional Standards Legislation.

1	Definitions AND Interpretation	3
2	Covenant to pay	6
3	Security	6
4	Continuing security	7
5	Further assurance	7
6	Negative pledge and disposal restrictions	7
7	Representations and warranties	8
8	Undertakings	8
9	Attorney	11
10	Enforcement and Mortgagee powers	12
11	Status, powers, removal and remuneration of Receiver	12
12	Application of moneys	14
13	Protection of third parties	15
14	Protection of mortgagee and receiver	15
15	Costs And Expenses	15
16	Cumulative powers and avoidance of payments	16
17	Ruling off accounts	16
18	Delegation	16
19	Prospective liabilities	16
20	Miscellaneous	17

Signing Page		19

Page | 2

THIS DEED is made on	August 2022

PARTIES

Name	OMG (Acquisition Co) Pty Ltd

ACN	660 155 000

Short form name	Mortgagor

Notice details	Level 40, 225 George Street, Sydney NSW 2000

Name	Openmarkets Group Limited

ACN	159 661 453

Short form name	Mortgagee

Notice details	Level 40, 225 George Street, Sydney NSW 2000

BACKGROUND

A.	The parties have entered into a Share Sale Agreement on or around the date of this deed under which the Mortgagor will owe amounts to the Mortgagor for Shares transferred to it.
B.	The Mortgagee wishes to obtain, and the Mortgagor has agreed grant, a specific security over the Money Owing for the Shares.

AGREED TERMS

1	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this document, unless the context requires otherwise, the following words and phrases have the meaning given:

Certificate	means a certificate or other document of title to or otherwise evidencing title to a Share.

Corporations Act	means the Corporations Act 2001 (Cth).

Distribution	means, in respect of the Shares, any:

a)	dividend or other distribution; or

b)	share buyback, reduction of capital or redemption, purchase, retirement or other acquisition of any Shares.

Effective Date	the date the Mortgagor acquires title to the Shares under the Share Sale Agreement.

Page | 3

Event of Default	means a failure by the Mortgagor to pay any amount of the Purchase Price or Retention Amount when the amount falls due for payment under the Share Sale Agreement.

Exceptional Distribution	means a Distribution of the following kind:

a)	a reduction of capital;

b)	a buy-back of shares under a buy-back scheme or otherwise; or.

c)	any Distribution under a scheme of arrangement.

Money Owing

means the Purchase Price and Retention Amount payable under the Share Sale Agreement, together with all other money that at any time may become actually or contingently liable to pay to or for the account of the Mortgagee (whether alone or not) arising from any failure to pay the Purchase Price or Retention Amount under or in connection with the Share Sale Agreement or this deed, whether or not contemplated.

It includes money by way of principal, interest, fees, costs, guarantee, indemnity, charges, duties or expenses or payment of liquidated or unliquidated damages under or in connection with the Share Sale Agreement or this deed, or as a result of a breach of or default under or in connection with the Share Sale Agreement or this deed.

It also includes money that the Buyer or the Grantor would have been liable to pay but for its Insolvency or liquidation or a set-off claimed by it, or some other reason.

Mortgaged Property	means, in respect of the Mortgagor, all its present and future interest in, to, under or derived from:

a)	its Shares; and

b)	New Rights.

New Rights	means a present or future right of the Mortgagor in the Shares:

a)	to or in any money, dividend (including return of capital), interest, offer, bonus, option or other marketable security;

b)	resulting from any substitution, conversion, redemption, forfeiture, cancellation, reclassification, consolidation or subdivision; or

c)	resulting from a reduction of capital, liquidation or scheme of arrangement.

Nominated Account	means the bank account opened by the Mortgagor in accordance with clause 8.4.

Power	means any right, power, discretion or remedy of the Mortgagee, a Receiver or an Attorney under this deed or applicable law.

PPS Act	the Personal Property Shares Act 2009 (Cth).

Page | 4

Purchase Price	has the meaning given in the Share Sale Agreement.

Receiver	means a receiver or receiver and manager appointed under this document. If two or more persons are appointed, the expression “Receiver” refers to each of those persons severally as well as to two or more of them jointly.

Retention Amount	has the meaning given in the Share Sale Agreement.

Security Interest	a right, interest or power:

a)	reserved in or over any interest in any asset including, but not limited to, any retention of title; or

b)	created or otherwise arising in or over any interest in any asset under a bill of sale, mortgage, charge (whether fixed or floating), hypothecation, lien, pledge, caveat, trust or power,

by way of, or having similar commercial effect to, security for the payment of debt or any other monetary obligation or the performance of any other obligation and includes, but is not limited to:

a)	any agreement to grant or create any of the above; and

b)	any security interest within the meaning of section 12(1) and (2) of the PPS Act.

Share Sale Agreement	means the agreement of that name entered into by the Mortgagor and the Mortgagee on or around the date of this deed for the sale and purchase of various shares.

Shares	has the meaning given in the Share Sale Agreement.

Transfer	means, in respect of a Share or New Right, an executed document of transfer sufficient to transfer all the legal and beneficial ownership of that Share or New Right to the Mortgagee or its nominee.

1.2	Interpretation

Unless expressed to the contrary, in this document:

(a)	words in the singular include the plural and vice versa;

(b)	if a word or phrase is defined its other grammatical forms have corresponding meanings;

(c)	“includes” means includes without limitation;

(d)	no rule of construction will apply to a clause to the disadvantage of a party merely because that party drafted, put forward or would benefit from any term;

(e)	a reference to:

(i)	a person includes a partnership, joint venture, unincorporated association, corporation and a governmental agency;

(ii)	a person includes the person’s legal personal representatives, successors, assigns and persons substituted by novation;

Page | 5

(iii)	any legislation includes subordinate legislation under it and includes that legislation and subordinate legislation as modified or replaced;

(iv)	time is to local time in Sydney, New South Wales;

(v)	“$” or “dollars” is a reference to Australian currency; and

(vi)	a clause, schedule or annexure is a reference to a clause, schedule or annexure, as the case may be, of this document;

(f)	if the date on or by which any act must be done under this document is not a Business Day, the act must be done on or by the next Business Day; and

(g)	where time is to be calculated by reference to a day or event, that day or the day of that event is excluded.

1.3	Headings

Headings do not affect the interpretation of this document.

2	COVENANT TO PAY

2.1	Covenant to pay

The Mortgagor agrees with the Mortgagee that it will on demand pay the Money Owing (free from any deduction, set off or counterclaim) when it is due and payable under the Share Sale Agreement.

2.2	Priority

The parties intend that the Security Interest created under this deed takes priority over all other Security Interests of the Mortgagor other than any Security Interest mandatorily preferred by law.

3	SECURITY

3.1	Mortgage

The Mortgagor mortgages:

(a)	all Shares, on and from the Effective Date; and

(b)	all New Rights, on and from the date the Mortgagor acquires them,

in favour of the Mortgagee by way of equitable mortgage as security for the due and punctual payment of the Money Owing.

3.2	Discharge and release

Immediately upon satisfaction of the Mortgagor’s obligations under the Share Sale Agreement the security created by this deed and this deed shall be deemed to be at an end and of no force or effect with none of the parties being subject to any of the obligations contained in this deed and with no party claiming any rights at law or equity against the other party, save for the performance of those covenants and agreements (if any) which should have been performed and all damages for breach of the same.

Page | 6

4	CONTINUING SECURITY

Subject to clause 3.2, the security created under this deed:

(a)	is a continuing security notwithstanding any intermediate payment or settlement of all or any part of the Money Owing or any other matter or thing;

(b)	is in addition to any other security or other right which the Mortgagee may now or after the date of this document hold for any of the Money Owing;

(c)	will not be merged, nor in any way exclude, prejudice or be affected by any other security or other right which the Mortgagee may now or after the date of this document hold for any of the Money Owing; and

(d)	may be enforced against the Mortgagor without first having recourse to any other rights of the Mortgagee.

5	FURTHER ASSURANCE

5.1	General

The Mortgagor must, at its own expense and cost, promptly following request by the Mortgagee, execute such documents, deeds and other agreements and otherwise take whatever action the Mortgagee may reasonably require:

(a)	to perfect and/or protect the security created (or intended to be created) by this document;

(b)	to facilitate the realisation or enforcement of such security;

(c)	to facilitate the exercise of any of the Mortgagee’s rights, powers or discretions under this document;

(d)	to register or record this document in such other places as the Mortgagee may at any time consider necessary to perfect this document or to protect the rights of the Mortgagee under this document;

(e)	to ensure that this document is stamped for the proper amount in each state and territory of Australia in which this document is required to be stamped;

(f)	to confer on the Mortgagee security over the Mortgaged Property (in whatever jurisdiction situated) equivalent or similar to the security intended to be conferred by this document;

(g)	to enable the Mortgagee to better exercise its rights over the Mortgaged Property,

including, without limitation, the execution of additional Security Interests (including legal mortgages), ancillary guarantees and other documents, the conversion of charges to assignments, equitable security to legal security, the execution of any Transfer, conveyance, assignment or assurance whatsoever and the giving of all notices, orders, instructions and directions whatsoever.

5.2	Corresponding provisions

Any security document required to be executed by the Mortgagor under clause 5.1 will be in form and substance satisfactory to the Mortgagee.

6	NEGATIVE PLEDGE AND DISPOSAL RESTRICTIONS

The Mortgagor may not:

(a)	create, agree to create or permit to subsist any Security Interest over all or any part of the Mortgaged Property;

Page | 7

(b)	sell, transfer, lease out, lend, dispose of or otherwise deal with all or any part of the Mortgaged Property or the right to receive or to be paid the proceeds arising on the disposal of the same, or agree or attempt to do so; or

(c)	dispose of the equity of redemption in respect of all or any part of the Mortgaged Property.

7	REPRESENTATIONS AND WARRANTIES

7.1	General representations and warranties

The Mortgagor represents and warrants to the Mortgagee that:

(a)	legal and beneficial owner:

(i)	on and from the Effective Date, it is the legal and beneficial owner of the Mortgaged Property;

(ii)	on it acquiring any property forming part of the Mortgaged Property, it will be the legal and beneficial owner of that property,

and no person other than the Mortgagee holds or is entitled to hold an interest in the Mortgaged Property;

(b)	transferability: subject to the administration and insolvency provisions of the Corporations Act, its Mortgaged Property is transferable and directors of the issuer of the Shares do not have any power, under the constitution or any law or obligation by which it is (or they) are bound, to prevent its Mortgaged Property from being transferred to the Mortgagee or as it may direct pursuant to this document or to decline to register such a Transfer;

(c)	no escrow: its Mortgaged Property is not subject to any escrow or other conditions imposed by the Corporations Act or under the rules of any stock exchange; and

(d)	no assignment: no dividend, other New Right, right, power, authority, discretion or remedy in respect of any of its Mortgaged Property has been assigned or is subject to a Security Interest, or agreed to be assigned, to any person.

7.2	Repetition of representations and warranties

The representations and warranties given under this document:

(a)	survive the execution of this document and the Share Sale Agreement; and

(b)	are repeated by the Mortgagor on the Effective Date.

7.3	Reliance on representations and warranties

The Mortgagor acknowledges that the Mortgagee has entered into the Share Sale Agreement in reliance on the representations and warranties provided under this document.

8	UNDERTAKINGS

8.1	Term of undertakings

Unless the Mortgagee otherwise agrees in writing, until the occurrence of the events described in clause 3.2 of this document, the Mortgagor must, at its own cost, comply with its obligations under this deed.

Page | 8

8.2	General undertakings

(a)	Transaction Documents: the Mortgagor must fully and punctually perform its obligations under the Share Sale Agreement and assist the Mortgagee to complete any documents regarding the Mortgaged Property under this deed.

(b)	Register: the Mortgagor may not request or consent to the removal of any Shares or, where applicable, New Rights from the register on which they are recorded or registered at the date on which that Share or New Right is mortgaged in accordance with clause 3.1 without the Mortgagee’s consent.

8.3	Title documents

The Mortgagor must promptly deposit with the Mortgagee (or as it will direct):

(a)	all documents, certificates, registers and other documents of title relating to any of the Mortgaged Property;

(b)	all Certificates in respect of its Shares;

(c)	all Transfers (in form and number satisfactory to the Mortgagee) in respect of its Shares, with the name of the transferee, the consideration and the date left blank (to be held by the Mortgagee pending enforcement upon an Event of Default);

(d)	all certificates, Transfers and other documents or agreements evidencing title to the New Rights that are sufficient to transfer all of the Mortgagor’s interest in the New Rights to the Mortgagee or the Mortgagee’s nominee; and

(e)	all other documents relating to the Mortgaged Property which the Mortgagee from time to time requires.

8.4	Nominated Account

(a)	The Mortgagee may require the Mortgagor to open and maintain a Nominated Account at a bank and branch approved by the Mortgagee (Nominated Bank) and:

(i)	nominated officers of the Mortgagee must be signatories to the Nominated Account; and

(ii)	no withdrawals can be made from the Nominated Account without the signature of one of those officers.

(b)	Following an Event of Default and while it subsists, the Mortgagor must deposit, or cause to be deposited, all Distributions into the Nominated Account.

(c)	The Mortgagor must:

(i)	give notice to the Nominated Bank of the charge of the Nominated Account of the Mortgagor; and

(ii)	use its best endeavours to obtain an acknowledgment from the Nominated Bank of that charge and the notice.

(d)	If requested by the Mortgagee, the Mortgagor must obtain an agreement from the Nominated Bank that:

(i)	it will not repay any money in the Nominated Account to the Mortgagor or any other person without the prior written consent of the Mortgagee;

(ii)	it waives all rights of set-off and combination in respect of the Nominated Account of the Mortgagor;

(iii)	it must not exercise any Security Interest in respect of the Nominated Account of the Mortgagor; and

(iv)	the agreement of the Nominated Bank must not be varied or terminated without the prior written consent of the Mortgagee.

Page | 9

8.5	Voting powers and proceeds

(a)	If an Event of Default is not subsisting, the Mortgagor may do any of the following without the prior consent of the Mortgagee:

(i)	voting powers: exercise any voting powers it has as holder of the Mortgaged Property as it sees fit, provided that it does so prudently and does not otherwise cause or permit a breach of any of the Mortgagor’s other obligations under this deed or the Share Sale Agreement; and

(ii)	proceeds: retain and use in the ordinary course of its business any proceeds of a Distribution (other than Exceptional Distributions).

(b)	If an Event of Default subsists, the rights of the Mortgagor under clauses 8.5(a)(i) and 8.5(a)(ii) immediately cease, and:

(i)	voting powers: the Mortgagee is entitled to exercise all voting rights in respect of the Mortgaged Property to the exclusion of the Mortgagor; and

(ii)	proceeds: the Mortgagor must pay over amounts of any proceeds, or otherwise must ensure that any proceeds are paid directly to the Nominated Account.

(c)	Nothing in this clause 8.4 obliges the Mortgagee to vote or exercise other rights in relation to the Mortgaged Property or obtain any proceeds, and the Mortgagee will have no responsibility or liability for any losses arising due to the Mortgagee’s failure or delay in so acting.

8.6	Registration on default

If:

(a)	an Event of Default occurs and while it subsists; and

(b)	the Mortgagee gives notice to the Mortgagor requiring it to do so,

the Mortgagor must do everything necessary to ensure that its Mortgaged Property is registered in the name of the Mortgagee or its nominee in accordance with any directions contained in that notice.

8.7	Distributions and New Rights

(a)	The Mortgagor must promptly, and in any event no longer than 5 Business Days, notify the Mortgagee of any New Rights acquired by or accruing to the Mortgagor, or to which the Mortgagor becomes entitled, after the date of this document.

(b)	The Mortgagor must, at the Mortgagor’s cost, exercise or take up all Distributions and all New Rights (in each case, other than for any distribution or dividend under, and the proceeds of, or the disposal of, anything specified in the definition of Distributions).

(c)	The Mortgagor must promptly after receipt deposit all Exceptional Distributions in the Nominated Account.

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8.8	Retention of documents

The Mortgagee may retain any document delivered to it under clause 8.3 (Title documents) or otherwise until the security created by this document is released and, if for any reason it ceases to hold any such document before that time, it may by notice to the Mortgagor require that the relevant document be redelivered to it and the Mortgagor will promptly comply (or procure compliance) with that notice.

9	ATTORNEY

9.1	Appointment

The Mortgagor irrevocably appoints the Mortgagee, each director of the Mortgagee and each Receiver under this document as its Attorney for all documents related to the Mortgaged Property or this deed. Each Attorney may act independently or together. Upon request by the Mortgagee, the Mortgagor must ratify anything an Attorney does under clause 9.2.

9.2	Powers

An Attorney may while an Event of Default subsists:

(a)	do anything which the Mortgagor can lawfully authorise an attorney to do in connection with this deed, the Mortgaged Property or which the Attorney believes is expedient to give effect to any of the Mortgagee’s rights or a Receiver’s rights (these things may be done in the Mortgagor’s or the Attorney’s name and they include signing and delivering deeds, selling, transferring or leasing the Mortgaged Property, selling, transferring or surrendering any Lease, lodging or withdrawing caveats, otherwise dealing with the Mortgaged Property and starting, conducting and defending legal proceedings, and dealing with a licence);

(b)	delegate their powers (including this power) and revoke a delegation; and

(c)	exercise their powers even if this involves a conflict of duty or they have a personal interest in doing so.

9.3	Acknowledgement

The Mortgagor acknowledges that any person dealing with any Attorney or a person purporting to be an Attorney under this power is:

(a)	entitled to rely on execution of any document by that person as conclusive evidence that:

(i)	the person holds the office set out in the power;

(ii)	the power of attorney has come into effect;

(iii)	the power of attorney has not been revoked; and

(iv)	the right or power being exercised or being purported to be exercised is properly exercised and that the circumstances have arisen to authorise the exercise of that right and power; and

(b)	not required to make any enquiries in respect of any of the matters set out in clause 9.3(a).

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10	ENFORCEMENT AND MORTGAGEE POWERS

10.1	Exercise of powers generally

The Mortgagee may exercise its powers under clause 10 and clause 11 at any time following an Event of Default and while it subsists:

(a)	whether or not it has demanded payment of the Money Owing;

(b)	in the manner and at the times it wishes;

(c)	irrespective of any omission, neglect or delay; and

(d)	notwithstanding that any liability in respect of an instrument giving rise to the Money Owing has not matured.

10.2	Termination of transactions and payment of prior security holders

On the occurrence of an Event of Default and while it subsists, the Mortgagee may:

(a)	terminate or reverse any transaction or arrangement other than the Share Sale Agreement entered into by the Mortgagee at the express or implied request or with the express or implied consent of the Mortgagor;

(b)	enter into any transaction and make any payment to extinguish any actual or contingent liability incurred by the Mortgagee at the express or implied request or with the express or implied consent of the Mortgagor;

(c)	convert (directly or indirectly) the currency of any obligations of the Mortgagor to the Mortgagee to another currency; or

(d)	pay any other creditor, encumbrancee, credit support beneficiary or holder of a security interest in respect of the Mortgaged Property any amount required to discharge or purchase (with or without a transfer of its security) its debt.

10.3	The Mortgagee’s general powers on default

On the occurrence of an Event of Default and while it subsists, the Mortgagee may, in addition to anything else the law allows the Mortgagee to do, exercise any of the rights and powers conferred by this document on a Receiver (whether expressly or impliedly), including without limitation, those rights and powers set out or referred to in clause 11.6, each of which is to be interpreted as if the reference to a Receiver is a reference to the Mortgagee.

10.4	Exercise of powers by agent

The Mortgagee may exercise its powers under this document or general law by itself or through any agent.

10.5	Fees charged by the agent

The fees charged by any agent in connection with the exercise by the Mortgagee of its powers under this document must be paid by the Mortgagor.

11	STATUS, POWERS, REMOVAL AND REMUNERATION OF RECEIVER

11.1	Appointment of a Receiver

At any time after the occurrence of an Event of Default and while it subsists, or if so requested by the Mortgagor, the Mortgagee may (notwithstanding the insolvency of the Mortgagor):

(a)	appoint any person (or persons) to be a Receiver (or Receivers) of all or any part of the Mortgaged Property;

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(b)	remove that Receiver or those Receivers;

(c)	if a Receiver is removed, retires or dies, appoint another or others in his or her place; and

(d)	in the case of removal or retirement of a Receiver, reappoint that person.

11.2	More than one Receiver

If the Mortgagee appoints two or more persons to be the Receiver, the Mortgagee may appoint them to act jointly, severally or jointly and severally. If it is not specified in the instrument of appointment, the Receivers are appointed to act severally.

11.3	Payment of Receiver

The Mortgagee may fix the remuneration of a Receiver at an amount agreed between the Mortgagee and the Receiver.

11.4	Notice or lapse of time required

(a)	If notice or lapse of time is required under any statute before the Mortgagee can exercise its power of sale or any other rights available to it under this document or by law, then that notice or lapse of time is dispensed with.

(b)	Clause 11.4(a) only applies if the relevant statute allows notice or lapse of time to be dispensed with.

(c)	If the relevant statute does not allow notice or lapse of time to be dispensed with, but allows it to be shortened, then for the purposes of this document, the period of notice or lapse of time is one day.

11.5	Receiver as agent

Each Receiver will be the agent of the Mortgagor which will be solely responsible for the Receiver’s acts or defaults, and for its remuneration and expenses, and be liable on any agreements or engagements made or entered into by the Receiver. The Mortgagee will not be responsible for any misconduct, negligence or default of a Receiver.

11.6	Powers of Receiver

Subject to any express limitation of a Receiver’s powers in their terms of appointment, a Receiver may:

(a)	take possession of the Mortgaged Property;

(b)	collect, get in and receive any rents and profits in respect of the Mortgaged Property and, for that purpose, take any proceedings in the name of the Mortgagor or otherwise;

(c)	generally, manage the Mortgaged Property;

(d)	sell or concur in selling, grant an option to purchase, or otherwise dispose of or deal with, all or any of the Mortgaged Property, without being responsible for loss or damage. Any such sale or disposition may be made for cash payable by instalments, loan stock, other debt obligations, shares or Shares of another company, or other valuable consideration;

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(e)	do anything which it considers would help improve the value of the Mortgaged Property;

(f)	exercise all voting and other rights attaching to the Mortgaged Property;

(g)	redeem any prior Security Interests on or relating to the Mortgaged Property and settle and pass the accounts of the person entitled to those prior Security Interests, so that any accounts so settled and passed will (subject to any manifest error) be conclusive and binding on the Mortgagor and the money so paid will be deemed to be an expense properly incurred by the Receiver;

(h)	settle, refer to arbitration, compromise and arrange any claims, accounts, disputes, questions and demands with or by any person who is or claims to be a creditor of the Mortgagor or relating to any of the Mortgaged Property;

(i)	bring, prosecute, enforce, defend and discontinue all actions and proceedings or submit to arbitration in relation to all or any of the Mortgaged Property;

(j)	do all other acts and things (including signing and executing all documents and deeds) as the Receiver considers to be incidental or conducive to any of the matters or powers in this clause 11.6, or otherwise incidental or conducive to the preservation, improvement or realisation of the Mortgaged Property, and use the name of the Mortgagor for all such purposes;

(k)	exercise any or all of the rights and powers given by law to mortgagees in possession, receivers or receivers and managers;

(l)	exercise any or all of the rights and powers of the Mortgagee under this document and at law (other than the power to appoint Receivers); and

(m)	do anything else the law allows an owner or a receiver and manager of property and assets such as the Mortgaged Property to do, including selling it,

and in each case may use the name of the Mortgagor and exercise the relevant power in any manner which he may think fit.

12	APPLICATION OF MONEYS

12.1	Order of application

All moneys received by the Mortgagee, or any Receiver appointed under this document which is available for distribution in or towards payment or repayment of the Money Owing will be applied in the following order:

(a)	in payment of the costs and losses incurred, and payments made, by the Mortgagee and/or any Receiver (including the payment of preferential debts);

(b)	in or towards satisfaction of the Money Owing in accordance with clauses 12.2; and

(c)	the surplus (if any) will be paid to the Mortgagor or other persons entitled to it.

12.2	Application against indebtedness

Any moneys received or realised by the Mortgagee from the Mortgagor or a Receiver under this document may be applied by the Mortgagee to any item of account or liability or transaction forming part of the Money Owing to which they may be applicable in any order or manner which the Mortgagee may determine.

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12.3	Suspense account

Until the Money Owing is paid in full, the Mortgagee may place and keep (for such time as it will determine) any money received pursuant to this document or on account of the Mortgagor’s liability in respect of the Money Owing in an interest bearing, separate suspense account (to the credit of either the Mortgagor or the Mortgagee as the Mortgagee thinks fit) and the Receiver may retain the same for the period which it and the Mortgagee consider expedient without having any obligation to apply all or any part of that money in or towards discharge of the Money Owing. Any bank fees associated transfers, operation, or maintenance with such an account shall be covered by the Mortgagor.

13	PROTECTION OF THIRD PARTIES

13.1	No obligation to enquire

No purchaser from, or other person dealing with, the Mortgagee or any Receiver (or their agents) will be obliged or concerned to enquire whether:

(a)	the right of the Mortgagee or any Receiver to exercise any of the powers conferred by this document has arisen or become exercisable or as to the propriety or validity of the exercise or purported exercise of any such power; or

(b)	any of the Money Owing remains outstanding or be concerned with notice to the contrary and the title and position of such a purchaser or other person will not be impeachable by reference to any of those matters.

13.2	Receipt conclusive

The receipt of the Mortgagee or any Receiver will be an absolute and a conclusive discharge to a purchaser and will relieve him of any obligation to see to the application of any moneys paid to or by the direction of the Mortgagee or any Receiver.

14	PROTECTION OF MORTGAGEE AND RECEIVER

14.1	No liability

Neither the Mortgagee nor any Receiver will be liable in respect of any of the Mortgaged Property or for any loss or damage which arises out of the exercise or the attempted or purported exercise of, or the failure to exercise any of, their respective powers, unless caused by its or his gross negligence, wilful default or breach of any obligations under this deed.

14.2	Liability of Mortgagor

The Mortgagor will be deemed to be a principal debtor and the sole, original and independent obligor for the Money Owing and the Mortgaged Property will be deemed to be a principal security for the Money Owing. The liability of the Mortgagor under this document and the charges contained in this document will not be impaired by any forbearance, neglect, indulgence, extension of time, release, surrender or loss of Shares, dealing, variation or arrangement by the Mortgagee, or by any other act, event or matter whatsoever whereby the liability of the Mortgagor (as a surety only) or the charges contained in this document (as secondary or collateral charges only) would, but for this provision, have been discharged.

15	COSTS AND EXPENSES

The Mortgagor will on demand pay to the Mortgagee and any Receiver the amount of all costs and expenses (including legal fees and other out-of-pocket expenses and any GST thereon) incurred by any of them in connection with the preservation, enforcement or attempted preservation or enforcement of any of their rights under this document or the Share Sale Agreement or in respect of any of the Mortgaged Property.

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16	CUMULATIVE POWERS AND AVOIDANCE OF PAYMENTS

16.1	Cumulative powers

The powers which this document confers on the Mortgagee and any Receiver appointed under this document are cumulative, without prejudice to their respective powers under the general law and may be exercised as often as the relevant person thinks appropriate. The Mortgagee or the Receiver may, in connection with the exercise of their powers, join or concur with any person in any transaction, scheme or arrangement whatsoever. The respective powers of the Mortgagee and the Receiver will in no circumstances be suspended, waived or otherwise prejudiced by anything other than an express consent or amendment.

16.2	Amounts avoided

If any amount paid by the Mortgagor in respect of the Money Owing is capable of being avoided or set aside on the liquidation or administration of the Mortgagor or otherwise, then for the purposes of this document that amount will not be considered to have been paid.

16.3	Discharge conditional

Any settlement or discharge between the Mortgagor and the Mortgagee will be conditional upon no security or payment to the Mortgagee by the Mortgagor or any other person being avoided, set aside, ordered to be refunded or reduced by virtue of any provision or enactment relating to insolvency and accordingly (but without limiting the other rights of the Mortgagee under this document) the Mortgagee will be entitled to recover from the Mortgagor the value which the Mortgagee has placed on that security or the amount of any such payment as if that settlement or discharge had not occurred.

17	RULING OFF ACCOUNTS

If the Mortgagee receives notice of any subsequent Security Interest or other interest affecting any of the Mortgaged Property it may open a new account for the Mortgagor in its books. If it does not do so then, as from the time it receives that notice, all payments made by the Mortgagor to it (in the absence of any express appropriation to the contrary) will be treated as having been credited to a new account of the Mortgagor and not as having been applied in reduction of the Money Owing.

18	DELEGATION

The Mortgagee may delegate by power of attorney or in any other manner all or any of the powers, authorities and discretions which are for the time being exercisable by it under this document to any person or persons upon such terms and conditions (including the power to sub-delegate) as it may think fit. The Mortgagee will not be liable or responsible to the Mortgagor or any other person for any losses arising from any act, default, omission or misconduct on the part of any delegate.

19	PROSPECTIVE LIABILITIES

19.1	Priority amount

For the purpose of fixing priorities between this document and any subsequent charge registered under the Corporations Act and for no other purpose, this document secures a prospective liability up to a maximum amount of $16,000,000. This document may also secure prospective liabilities in excess of this maximum amount.

19.2	Extending priority amount

(a)	If the Money Owing exceeds the amount specified in the previous clause or in the Mortgagee’s opinion is likely to do so, the Mortgagee may, at any time or from time to time, vary the terms of this document by increasing that specified amount by such amount as the Mortgagee considers appropriate.

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(b)	Upon presentation by the Mortgagee, the Mortgagor must sign a notice under section 268 of the Corporations Act in respect of the variation and the variation will take effect upon lodgement of that notice.

20	MISCELLANEOUS

20.1	Entire Agreement

This document and the Share Sale Agreement constitute the entire agreement between the parties and supersede any prior negotiations, understanding or agreements with respect to the subject matter of this document or any term of this document.

20.2	No marshalling

The Mortgagee is not required to look to any other Security Interest before exercising any of its powers under this document.

20.3	Covenant to release

Once all the Money Owing has been paid in full, the Mortgagee will, at the request and cost of the Mortgagor, take any action which may be necessary to release the Mortgaged Property from the security constituted by this document.

20.4	Power to remedy

If the Mortgagor fails to comply with any of its obligations under this deed and that failure is not remedied to the satisfaction of the Mortgagee immediately, it will allow (and irrevocably authorises) the Mortgagee or any person which the Mortgagee nominates to take any action on behalf of the Mortgagor which is necessary to ensure that those obligations are complied with.

20.5	Further assurance

The parties agree to do anything (including execute any document), and to ensure that their employees and agents do anything (including execute any agreement) reasonably required to give full effect to this document.

20.6	Attorneys

Each attorney who executes this document declares that the attorney has no notice of any revocation, suspension or variation of the power of attorney appointing that attorney.

20.7	Amendment

This document may only be varied or replaced by a document executed by the parties.

20.8	Waiver and exercise of rights

(a)	A right in favour of the Mortgagee under this document or a breach of an obligation of the Mortgagor under this document can only be waived by an instrument properly executed by the Mortgagee. No other act, omission or delay of the Mortgagee will constitute a waiver binding, or estoppel against, the Mortgagee.

(b)	A single or partial exercise or waiver by the Mortgagee of a right relating to this document will not prevent any other exercise of that right or the exercise of any other right.

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20.9	Approval and consent

The Mortgagee may conditionally or unconditionally give or withhold any consent to be given under this document and is not obliged to give its reasons for doing so.

20.10	Assignment

(a)	The Mortgagor must not assign or otherwise dispose of any right under this document without the written consent of the Mortgagee.

(b)	The Mortgagee’s rights under this document are assignable.

20.11	Counterparts

This document may consist of a number of counterparts and, if so, the counterparts taken together constitute one document.

20.12	Governing law and jurisdiction

This document is governed by and will be construed in accordance with the laws applicable in New South Wales and the parties irrevocably and unconditionally submit to the non-exclusive jurisdiction of those courts.

20.13	Notices

(a)	In addition to any other lawful means, a notice, demand, certification or other communication relating to this document may be given by:

(i)	being personally served on a party; or

(ii)	being left at, or sent by pre-paid ordinary mail to, the party’s address as specified in this document,

and it will be deemed received, if posted, three business days after posting.

(b)	The particulars for delivery of notices are set out in the parties’ details.

(c)	Each party may change its particulars for delivery of notices by notice to each other party.

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SIGNING PAGE

EXECUTED as a deed

Signed, sealed, and delivered by Openmarkets Group Limited ACN 159 661 453 in accordance with section 127 of the Corporations Act 2001 (Cth):

Director/Company Secretary	Director

Name of Director/Company Secretary (BLOCK LETTERS)	Name of Director (BLOCK LETTERS)

Signed, sealed, and delivered by OMG (Acquisition Co) Pty Ltd ACN 660 155 000 in accordance with section 127 of the Corporations Act 2001 (Cth):

Director/company secretary	Director

Name of director/company secretary (BLOCK LETTERS)	Name of Director

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Annexure 2 -Transitional and Shared Services Agreement

84

Transitional and Shared Services

Agreement

OMG (Acquisition Co) Pty Ltd

ACN 660 155 000

and

Openmarkets Group Limited

ACN 159 661 453

1.	Definitions and Interpretation	1
1.1	Definitions	1
1.2	Interpretation	3
1.3	Next day	4
1.4	Headings	4

2.	Term	4
2.1	Services Term	4
2.2	Early termination with notice	5

3.	Services	5
3.1	Services	5
3.2	Subcontractors	5
3.3	Leased Premises	5

4.	Scope and performance of services	5
4.1	Mutual obligations	5
4.2	Relationship of parties	5
4.3	Incomplete description of a service	6

5.	Party obligations	6

6.	Personal Information	6

7.	Intellectual Property	7
7.1	Intellectual Property Rights	7
7.2	Intellectual Property Licence	7

8.	Access	7
8.1	Grant of access	7
8.2	Licence to occupy leased premises	7

9.	Limitation of liability	8
9.1	Warranties excluded	8
9.2	No conflict of interest	8
9.3	Limitation of loss	8
9.4	Consequential Loss	8

10.	Confidentiality	8
10.1	Use and confidentiality of Confidential Information	8
10.2	Information relating to the Group, Material Assets and Business	9
10.3	Equitable remedies	9
10.4	Confidentiality obligations to survive termination	9

11.	Publicity	9

12.	Termination	10
12.1	Right to terminate	10
12.2	Survival	10
12.3	Consequences	10

13.	Dispute resolution	10
13.1	No arbitration or court proceedings	10

13.2	Notice	11
13.3	Initial Period	11
13.4	Appointment of Expert	11
13.5	Role of Expert	11
13.6	Venue, representation and format	11
13.7	Timeframe and cooperation	12
13.8	Confidentiality	12
13.9	Costs	12
13.10	Breach of this clause	12
13.11	Rights and obligations during a dispute	12

14.	General	12
14.1	Notice	12
14.2	Force Majeure Event	13
14.3	Entire agreement	13
14.4	Amendments	13
14.5	Assignment	14
14.6	Consents	14
14.7	Costs	14
14.8	Counterparts	14
14.9	Further acts and documents	14
14.10	No merger	14
14.11	Severance	14
14.12	Waiver	14
14.13	Governing law and jurisdiction	14

Schedule 1 - Services (Clause 3)		15

Transitional and Shared Services Agreement

Date           August 2022

Parties

1.	OMG (Acquisition Co) Pty Ltd ACN 660 155 000 of Level 40, 225 George Street, Sydney
NSW 2000 (Buyer)

2.	Openmarkets Group Limited ACN 159 661 453 of Level 40, 225 George Street, Sydney
NSW 2000 (OMGL)

Background

A.	Pursuant to a Share Sale Agreement dated on or around 24 August 2022, Buyer agreed to buy all of the issued share capital in the Companies from OMGL.

B.	For a specified period post Completion of the Share Sale Agreement, Buyer requires certain services and support from OMGL to continue to operate the business of the Companies.

C.	For a specified period post Completion of the Share Sale Agreement, OMGL requires certain services and support from Buyer and the Companies to continue to operate the OMGL business.

D.	The parties have agreed to enter into this Agreement under which Buyer and the Companies will provide certain services and support (as more particularly described in Schedule 1) to OMGL on the terms and conditions set out in this Agreement and under which OMGL will provide certain services and support to Buyer and the Companies (as more particularly described in Schedule 1) on the terms and conditions set out in this Agreement.

Indicative Terms

1.	Definitions and Interpretation

1.1	Definitions

Terms in this Agreement that are capitalised but undefined have the meaning given to them in the Share Sale Agreement.

The following meanings apply unless the contrary intention appears:

Affiliate means:

(a)	in relation to any entity, any other person that:

(i)	is a Related Body Corporate of the first mentioned entity; or

(ii)	Controls, is Controlled by, or is under common Control with, the first mentioned entity; and

(b)	in relation to any person, an entity that is Controlled by that person.

Agreement means this agreement including any schedules and any annexures.

1

Approved Purpose means:

(a)	in the case of Buyer, means the purpose of performing its obligations under this Agreement or operating the business of Buyer or the Companies; and

(b)	in the case of OMGL, means the purpose of performing its obligations under this Agreement or operating the business of OMGL.

Business has the meaning given in the Share Sale Agreement.

Business Day means a day that is not a Saturday, Sunday or public holiday and on which banks are open for business generally in Sydney, Australia.

Companies mean each of:

(a)	Cannon Trading Pty Ltd ACN 619 836 314;

(b)	OMRA Fund Pty Ltd ACN 643 757 751; and

(c)	Openmarkets (Holdings) Pty Ltd ACN 162 523 211,

and Company means any one of them.

Conflict of Interest means circumstances in which, due to a direct or indirect relationship (commercial or otherwise and including any potential relationship or opportunity or inducement and any such situation which comes into existence subsequent to the commencement of this Agreement) involving OMGL or its personnel and another person or entity, OMGL is unable to discharge its obligations under this Agreement to Buyer in an objective and independent manner to the best of its ability.

Consequential Loss means any loss or damage that:

(a)	is not fairly and reasonably considered as arising naturally, according to the usual course of things, from a failure to fulfil an obligation or duty; or

(b)	is not reasonably supposed to have been in the contemplation of any parties, at the time this Agreement was executed, as a probable result of a failure to fulfil an obligation or duty.

Control has the meaning given to that term in the Corporations Act.

Corporations Act means the Corporations Act 2001 (Cth).

Execution Date means the date of this Agreement.

Force Majeure Event means any cause or event which is not within the reasonable control of a party and which could not reasonably have been prevented by that party, and includes the absence or unavailability of personnel necessary to perform a Service due to a cause which is not within the reasonable control of the party and which could not reasonably have been prevented or mitigated by that party.

Government Agency means any government or any public, statutory, governmental (including a local government), semi-governmental or judicial body, entity, department or authority and includes any self-regulatory organisation established under statute.

Group has the meaning given in the Share Sale Agreement.

2

Intellectual Property Rights has the meaning given in the Share Sale Agreement.

Law means:

(a)	principles of law or equity established by decisions of courts;

(b)	statutes, regulations or by-laws of an applicable country, or any state or territory of that country or a Government Agency; and

(c)	requirements and approvals (including conditions) of an applicable country or any state or territory of that country or a Government Agency that have the force of law.

Leased Premises means each of the following premises leased by OMGL:

(a)	Level 5, 500 Collins Street, Melbourne VIC 3000; and

(b)	Suite 40.01, Level 40, Grosvenor Place, 225 George Street, Sydney NSW 2000.

Material Assets has the meaning given in the Share Sale Agreement.

Personal Information has the meaning given in the Privacy Act 1988 (Cth).

PI Provider has the meaning given in clause 6.

PI Recipient has the meaning given in clause 6.

Privacy Laws means the Privacy Act 1988 (Cth) and all other Laws in Australia which relate to the privacy or protection of Personal Information.

Related Body Corporate has the meaning given to that term in the Corporations Act.

Representatives means, in relation to a party, all officers, employees, subcontractors and agents, professional advisers and attorneys of that party or of its Related Bodies Corporate.

Services means the services which the Parties agree to provide (or procures the provision of) to each other under this agreement, as described in Schedule 1, and/or as otherwise agreed between the parties in writing from time to time.

Share Sale Agreement means the share sale agreement between Buyer as the buyer and OMGL as the seller dated on or around 24 August 2022.

Transition Period means the period starting on the Execution Date and ending 3 months from the Execution Date, unless terminated earlier or extended by agreement by the parties in accordance with this Agreement.

1.2	Interpretation

Unless the contrary intention appears, a reference in this agreement to:

(a)	(variations or replacement) a document (including this agreement) includes any variation or replacement of it;

(b)	(clauses, annexures and schedules) a clause, annexure or schedule is a reference to a clause in or annexure or schedule to this Agreement;

3

(c)	(law) means common law, principles of equity, and laws made by parliament (and laws made by parliament include State, Territory and Commonwealth laws and regulations and other instruments under them, and consolidations, amendments, re-enactments or replacements of any of them);

(d)	(singular includes plural) the singular includes the plural and vice versa;

(e)	(person) the word “person” includes an individual, a firm, a body corporate, a partnership, a joint venture, an unincorporated body or association, or any Government Agency;

(f)	(executors, administrators, successors) a particular person includes a reference to the person’s executors, administrators, successors, substitutes (including persons taking by novation) and assigns;

(g)	(two or more persons) an agreement, representation or warranty in favour of two or more persons is for the benefit of them jointly and each of them individually;

(h)	(jointly and individually) an agreement, representation or warranty by two or more persons binds them jointly and each of them individually;

(i)	(reference to a group of persons) a group of persons or things is a reference to any two or more of them jointly and to each of them individually;

(j)	(dollars) Australian dollars, dollars, A$ or $ is a reference to the lawful currency of Australia;

(k)	(calculation of time) a period of time dating from a given day or the day of an act or event, is to be calculated exclusive of that day;

(l)	(reference to a day) a day is to be interpreted as the period of time commencing at midnight and ending 24 hours later; and

(m)	(meaning not limited) the words “including”, “for example” or “such as” when introducing an example, does not limit the meaning of the words to which the example relates to that example or examples of a similar kind.

1.3	Next day

If an act under this agreement to be done by a party on or by a given day is done after 5.30pm (Sydney time) on that day, it is taken to be done on the next day.

1.4	Headings

Headings (including those in brackets at the beginning of paragraphs) are for convenience only and do not affect the interpretation of this agreement.

2.	Term

2.1	Services Term

This agreement will commence on the Execution Date and will continue in full force and effect for the Transition Period unless it is:

(a)	terminated earlier in accordance with clause 2.2(a) or clause 12; or

(b)	extended by the parties by written agreement.

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2.2	Early termination with notice

(a)	Subject to clause 3.3, at any time after the Execution Date, a party may terminate the provision of any Service by providing 1 month’s prior written notice to the other party.

3.	Services

3.1	Services

(a)	Subject to clause 3.1(b), in consideration for the costs outlined as against each of the Services (as applicable), each party agrees to provide, or procure the provision (including by any Affiliate) of, each of its Services (as applicable) to the other party for the Transition Period on the terms of this Agreement, and must act in good faith in so doing.

(b)	A party will not be required to provide, or procure the provision (including by any Affiliate) of any of its Services to the extent that it is prevented from doing so as a result of a breach by another party of its obligations under this Agreement (including its obligations under clause 3.1(a)).

3.2	Subcontractors

Each party agrees that the other party may use Affiliates or third parties to provide all or part of the Services which that party is required to provide under this Agreement.

3.3	Leased Premises

(a)	The parties acknowledge and agree that item 6 of Schedule 1 (the Services that relate to the Leased Premises) continue to apply until the relevant lease arrangement with OMGL comes to an end for that particular Leased Premises.

(b)	OMGL may transfer, lease, sublease or otherwise deal in the Leased Premises by providing no less than 3 months’ written notice to Buyer.

4.	Scope and performance of services

4.1	Mutual obligations

Each party must:

(a)	cooperate with the other party in relation to the performance of that party’s respective obligations under this Agreement; and

(b)	provide the other party with all assistance reasonably requested in writing by that party to facilitate the performance of that party’s obligations under this Agreement.

4.2	Relationship of parties

Each party is acting as an independent contractor to the other party in providing the relevant Services and nothing in this agreement will be construed as creating a relationship of employment, partnership, trust, joint venture or agency between any of the parties or as imposing any fiduciary duties on any party in relation to any other party.

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4.3	Incomplete description of a service

To the extent that the description of a Service in Schedule 1 does not fully describe the nature or scope of the Service to be provided under this Agreement, the parties agree, subject to the terms of this agreement that those Services are intended to be substantially the same in nature and scope as the nature and scope of that service as it was being performed in the business operated by the relevant company in that portion of the Transition Period immediately preceding the Execution Date.

5.	Party obligations

Each party must:

(a)	cooperate with the other party as necessary to facilitate the provision of the relevant Services and to perform its other obligations under this Agreement;

(b)	provide on a timely basis any information, decisions and data as the other party may reasonably require for the purpose of performing its Services; and

(c)	liaise with the other party with respect to particular Services or to discuss issues relating to the provision of the Services, or both.

6.	Personal Information

If a party (PI Provider) provides Personal Information to the other party (PI Recipient) in connection with this Agreement:

(a)	the PI Provider will:

(i)	comply with the Privacy Laws in relation to that Personal Information;

(ii)	ensure that the person whom the Personal Information concerns:

(A)	is aware that the information is being disclosed to the PI Recipient and that the PI Recipient may in turn disclose it to its Related Bodies Corporate;

(B)	is aware that they can gain access to the information; and

(C)	has access to the information; and

(iii)	take reasonable steps to ensure that Personal Information is accurate, complete and up to date; and

(b)	the PI Recipient will:

(i)	comply with all Privacy Laws in relation to that Personal Information;

(ii)	use that Personal Information only for the Approved Purpose;

(iii)	take appropriate measures (consistent with its obligations under this Agreement) to prevent unauthorised or unlawful use or disclosure of, or accidental loss or destruction of, that Personal Information; and

(iv)	inform the PI Provider of any request for access to that Personal Information and provide reasonable cooperation to the PI Provider to resolve or take any legally required action in respect of any request for access to that Personal Information.

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7.	Intellectual Property

7.1	Intellectual Property Rights

If a party, in the performance of its obligations under this Agreement, makes available to the other any pre-existing Intellectual Property Rights or pre-existing materials in which Intellectual Property Rights owned by it (Service Provider) subsists:

(a)	those Intellectual Property Rights and materials will remain the sole property of the Service Provider;

(b)	the other party must use those Intellectual Property Rights and materials only in accordance with the terms of any reasonable restrictions imposed on it by the Service Provider in respect of those Intellectual Property Rights and materials; and

(c)	the Service Provider who owns those Intellectual Property Rights or materials will own all Intellectual Property Rights and materials subsisting in any and all adaptations of, modifications and enhancements to, and works derived from, those Intellectual Property Rights and materials.

7.2	Intellectual Property Licence

Subject to clause 7.1, the Service Provider grants to the other party a non-transferable, non-exclusive, royalty-free licence for the period during which any of the Services are being provided to exercise any Intellectual Property Rights owned by, and, to the extent permitted by the applicable licence, licenced to the Service Provider, which the other party needs to perform its obligations or receive any benefits under this Agreement.

8.	Access

8.1	Grant of access

Each party will allow the other party’s personnel access to its premises, systems, information and data as reasonably required to enable the other party to provide the relevant Services and comply with its obligations under this Agreement.

8.2	Licence to occupy leased premises

(a)	Subject to the satisfaction of the condition in clause 8.2(b), OMGL grants Buyer a licence to occupy each of the Leased Premises until such time that:

(i)	Buyer has entered into a lease agreement for a suitable alternative premises to a Leased Premises; or

(ii)	Buyer has entered into a new lease for a Leased Premises with the existing landlord of that Leased Premises.

(b)	OMGL must liaise with the landlord for each of the Leased Premises to obtain their consent to the licence referred to in clause 8.2(a).

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9.	Limitation of liability

9.1	Warranties excluded

All conditions, warranties, terms, undertakings, statutory guarantees, duties and obligations, other than those expressly included in this Agreement, are excluded to the maximum extent permitted by Law.

9.2	No conflict of interest

OMGL warrants to Buyer that, to the best of its knowledge no Conflict of Interest exists or is likely to arise in the performance of its obligations under this Agreement. OMGL must not, during the course of this Agreement, engage in any activity likely to compromise its ability to perform its obligations under this Agreement fairly and independently. OMGL must immediately disclose to Buyer any activity which constitutes or may constitute a Conflict of Interest.

9.3	Limitation of loss

(a)	To the maximum extent permitted by Law, no party will be liable in contract, tort or otherwise to any other party, or any other person, in respect of any loss, cost, claim or damage suffered as a result of any breach of or act or omission relating to this agreement, other than for:

(i)	a breach of clause 3.1(a); or

(ii)	direct losses caused by the wilful misconduct of a party.

(b)	The aggregate liability of a party with respect to any liability arising in circumstances as described in clause 9.3(a) is capped at an amount equal to the aggregate amounts paid by that party under the Share Sale Agreement at the time in which the liability arises.

(c)	In the event that any warranty or guarantee implied by law and incapable of exclusion under clause 9.1 is breached with respect to the supply of any Services by a party under this agreement, any of the other parties’ (Non-Breaching Party) remedies are limited to, at the Non-Breaching Party’s sole discretion:

(i)	the resupply of the Services; or

(ii)	the payment of the cost of resupplying the Services.

9.4	Consequential Loss

No party may make a claim against another party or any of its Affiliates (and no party will be liable to the other party) for any Consequential Loss in each case arising from or in connection with this agreement including the performance of the Services.

10.	Confidentiality

10.1	Use and confidentiality of Confidential Information

(a)	Each party agrees to use the Confidential Information of the other party solely for the Approved Purpose and must keep this information confidential and ensure that its officers, employees, agents and advisers keep it confidential and must not disclose this information to any person except:

(i)	to the extent required for the Approved Purpose;

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(ii)	with the prior written consent of the other party;

(iii)	to the extent required by Law or the rules of any stock exchange;

(iv)	to the extent required by a Government Agency, subject to that Government Agency being made aware of the confidential nature of the information and instructed to keep the information secret and confidential and not divulge or disclose the information to any other person;

(v)	where the disclosure is required to enforce the rights of a party in accordance with this agreement; and

(vi)	where the disclosure is required for use in legal proceedings regarding this Agreement.

(b)	For the avoidance of doubt, the parties acknowledge and agree that the obligations and restrictions contained in this clause 10 do not limit those provisions of the Share Sale Agreement in relation to ‘Confidential Information’ (as that term is defined in the Share Sale Agreement).

10.2	Information relating to the Group, Material Assets and Business

Information that relates to the Group, the Material Assets or the Business will, for the purposes of clause 10.1, be considered information of Buyer once Completion of the Share Sale Agreement occurs and, to the extent that this information is Confidential Information, OMGL must keep it confidential on and from the Execution Date.

10.3	Equitable remedies

Each party acknowledges that monetary damages may not be a sufficient remedy for a breach of this clause 10 and that the other party or any of its Affiliates may seek and is entitled to remedies such as injunctive relief to prevent the breach and orders of specific performance to compel compliance.

10.4	Confidentiality obligations to survive termination

The rights and obligations of the parties under this clause 10 will survive termination of this Agreement and will continue until a party gives the other party an unconditional discharge in writing.

11.	Publicity

No party will make or authorise a public announcement or communication relating to the negotiations of the parties or the existence, subject matter or terms of this Agreement unless:

(a)	it has the prior written consent of the other party; or

(b)	it is required to do so by Law or stock exchange rules and gives the other party reasonable notice of the intended announcement or communication.

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12.	Termination

12.1	Right to terminate

Any party to this agreement (the Aggrieved Party) may terminate this Agreement immediately by giving written notice to the other party if:

(a)	any party commits a material breach of any term of this Agreement (the Breaching Party) and:

(i)	the breach is not remedied within 30 Business Days after receipt by the Breaching Party of notice from the Aggrieved Party of its intention to terminate this Agreement by reason of such breach; or

(ii)	that breach is not capable of being remedied; or

(b)	the other party suspends, or threatens to suspend, or ceases or threatens to cease to carry on all or a substantial part of its business; or

(c)	a party is not in a position to receive the Services through no fault of the party who is to supply the Services.

12.2	Survival

Expiry or termination of this Agreement for any reason will not extinguish or otherwise affect:

(a)	any rights of any party against any of the other parties which:

(i)	accrued before the termination or expiry and which remain unsatisfied; or

(ii)	otherwise relate to or may arise at any future time from any breach or non- observance of obligations under this Agreement which occurred before termination or expiry;

(b)	the provisions of clauses 1, 6, 7, 10, this clause 12 and clauses 13 and 14 which will survive termination; or

(c)	any other provisions of this Agreement which are expressly stated to, or which by their nature, survive termination or expiry of this Agreement.

12.3	Consequences

On termination or expiry of this Agreement, each party must promptly return to the other party all equipment, material and property belonging to the other party that the other party had supplied to it or any member of the other party, in connection with the supply of the Services under this Agreement.

13.	Dispute resolution

13.1	No arbitration or court proceedings

(a)	Subject to clause 13.1(b), if a dispute arises out of or in connection with this Agreement (including, without limitation, as to the document’s validity, existence,breach or termination) (Contract Dispute), a party must comply with this clause 13 before it may commence court or arbitration proceedings.

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(b)	A party may bring a proceeding seeking urgent interlocutory relief at any time, without having to first comply with this clause 13.

13.2	Notice

A party claiming that a Contract Dispute has arisen must notify the other party to the dispute (each a Disputant) in writing giving details of the Contract Dispute and its proposal for a resolution.

13.3	Initial Period

For a 14 day period after a notice is given (Initial Period) each Disputant must use all reasonable endeavours to resolve the Contract Dispute and Representatives of each Disputant will meet within the first seven days of that period with that aim.

13.4	Appointment of Expert

(a)	If the Contract Dispute remains unresolved at the end of the Initial Period, it must be referred, by written notice from a Disputant to each other Disputant, to an Expert:

(i)	agreed on by the Disputants; or

(ii)	if agreement is not reached within seven days of the notice for referral (Decision Period), appointed by the Chair of the Resolution Institute.

(b)	If clause 13.4(a)(ii) applies, each Disputant must use all reasonable endeavours to ensure that the Expert is able to be appointed including, but not limited to:

(i)	providing the Resolution Institute with all information it requests;

(ii)	agreeing to the reasonable terms of appointment of the Expert; and

(iii)	providing the Chair of the Resolution Institute or the Resolution Institute with such fees, indemnities and releases as the Chair or the Resolution Institute may reasonably require.

13.5	Role of Expert

The Expert will act as an expert and not as an arbitrator. The decision of the Expert will be final and binding on all parties in the absence of manifest error.

13.6	Venue, representation and format

(a)	Unless otherwise agreed between the Disputants, the place of the resolution of the Contract Dispute will be Sydney and the Disputants will be entitled to legal representation.

(b)	If the Expert has been appointed by:

(i)	the Disputants, the Disputants must agree on the procedure and rules to be adopted by the Expert and, if agreement is not reached within the Decision Period the Resolution Institute will determine the procedures and rules to be applied (Determination Rules); or

(ii)	the Chair of the Resolution Institute, the Contract Dispute must be submitted to the Expert in accordance with and subject to, the Determination Rules.

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13.7	Timeframe and cooperation

Each Disputant must use all reasonable endeavours to ensure that the Expert is able to make a decision as soon as is practical, including, but not limited to, providing the Expert with all information relevant to the Contract Dispute or that the Expert otherwise requests.

13.8	Confidentiality

Any information or documents disclosed by a Disputant under this clause must be kept confidential and may not be used except to attempt to resolve the Contract Dispute or the parties agree otherwise.

13.9	Costs

Each Disputant must bear its own costs of complying with this clause 13 and the Disputants must bear equally the Expert’s costs, unless the decision of the Expert states otherwise.

13.10	Breach of this clause

If, in relation to a Contract Dispute, a Disputant breaches any provision of clauses 13.1 to 13.8, each other Disputant need not comply with those clauses in relation to that Contract Dispute.

13.11	Rights and obligations during a dispute

Despite the existence of a dispute, each party must continue to perform its obligations under this Agreement.

14.	General

14.1	Notice

Any notice or other communication to or by a party under this Agreement:

(a)	may be given by personal service, post or email;

(b)	must be in writing, legible and in English addressed (depending on the manner in which it is given) as shown below:

(i)	If to OMGL:

Address:	Level 40, 225 George Street, Sydney NSW 2000
Attention:	Dan Jowett
Email:	Dan.Jowett@openmarkets.group

(ii)	If to Buyer:

Address:	Level 41/55 Collins Street, Melbourne VIC 3000
Attention:	Julius Wei
Email:	julius.w@bmyg.com.au

or to any other address last notified by the party to the sender by notice given in accordance with this clause;

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(c)	in the case of a corporation, must be signed by an officer or authorised representative of the sender or in accordance with section 127 of the Corporations Act; and

(d)	is deemed to be given by the sender and received by the addressee:

(i)	if delivered in person, when delivered to the addressee;

(ii)	if posted, 2 Business Days (or 6, if addressed outside Australia) after the date of posting to the addressee whether delivered or not; or

(iii)	if sent by email:

(A)	when the sender receives an automated message confirming delivery; or

(B)	2 hours after the time sent (as recorded on the device from which the sender sent the email) unless the sender receives an automated message that the email has not been delivered,

but if the delivery or receipt is on a day which is not a Business Day or is after 4.00 pm (addressee’s time), it is deemed to have been received at 9.00 am on the next Business Day.

14.2	Force Majeure Event

Where any failure or delay by a party (Affected Party) in the performance of its obligations under this Agreement is caused, directly or indirectly, by a Force Majeure Event:

(a)	the Affected Party must as soon as practicable give the other party written notice of that fact;

(b)	the Affected Party is not liable for that failure or delay;

(c)	the Affected Party’s obligations under this Agreement are suspended, to the extent to which they are affected by the relevant Force Majeure Event, for the duration of the Force Majeure Event; and

(d)	if the Force Majeure Event continues for more than 90 consecutive days and while it continues, the party other than the Affected Party may, at its sole discretion, terminate this Agreement by giving written notice to the Affected Party.

14.3	Entire agreement

To the extent permitted by law, this Agreement, together with the Share Sale Agreement, constitutes the entire agreement between the parties in relation to its subject matter and supersedes all previous agreements and understandings between the parties in relation to its subject matter.

14.4	Amendments

This Agreement may only be varied by a document signed by or on behalf of each party.

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14.5	Assignment

Other than to a Related Body Corporate, a party cannot assign or otherwise transfer any of its rights under this Agreement without the prior consent of each other party.

14.6	Consents

Unless this agreement expressly provides otherwise, a consent under this Agreement may be given or withheld in the absolute discretion of the party entitled to give the consent and to be effective must be given in writing.

14.7	Costs

Except as otherwise provided in this Agreement, each party must pay its own costs and expenses in connection with:

(a)	negotiating, preparing, executing and performing this Agreement; and

(b)	any subsequent consent, agreement, approval, waiver or amendment relating to this Agreement.

14.8	Counterparts

(a)	This agreement may be executed in any number of counterparts and by the parties on separate counterparts.

(b)	Each counterpart constitutes an original of this Agreement, and all together constitutes one agreement.

(c)	A party may execute this agreement by signing any counterpart. To the extent permitted by law, a counterpart may be executed electronically.

14.9	Further acts and documents

Each party must promptly do, and procure that its employees and agents promptly do, all further acts and execute and deliver all further documents (in form and content reasonably satisfactory to that party) required by law or reasonably requested by another party to give effect to this Agreement.

14.10	No merger

A party’s rights and obligations do not merge on completion of any transaction under this Agreement.

14.11	Severance

If any provision or part of a provision of this Agreement is held or found to be void, invalid or otherwise unenforceable (whether in respect of a particular party or generally), it will be deemed to be severed to the extent that it is void or to the extent of voidability, invalidity or unenforceability, but the remainder of that provision will remain in full force and effect.

14.12	Waiver

Without limiting any other provision of this Agreement, the parties agree that:

(a)	failure to exercise or enforce, or a delay in exercising or enforcing, or the partial exercise or enforcement of, a right, power or remedy provided by law or under this Agreement by a party does not preclude, or operate as a waiver of, the exercise or enforcement, or further exercise or enforcement, of that or any other right, power or remedy provided by law or under this Agreement;

(b)	a waiver given by a party under this Agreement is only effective and binding on that party if it is given or confirmed in writing by that party; and

(c)	no waiver of a breach of a term of this Agreement operates as a waiver of another breach of that term or of a breach of any other term of this Agreement.

14.13	Governing law and jurisdiction

This Agreement will be governed by and construed in accordance with the Laws in force in the State of New South Wales and each party submits to the non exclusive jurisdiction of the courts of that State.

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Schedule 1 - Services (Clause 3)

1.	Part 1 – Services

1.1	Services

Each of the parties, or their Affiliates, must perform the Services allocated to them in the table below, and within the timeframe specified.

The Services are subject to change, as the parties may agree from time to time in writing.

Item	Services	Service Provider	Service Receiver	Costs
1.	Governance
	Provision of (without limitation) services from Chief Executive Officer, Chief Financial Officer, Chief Operations Officer and Senior Legal Counsel (together, ExCo Staff) on an ad-hoc basis to assist OMGL post-Completion of the Share Sale Agreement.	Buyer	OMGL	$1.00 for the entire Transition Period
2.	Finance Services
	Utilisation of the finance team to assist in finalising audited financial statements for FY2022 and relevant accounting and audit records and reports that relate to Completion of the Share Sale Agreement.	Buyer	OMGL	$1.00 for the entire Transition Period
3.	Customer Service
	Forward to Buyer any emails or other client communication received by OMGL from clients of the Business or in relation to the Companies to Buyer within 24 hours of receipt.	OMGL	Buyer	$1.00 for the entire Transition Period
4.	Leased Premises
	Licence to occupy the Leased Premises until expiry of the lease arrangement or otherwise dealings contemplated under clause 3.3.	OMG	Buyer	The fees borne by OMGL as if Buyer were a party to the relevant lease arrangement.

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Executed as an agreement

Executed by OMG (Acquisition Co) Pty Ltd ACN 660 155 000 in accordance with section 127(1) of the Corporations Act 2001 (Cth):	) ) ) ) )

Signature of director
Signature of director

Name of director
Name of director

Executed by Openmarkets Group Limited ACN 159 661 453 in accordance with section 127(1) of the Corporations Act 2001 (Cth):	) ) ) ) )

Signature of director	Signature of director

Name of director	Name of director

Annexure 3 - General Security Deed

GENERAL SECURITY DEED

OMG (Acquisition Co) Pty Ltd ACN 660 155 000

Openmarkets Group Limited ACN 159 661 453

Level 27, 111 Eagle Street Brisbane QLD 4000	+61 7 3309 7000 admin@grtlawyers.com www.grtlawyers.com ABN 31 152 230 478	GPO Box 2778 Brisbane QLD 4001
Liability limited by a scheme approved under Professional Standards Legislation.

1	Definitions and interpretation	3

2	Covenant to pay	7

3	Creation of Security	8

4	Representations and warranties	9

5	Undertakings	10

6	When Security becomes Enforceable	11

7	Receiver	13

8	Powers of Receiver	14

9	Application of Proceeds	17

10	Discharge	18

11	Delegation	18

12	Liability and protection	17

13	Expenses and indemnity	20

14	Saving provisions	20

15	Notices	21

16	General	22

17	Governing Law and Jurisdiction	25

Signing page		26

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THIS DEED is made on	August 2022

PARTIES

Name	OMG (Acquisition Co) Pty Ltd

ACN	660 155 000

Short form name	Grantor

Notice details	Level 40, 225 George Street, Sydney NSW 2000

Name	Openmarkets Group Limited

ACN	159 661 453

Short form name	Secured Party

Notice details	Level 40, 225 George Street, Sydney NSW 2000

BACKGROUND

A.	The Secured Party has agreed to deferred payments of amounts owed to it under the Share Sale Agreement.

B.	The Grantor has agreed to grant a Security Interest in favour of the Secured Party over the Secured Property to secure the payment of those amounts.

AGREED TERMS

1	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this deed, unless the context requires otherwise, the following words and phrases have the meaning given:

Accession	has the meaning given under section 10 of the PPSA.

Account	has the meaning given under section 10 of the PPSA.

Attorney	an attorney appointed under this deed.

Authorised Officer	means as it relates to a corporation any director or secretary and any person whose title includes the word ‘manager’. The term also includes a party’s lawyer.

Business Day	a day (other than a Saturday or Sunday) on which banks are open for general business in Brisbane, Queensland.

Buyer	has the meaning given in the Share Sale Agreement.

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Collateral Security	any Security Interest, guarantee or other agreement entered into by any person as security for the payment of any of the Secured Money.

Commingled	has the meaning given under section 10 of the PPSA.

Control	has the meaning given under part 2.3 of the PPSA.

Controller	a controller as defined in section 9 of the Corporations Act.

Corporations Act	Corporations Act 2001 (Cth).

Costs	includes costs, charges, expenses and disbursements.

Default	has the meaning given under clause 5.2(b).

Event of Default	has the meaning given under clause 5.1.

Insolvency Event	where the Grantor becomes Insolvent or in the opinion of the Secured Party is likely to become Insolvent.

Insolvent	in relation to the Grantor:

a)	it is (or states that it is) insolvent under administration or insolvent (each as defined in the Corporations Act);

b)	it has a controller appointed, is in liquidation, in provisional liquidation, under administration or wound up or has had receiver (or receiver and manager) appointed to any part of its property;

c)	it is subject to any arrangement, assignments, moratorium or composition, protected from creditors under any statute or dissolved (in each case, other than to carry out a reconstruction or amalgamation while solvent on terms approved by the Secured Party);

d)	the expiry date of 30 days after an application has been made in connection with that person, which is preparatory to or could result in any of (a), (b) or (c) above, if the application has not been stayed, withdrawn or dismissed within that 30 days;

e)	an order has been made, resolution passed, proposal put forward, or any other action taken in each case in connection with that person, which is preparatory to or could result in any of (a), (b) or (c) above;

f)	it is taken (under section 459(F)(1) of the Corporations Act) to have failed to comply with a statutory demand;

g)	it is the subject of an event described in section 459(c)(2)(b) or section 585 of the Corporations Act (or it makes a statement from which the Secured Party reasonably deduces it is so subject);

h)	is it otherwise unable to pay its debts when they fall due; or

i)	something having a substantially similar effect to (a) to (g) happens in connection to the Grantor under any applicable laws.

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Non-PPSA Property	land and all other property and rights of any kind which are not Personal Property for the purposes of the PPSA.

Notice	a notice given in accordance with clause 14.

Obligations	all duties, covenants, agreements, liabilities, indebtedness and obligations of the Grantor with respect to the repayment, payment or performance of all indebtedness, liabilities and obligations (monetary or otherwise) of the Grantor, whenever arising whether primary, secondary, direct, contingent, fixed or otherwise and whether joint several, or joint and several, established by or arising or in connection with this deed and each other agreement, contract and deed, including, in each case, the payment or principal, interest, fees, expenses, reimbursements and indemnification obligations.

Perfected	has the meaning given under the PPSA.

Personal Property	has the meaning given under the PPSA.

Possession	has the meaning given under the PPSA.

Power	any right, power, authority, discretion or remedy which the Secured Party or a Controller has under this deed or under any applicable law.

PPSA	the Personal Property Securities Act 2009 (Cth).

PPSA Retention of Title Property	has the meaning given in section 51F of the Corporations Act.

PPSA Security Interest	a security interest as defined in the PPSA.

Proceeds	has the meaning given under the PPSA.

Receiver	a receiver or receiver and manager, in each case, appointed under this deed.

Secured Money

means all money which the Buyer or the Grantor (whether alone or not) is or at any time may become actually or contingently liable to pay to or for the account of the Secured Party (whether alone or not) for any reason whatever under or in connection with the Share Sale Agreement or this deed, whether or not contemplated.

It includes money by way of principal, interest, fees, costs, guarantee, indemnity, charges, duties or expenses or payment of liquidated or unliquidated damages under or in connection with the Share Sale Agreement or this deed, or as a result of a breach of or default under or in connection with the Share Sale Agreement or this deed.

It also includes money that the Buyer or the Grantor would have been liable to pay but for its Insolvency or liquidation or a set-off claimed by it, or some other reason.

Secured Property	all the Grantor’s present and after-acquired property (including, but not limited to):

a)	all of the present and future property, undertaking and rights of the Grantor, including all of its real and Personal Property, uncalled capital, capital which has been called but is unpaid, any choses in action and goodwill;

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b)	all Personal Property in respect of which the Grantor has or acquires rights, including the Grantor’s present and future PPSA Retention of Title Property; and

c)	all other present and after-acquired Personal Property in respect of which the Grantor may grant a PPSA Security Interest.

Security	at any time, the Security Interests in favour of the Secured Party in the Secured Property securing the Obligations.

Security Interest	any mortgage, pledge, lien, charge, assignment, hypothecation, or security interest, or any other agreement or arrangement having similar commercial or legal effect and includes an agreement to grant or create any of those agreements or arrangements. It includes a security interest within the meaning of section 12 of the PPSA, other than an interest in Personal Property that would not be a security interest but for the operation of section 12(3) of the PPSA.

Share Sale Agreement	means the share sale agreement entered into by the Buyer and the Secured Party on or around the date of this deed.

Tax	any tax, levy, impost, duty, charge, deduction, compulsory loan or withholding of whatever kind (together with any related interest, penalty, fine or expense) that is imposed by law or any government agency.

Title Document	any document of title, whether an original, duplicate or counterpart. Without limitation, it includes a share certificate, a real property certificate of title, a contract note or marked transfer.

Verification Statement	has the meaning given under the PPSA.

1.2	Words and expressions

In this deed, unless the context requires otherwise:

(a)	the singular includes the plural and vice versa;

(b)	where a word or phrase is defined, its other grammatical forms have a corresponding meaning;

(c)	a reference to a party, clause, paragraph, schedule or annexure is a reference to a party, clause, paragraph, schedule or annexure of this deed;

(d)	a reference to this deed includes any schedules or annexures;

(e)	headings are for convenience and do not affect interpretation;

(f)	the background or recitals to this document are adopted as and form part of this deed;

(g)	a reference to this deed or other document includes a reference to that document or agreement as amended, novated, supplemented, varied or replaced from time to time;

(h)	a reference to “$”, “A$” or “dollar” is a reference to Australian currency;

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(i)	a reference to a time is a reference to the time in Sydney, New South Wales;

(j)	a reference to a party includes its executors, administrators, successors, substitutes (including persons taking by novation) and permitted assigns;

(k)	words and expressions denoting natural persons include bodies corporate, partnerships, associations, firms, governments and governmental authorities and agencies and vice versa; and

(l)	a reference to any legislation or to any provision of any legislation includes:

(i)	any modification or re-enactment of the legislation;

(ii)	any legislative provision substituted for, and all legislation, statutory instruments and regulations issued under, the legislation or provision; and

(iii)	where relevant, corresponding legislation in any Australian State or Territory;

(m)	an obligation or a liability assumed by, or a right conferred on, 2 or more persons binds or benefits them severally but not jointly;

(n)	a reference to a day is to a period of time commencing at midnight and ending 24 hours later;

(o)	if a period of time dates from a given day or the day of an act or event, it is to be calculated exclusive of that day.

(p)	a Default being outstanding or continuing or subsisting means that such Default has not been waived or remedied and an Event of Default being outstanding or continuing or subsisting means that such Event of Default has not been waived;

(q)	indebtedness includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

(r)	knowledge of any person shall be deemed to mean such knowledge after due and diligent inquiry;

(s)	repay (or any derivative form thereof) shall, subject to any contrary indication, be construed to include “pay” (as, as the case may be, the corresponding derivative form thereof);

(t)	in relation to Business Days, if:

(i)	the day on or by which any act, matter or thing is to be done is a day other than a Business Day, the act, matter or thing will be done on the next Business Day; and

(ii)	any money falls due for payment on a date other than a Business Day, that money will be paid on the next Business Day (without interest or any other amount being payable in respect of the intervening period).

2	COVENANT TO PAY

2.1	Covenant to pay

The Grantor covenants that it will on demand pay the Secured Money (free from any deduction, set off or counterclaim) when it is due and payable by the Buyer to the Secured Party under the Share Sale Agreement.

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2.2	Primary obligation

The Grantor will be deemed to be a principal debtor and the sole, original and independent obligor for the Secured Money and the Secured Property will be deemed to be a principal security for the Secured Money. The liability of the Grantor under this document and the charges contained in this document will not be impaired by any forbearance, neglect, indulgence, extension of time, release, surrender or loss of shares, dealing, variation or arrangement by the Secured Party, or by any other act, event or matter whatsoever whereby the liability of the Grantor (as a surety only) or the charges contained in this document (as secondary or collateral charges only) would, but for this provision, have been discharged.

3	CREATION OF SECURITY

3.1	Security

(a)	The Grantor charges all of the Secured Property to the Secured Party as security for the due and punctual payment of all of the Secured Money. The Grantor does this as legal and beneficial owner of the Secured Property.

(b)	The Secured Party takes a PPSA Security Interest in all of the Grantor’s present and after acquired property for the purposes of the PPSA.

3.2	Priority

(a)	Each party intends the Security to take priority over all other Security Interests over the Secured Property of the Grantor except for those Security Interests which are mandatorily required by any applicable law to have priority.

(b)	The Security is created in addition to and does not affect the security created by any existing security document between the parties.

3.3	Nature of Security

(a)	The Security operates as a fixed charge in respect of all Secured Property which is Non-PPSA Property.

(b)	If the fixed charge referred to in clause 3.3(a) is not effective as a fixed charge in respect of any Non-PPSA Property (Relevant Property) for any reason, it will operate as a floating charge in respect of the Relevant Property and will immediately crystallise and become a fixed charge with respect to:

(i)	any Relevant Property:

(A)	on receipt by the Grantor of a notice from the Secured Party, which may be issued at any time while a Default subsists;

(B)	automatically and without notice to the Grantor if:

(1)	the Grantor breaches its obligations under clause 5.2 in respect of that Relevant Property;

(2)	any step is taken with a view to levying or enforcing any Security Interest, distress, attachment or other execution on or in respect of that Relevant Property or a Security Interest becomes enforceable in respect of that Relevant Property;

(3)	when anything occurs which may result in any amounts owing in respect of Tax, or to an authority or to employees, ranking ahead of the charge in respect of that Relevant Property;

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(4)	the law provides that the charge created under this deed becomes a fixed charge in respect of that Relevant Property; or

(5)	anything analogous, or which has a substantially similar effect, to any other matter referred to in this clause 3.3(b)(i)(B) occurs;

(ii)	all Relevant Property automatically and without the Secured Party giving notice to the Grantor if:

(A)	an Insolvency Event occurs in respect of the Grantor; or

(B)	a Security Interest over any Secured Property is enforced in any way.

3.4	Proceeds

(a)	Except to the extent set out in clause 5.2, nothing in this deed authorises any disposal or other dealing with Secured Property which gives rise to Proceeds.

(b)	The Security will continue in the Proceeds of any disposal or dealing with Secured Property (whether or not that disposal or dealing was authorised by the Secured Party).

(c)	The Grantor must do all things which the Secured Party requests to ensure that the Secured Party has a Perfected Security Interest in any Proceeds.

4	REPRESENTATIONS AND WARRANTIES

4.1	Nature of security

The Grantor represents and warrants that this deed creates the Security Interests and the PPSA Security Interests that it purports to create.

4.2	Representations and warranties

(a)	The Grantor represents and warrants to the Secured Party that each representation and warranty made by it in this deed is true, correct and not misleading when made or repeated.

(b)	The Grantor acknowledges that:

(i)	the representations and warranties provided in clauses 4.1 and 4.2:

(A)	have been relied upon by the Secured Party in entering into this deed; and

(B)	survive the execution and delivery of this deed and the provision of financial accommodation under this documents; and

(ii)	it has not entered into this deed on any representation, warranty, assurance, undertaking or statement of the Secured Party or of any person on behalf of the Secured Party.

4.3	Times for making representations and warranties

(a)	The representations and warranties set out in this deed are made on the date of this deed.

(b)	Unless a representation and warranty is expressed to be given on a specific date, each representation and warranty under this deed is deemed to be repeated by the Grantor on each date which is specified under this deed as a day on which representations and warranties are repeated or deemed to be repeated.

(c)	When a representation and warranty is repeated, it is repeated by reference to the circumstances existing at the time of repetition.

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5	UNDERTAKINGS

5.1	General undertakings

(a)	The Grantor must promptly pay the Secured Money in accordance with this deed.

(b)	The Grantor must ensure that no Event of Default occurs.

5.2	Restrictions on dealing with Secured Property

The Grantor may not, and may not agree, attempt or take any step to, do any of the following other than with the prior written consent of the Secured Party or as otherwise expressly permitted by this deed:

(a)	create, permit to subsist or agree to any Security Interest over any Secured Property; or

(b)	sell, transfer, licence, lease, assign, dispose of, part with possession of or otherwise deal with any Secured Property or any interest in it, or allow any interest in it to arise or to be varied (including allowing any Secured Property to become an Accession to or Commingled with any property that is not Secured Property or to be affixed to any land, property or thing which is not Secured Property).

5.3	Title Documents

The Grantor must, if so requested by the Secured Party, deliver all Title Documents in respect of any Secured Property to the Secured Party.

5.4	Further assurances

(a)	The Grantor must do whatever the Secured Party, Receiver or Attorney reasonably requires for:

(i)	perfecting, protecting or maintaining the effectiveness of the Security (including in accordance with the PPSA);

(ii)	securing or protecting the priority of the Security, including enabling the Secured Party to have Possession of or Control over any Secured Property in accordance with the PPSA (where it is possible to do so under the PPSA); or

(iii)	facilitating the realisation of any Secured Property, or the exercise of any power or rights by the Secured Party, Receiver or Attorney.

(b)	This includes (but is not limited to):

(A)	the re-execution of this deed;

(B)	the execution of any legal mortgage, charge, transfer, conveyance, assignment or assurance of any property, whether to the Secured Party or its nominee; and

(C)	the giving of any notice, order or direction and the making of any filing or registration,

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for the purposes set out in paragraphs (i) to (iii) above which, in each case, the Secured Party may think reasonably expedient.

(c)	Pursuant to section 157(3)(b) of the PPSA, the Grantor hereby waives the right under section 157 of the PPSA to receive a Verification Statement.

(d)	The Grantor must take any action required of it under clause 5.4(a) at its own cost.

6	WHEN SECURITY BECOMES ENFORCEABLE

6.1	Event of Default

An Event of Default occurs if any one or more of the following occurs (each an Event of Default) whether or not within the Grantor’s control:

(a)	(non-payment) the Grantor or Buyer fails to pay any of the Secured Money payable by it, in the way and in the currency required, when due;

(b)	(breach of Grantor’s covenants) the Grantor fails to comply with any covenant or undertaking in this deed;

(c)	(vitiation of this deed) any of the following occurs or is alleged by the Grantor to have occurred:

(i)	all or part of this deed is terminated, void, avoided, illegal, invalid, unenforceable or limited in its effect; or

(ii)	any party has the right to terminate due to breach or to rescind or avoid all or part of this deed;

(d)	(judgment) any judgment is obtained against the Grantor for an amount exceeding $200,000 or its equivalent and is not satisfied or stayed within 20 Business Days;

(e)	(business stopped or changed) the Grantor stops or threatens to stop carrying on its business or a material part of it or substantially changes the nature of its business without the Secured Party’s consent;

(f)	(Secured Property) the Grantor ceases for any reason to be the legal and, subject to any trust specified in the relevant Security, beneficial owner of any part of its Secured Property, or a third party asserts a claim to that Secured Property;

(g)	(priority of Security) a Security ceases for any reason to have the priority ranking contemplated in it (other than solely due to the fraud, gross negligence or wilful misconduct of the Secured Party);

(h)	(Security Interest) any Security Interest over an asset of the Grantor is enforced or becomes enforceable;

(i)	(Insolvency) the Grantor becomes Insolvent;

(j)	(enforcement proceedings) execution or distress takes place or is attempted or an order to execute a judgment (however described) is made against the Grantor or any of its assets and is not stayed or withdrawn within 5 Business Days;

(k)	(capital reduction and financial assistance) without the Secured Party’s consent, the Grantor:

(i)	takes action to reduce its share capital (other than by redeeming redeemable preference shares) or to buy back its shares; or

(ii)	passes a resolution of the type referred to in section 254N(1) or 260B of the Corporations Act, or a meeting to consider such a resolution is summoned or convened;

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(l)	(analogous event) anything analogous or having a similar effect to an event listed in paragraphs (j) - (k) above occurs;

(m)	(change in control) any of the following occur:

(i)	the Grantor becomes a Subsidiary of any person without the Secured Party’s consent;

(ii)	there is a change (from that prevailing at the date of this deed) in the persons who control any of the following in respect of the Grantor:

(A)	more than 50% of the votes eligible to be cast in the election of directors or any similar matter; or

(B)	the right to appoint or remove directors (or members of a governing body having functions similar to a board of directors) representing more than 50% of the votes exercisable by the directors (or persons having similar functions); or

(C)	an interest of more than 50% in any category of the profits, distributions or net liquidation proceeds;

(n)	(material adverse event) an event or series of events (whether related or not) occurs which, in the Secured Party’s opinion, constitutes a material adverse event.

6.2	Effect of Default and opportunity to remedy

(a)	If an Event of Default occurs which is capable of remedy, then the Secured Party must give Notice to the Grantor specifying the Event of Default and the steps that it require the Grantor to take to remedy such Default, in which case the Grantor shall have 5 Business Days from the date of the Notice to take such steps.

(b)	If an Event of Default occurs that either:

(i)	is capable of remedy, and after compliance with clause 6.2(a), remains unremedied by the Grantor within the specified time; or

(ii)	is not capable of remedy, (collectively, a Default)

then the Secured Party may by Notice to the Grantor do one or more of the following:

(A)	declare that the Secured Money is immediately due and payable on demand, in which case the Grantor must immediately pay to the Secured Party the Secured Money; and

(B)	terminate the Secured Party’s obligations specified in the notice with immediate effect.

6.3	Secured Party’s Rights

(a)	Subject to clause 6.2, upon the occurrence of an Event of Default, the Secured Party may commence such legal action and proceedings and exercise all rights and remedies available to it under this deed, any other agreement or contract and/or applicable law or regulation which in its sole discretion it deems appropriate or expedient including, the commencement of foreclosure and enforcement proceedings, all without any additional notice, presentation, demand, protest, notice of dishonour, entering into of possession of any property or assets, or any other action or notice, all of which are expressly waived by the Grantor. Upon the occurrence of an Event of Default, the Secured Party shall have, and may exercise, all of its rights and remedies under this deed and other agreements and contracts as well as all other rights and remedies available at law or in equity; and

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(b)	The rights and remedies of the Secured Party are cumulative and are in addition to, and not in substitution for, any other rights or remedies, and no right or remedy contained herein, or otherwise at law or in equity, is intended to be exclusive. Nothing contained in the Deed, agreement or contract with respect to the liability of the Grantor to the Secured Party, nor any act or omission of the Secured Party or its rights or remedies, shall in any way prejudice, impair, limit or otherwise affect the rights, remedies and powers of the Secured Party.

6.4	Timing

If an Event of Default occurs, while it subsists:

(a)	the Security is immediately enforceable without further notice to any party; and

(b)	the Secured Money is immediately due and payable by the Grantor without further notice to any party with the exception of any notice expressly required to be provided under an agreement between the parties or at law.

6.5	Enforcement

After the Security has become enforceable, the Secured Party may in its absolute discretion enforce all or any part of this deed in any manner it sees fit.

6.6	Assistance in realisation

After the Security has become enforceable, the Grantor must, at its own cost, do whatever the Secured Party, Receiver or Attorney requires to assist any of them to realise any Secured Property and exercise any Power. This includes executing transfers of any Secured Property, giving notices or comments or doing whatever is required in order to make a call on its uncalled capital and collect called but unpaid capital.

7	RECEIVER

7.1	Appointment

(a)	The Secured Party may appoint any one or more persons to be a Receiver of all or any part of the Secured Property if:

(i)	the Security has become enforceable; or

(ii)	the Grantor so requests the Secured Party in writing at any time.

(b)	Any appointment under clause 7.1(a) may be by deed, under seal or in writing under hand.

7.2	Removal

The Secured Party may, on written notice, remove any Receiver appointed by it and may, whenever it thinks fit, appoint a new Receiver in the place of any Receiver whose appointment may for any reason have terminated.

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7.3	Remuneration

The Secured Party may fix the remuneration of any Receiver and direct payment of that remuneration and any costs, charges and expenses of the Receiver out of the proceeds of any realisation of the Secured Property.

7.4	Agent of the Grantor

(a)	A Receiver will be deemed to be the agent of the Grantor for all purposes and to the extent permitted under law. The Grantor is responsible for the contracts, remuneration, engagements, acts, omissions, defaults and losses of a Receiver and for liabilities incurred by a Receiver.

(b)	The Secured Party will not incur any liability (either to the Grantor or to any other person) by reason of the appointment of a Receiver or the exercise of any Power by a Receiver.

(c)	A Receiver may still be appointed even if it is in circumstances where there has been an order made or resolution passed for the winding-up of the Grantor, and a Receiver appointed in such circumstances may not, or may not in some respects, act as the agent of the Grantor.

8	POWERS OF RECEIVER

8.1	General

(a)	A Receiver has all of the rights, powers and discretions set out below in this clause 8.1 in addition to those conferred on it by any applicable law and, except to the extent specifically excluded by this deed, a Receiver may do anything in respect of the Secured Property that an absolute beneficial legal owner of the property is permitted to do under law.

(b)	A Receiver may:

(i)	enter into and execute documents or agreements on its own behalf or on behalf of the Grantor, which includes use of the Grantor’s common seal and signing, accepting and endorsing cheques, promissory notes and bills of exchange;

(ii)	access any business premises of the Grantor and take immediate possession of, enter and collect and manage, any Secured Property;

(iii)	carry on any business of the Grantor in any manner;

(iv)	appoint and discharge managers, officers, agents, accountants, employees, contractors, workmen, auctioneers and others for the purposes of this deed and discharge any person appointed by the Grantor;

(v)	raise and borrow money either unsecured or on the security of any Secured Property either in priority to the Security or otherwise;

(vi)	sell, exchange, convert into money and realise any Secured Property by public auction, tender or private contract. The consideration for any such transaction may consist of cash, debentures or other obligations, shares, stock or other valuable consideration, and any such consideration may be payable in a lump sum or by instalments spread over a period or by deferred payment of consideration, in whole or in part, with or without interest or security over any period;

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(vii)	procure that fixtures (other than the landlord’s fixtures) are severed and sold separately from the property containing them without the consent of the Grantor;

(viii)	surrender or transfer Secured Property to any person or exchange it for other property with any person;

(ix)	acquire in the name, or on behalf, of the Grantor any interest in any assets, which on acquisition forms part of the Secured Property;

(x)	obtain the benefit of, perform or enforce, or exercise or refrain from exercising, the Grantor’s rights and powers under, or vary, rescind or terminate, any documents or agreements or rights which form part of the Secured Property and any documents or agreements entered into in exercise of any Power;

(xi)	let any Secured Property for any term and at any rent (with or without a premium) and may surrender or accept a surrender of any lease, licence or tenancy of any Secured Property (including the payment of money to a lessee, licensee or tenant on a surrender);

(xii)	settle, adjust, refer to arbitration, compromise and arrange any claim, action, proceeding, account, dispute, question or demand with or by any person who is or claims to be a creditor of the Grantor or relating in any way to any Secured Property;

(xiii)	bring, prosecute, conduct, enforce, defend and abandon any action, suit or proceedings and to submit to arbitration, mediation or conciliation, in the name of the Grantor or otherwise and on any terms, any proceeding, claim, question, or dispute in relation to any Secured Property;

(xiv)	give a valid receipt for any moneys and execute any assurance or thing which may be proper or desirable for realising any Secured Property;

(xv)	form a subsidiary of the Grantor and transfer to that subsidiary any Secured Property;

(xvi)	delegate his powers in accordance with this deed;

(xvii)	lend money, advance credit or provide other financial accommodation to any customer of the Grantor;

(xviii)	do anything to manage or obtain income or revenue from any of the Secured Property, including operating any bank account which forms part of the Secured Property or opening and operating a new bank account;

(xix)	effect any repair, renewal, replacement, renovation, cleaning or insurance and do any other act which the Grantor might do in the ordinary conduct of its business, to maintain, protect or improve any Secured Property;

(xx)	grant or take put or call options;

(xxi)	initiate proceedings to make debtors bankrupt, wind up companies and do anything in relation to any actual or contemplated liquidation, including the attendance and voting at creditors’ meetings and appointing proxies for those meetings; and

(xxii)	pay any outgoings or indebtedness of the Grantor or any other person.

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(c)	A Receiver may:

(i)	do all other acts and things which it may consider desirable or necessary for realising any Secured Property or incidental or conducive to any of the rights, powers or discretions conferred on it under or by virtue of this deed or law;

(ii)	exercise, in relation to any Secured Property, all the powers, authorities and things which it would be capable of exercising as if it were the absolute beneficial owner of that Secured Property; and

(iii)	use the name of the Grantor for any of the above purposes.

8.2	Secured Party may exercise Powers

(a)	Whether or not a Receiver is appointed under this deed, the Secured Party may, following the occurrence of an Event of Default and while it subsists, exercise any Power of the Receiver in addition to any Power of the Secured Party. It may do so without giving notice to any person except as required by law (in which case, clause 14.1(c) applies) or by the express terms of this deed.

(b)	The exercise of any Power by the Secured Party, Receiver or Attorney does not cause or deem the Secured Party, Receiver or Attorney to be a mortgagee in possession.

8.3	Set-off

Following an Event of Default and while it subsists, the Secured Party may apply any credit balance in any of the Grantor’s accounts held with the Secured Party towards satisfaction of any of the Secured Money.

8.4	Notice not required

The Secured Party, Receiver or Attorney is not required:

(a)	to give notice of the Security or any Collateral Security to any person, other than a notice expressly required by this deed or required by law;

(b)	to enforce payment of any money payable to the Grantor, including any of the debts or Secured Money or by any Collateral Security; or

(c)	to obtain the consent of the Grantor to any exercise of a Power.

8.5	Termination of receivership and possession

At any time, the Secured Party may terminate the appointment of a Receiver. The Secured Party may, at any time, give up or re-take possession of any of the Secured Property.

8.6	Chapter 4 of the PPSA

(a)	The Parties agree to exclude from this deed, to the extent permitted by law, each of the provisions of the PPSA referred to in section 115(1) and 115(7) of the PPSA, to the extent mentioned in those sections or provisions and waives all of its rights under those sections or provisions in respect of or relating in any way to the enforcement or any other exercise of rights under or in respect of this deed including without limitation, any rights to receive any notice and any rights of consent.

(b)	No exercise of a Power which is also a power under Chapter 4 of the PPSA will constitute the exercise of that Power under Chapter 4 of the PPSA unless the Secured Party expressly states at the time of exercising the Power that it is exercising the Power under Chapter 4 of the PPSA.

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9	APPLICATION OF PROCEEDS

9.1	Order

(a)	Any time after the Security is enforceable, all money received by the Secured Party, Receiver, Attorney, or any other person acting on their behalf under this deed or any Collateral Security, may be appropriated and applied towards any amount and, in any order that the Secured Party, Receiver, Attorney or that other person determines in its absolute discretion, to the extent not prohibited by law.

(b)	If no determination is made under clause 9.1(a), the money must be applied in the following manner and order:

(i)	first, in payment to the Secured Party on a full indemnity basis, of all Costs incurred in the exercise, performance, attempted exercise or attempted performance of any Power;

(ii)	second, to any Receiver for its Costs, liabilities and remuneration in connection with exercising, enforcing or preserving rights (or considering doing so) in connection with this deed;

(iii)	fourth, in payment to the Secured Party of the balance of the Secured Money then owing or contingently or prospectively owing, whether or not due and payable;

(iv)	fifth, to each holder of a Security Interest of which the Secured Party has actual knowledge and which is due and payable in accordance with its terms, in order of priority; and

(v)	sixth, any surplus (which will not bear interest) to or at the direction of the Grantor.

(c)	Clause 9.1(b) is subject to the payment of any claims having priority over the Security. This clause does not prejudice the right of the Secured Party to recover any shortfall from the Grantor.

9.2	Money actually received

In applying any money towards satisfaction of the Secured Money, the Grantor will be credited only with as much of the money which is available for that purpose, and which is actually received by the Secured Party, Receiver or Attorney and which is not required to be disgorged.

9.3	Contingent amounts due

(a)	If at the time of a distribution of any money under clause 9.1, any part of the Secured Money is contingently owing to the Secured Party, the Secured Party, Receiver or Attorney may retain an amount equal to the amount contingently owing.

(b)	If an amount is retained under clause 9.3(a), it must be placed on deposit until the amount contingently owing becomes actually due and payable, at which time:

(i)	the amount which has become actually due to the Secured Party must be paid to the Secured Party; and

(ii)	the balance of the amount retained, together with any interest on the amount contingently owing, must be applied in accordance with clause 9.1.

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9.4	Subsequent Security Interests

(a)	If any subsequent Security Interest or other interest affects any Secured Property, the Secured Party may open a new Account with the Grantor.

(b)	If the Secured Party does not open a new Account, it will nevertheless be treated as if it had done so at the time when it received or was deemed to have received notice of the relevant Security Interest.

(c)	From the date on which that new Account is opened or regarded as opened:

(i)	all payments made by the Grantor to the Secured Party; and

(ii)	all financial accommodation and advances by the Secured Party to the Grantor,

are or are regarded as credited and debited to the new Account.

(d)	Payments by the Grantor under clause 9.4(c) must be applied:

(i)	to reduce any debit balance in the new Account; and

(ii)	if there is no debit balance in the new Account, to reduce the Secured Money which has not been debited or regarded as debited to the new Account.

9.5	Certification of indebtedness

A certificate signed by any Authorised Officer of the Secured Party which sets out:

(a)	the amount of the Secured Money due and payable; or

(b)	the amount of the Secured Money, whether currently due and payable or not, is sufficient evidence of that unless the contrary is proved.

10	DISCHARGE

Subject to the express provisions of this deed to the contrary, the Secured Party is not required to grant any release of Secured Property from the Security unless, at the time the release is provided:

(a)	no Secured Money is owing, whether actually, contingently or prospectively;

(b)	the Grantor has each fully performed its obligations under this deed; and

(c)	it is not reasonably foreseeable that any Secured Money could be owing in the future.

11	DELEGATION

11.1	Power of attorney of Secured Party or Receiver

(a)	The Secured Party or any Receiver may delegate by power of attorney or in any other manner to any person any Power exercisable by it under this deed.

(b)	A delegation under clause 11.1(a) may be made upon any terms which the Secured Party or any Receiver determines.

(c)	Neither the Secured Party nor any Receiver will be in any way liable or responsible to the Grantor for any liability which arises because of any act, default, omission or misconduct on the part of any delegate or sub-delegate.

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11.2	Power of attorney of Grantor

(a)	In consideration of the Secured Party entering into this deed and for any other consideration received, the Grantor irrevocably and severally appoints the Secured Party, any Receiver and any of their respective Authorised Officers to be its Attorney with the power, after an Event of Default has occurred and while it subsists, to:

(i)	do anything which the Grantor is required to do under this deed;

(ii)	do anything necessary to sell or otherwise dispose of any Secured Property;

(iii)	do anything necessary to give effect to any Power;

(iv)	exercise any power, right or discretion of the Grantor under this deed or any agreement which is part of the Secured Property; and

(v)	do anything which the Secured Party, Receiver or Attorney thinks necessary or advisable to secure the payment of the Secured Money to the Secured Party.

(b)	The Grantor ratifies and confirms whatever any Attorney does or purports to do following its appointment under this clause 11.2.

12	LIABILITY AND PROTECTION

12.1	Third-party protection

(a)	No person dealing with the Secured Party, Receiver or Attorney is obliged to enquire whether:

(i)	an Event of Default has occurred or subsists;

(ii)	the Security has become enforceable;

(iii)	the Receiver or Attorney is properly appointed; or

(iv)	any Power has been properly or regularly exercised.

(b)	No person dealing with the Secured Party, Receiver or Attorney is affected by any actual or constructive notice that the exercise of any Power was unnecessary or improper.

12.2	No liability

(a)	The Secured Party, Receiver or Attorney is not liable for any loss or damage, including consequential loss or damage, arising directly or indirectly from:

(i)	any omission or delay in the exercise or non-exercise of any Power; or

(ii)	the neglect, default or dishonesty of any manager, officer, employee, agent, accountant, auctioneer or solicitor of the Grantor, the Secured Party, Receiver or Attorney.

(b)	Clause 12.2(a) does not apply to any loss or damage which arises from the wilful default, fraud or gross negligence of the Secured Party, Receiver or Attorney (as the case may be).

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13	EXPENSES AND INDEMNITY

The Grantor must:

(a)	immediately on demand pay all costs and expenses (including legal fees) incurred in connection with this deed by the Secured Party or any Receiver, Attorney, manager, agent or other person appointed by the Secured Party under this deed, including any arising from any actual or alleged breach by any person of any law or regulation; and

(b)	keep the Secured Party and each Receiver, Attorney, manager, agent or other person appointed by the Secured Party under this deed indemnified against any failure or delay in paying those costs or expenses.

14	SAVING PROVISIONS

14.1	Powers at law

(a)	Any rights or remedies which the Secured Party, Receiver or Attorney have independently under law are in addition to the Powers conferred under this deed.

(b)	The Secured Party, Receiver or Attorney may exercise any Power without any notice or the allowance of any lapse of time to any person, to the extent permitted by law.

(c)	If a law which is unable to be excluded requires a period of time to lapse before the exercise of any Power but provides for the election or variation of that the period of time, that period of time is the longer of one day and the minimum period that the law allows pursuant to an election or variation.

14.2	Security does not merge

(a)	This Deed is a principal obligation and is not ancillary or collateral to, and does not merge with:

(i)	any other Security Interest or other right or remedy to which the Secured Party is entitled; or

(ii)	a judgment obtained by the Secured Party against the Grantor or any other person in connection with the Secured Money.

(b)	The Secured Party may exercise its Powers under this deed as well as under the judgment, other Security Interests or other rights or remedies.

(c)	The Security remains a continuing security despite any settlement of amount or any other matter until the Secured Party provides a notice of final release to the Grantors in respect of this deed.

14.3	Conflicts of interest

To the extent permitted by law, any Power may be exercised by the Secured Party or Receiver, even if such exercise gives rise to a conflict of interest or duty.

14.4	Payment avoidance

(a)	If a payment by the Grantor (or any other person on account of an amount owing by the Grantor) to the Secured Party is avoided for any reason, including any legal limitation, and whether or not:

(i)	any transaction relating to the Secured Money was wholly or partially illegal or void; or

(ii)	anything was, or ought to have been, within the knowledge of the Secured Party,

then the Grantor separately indemnifies the Secured Party against that avoided payment.

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(b)	The liability of the Grantor and the rights of the Secured Party under this deed will be the same as if the avoided payment had not been made and is reinstated as if the relevant payment had not occurred.

14.5	No preconditions to enforceability

(a)	The Secured Party is not required to marshall, enforce or have recourse to any Collateral Security, any other right or remedy or any other property before the Security is enforced.

(b)	The Security is enforceable and may be enforced whether or not the Secured Party has given notice to or made demand on any person other than the Grantor. It is enforceable whether or not the Secured Money is due and payable and whether or not any event listed in clause 16.11 has occurred.

14.6	No competition

(a)	Until the Secured Money has been fully paid, the Grantor will not, for any reason:

(i)	be subrogated to any rights, security or moneys held, received or receivable by the Secured Party (or any trustee or agent on its behalf);

(ii)	be entitled to any right of contribution or indemnity in respect of any payment made or moneys received on account of the Grantor’s liability under this clause 14.6; or

(iii)	raise any defence or counterclaim in reduction of its obligation under this deed.

(b)	The Grantor must hold in trust for and immediately pay or transfer to the Secured Party any payment or distribution or benefit of security received by it contrary to this clause 14.6.

15	NOTICES

15.1	In writing

(a)	Any communication in connection with this deed must be in writing and, unless otherwise stated, may be given:

(i)	in person or by post; or

(ii)	to the extent agreed by the Parties making and receiving communication, by email or other electronic communication.

(b)	For the purpose of this deed, an electronic communication will be treated as being in writing.

(c)	Unless it is agreed to the contrary, any consent or agreement required under this deed must be given in writing.

15.2	Contact details

(a)	The contact details of each party for all communications in connection with this deed are as set out at the beginning of this deed.

(b)	Any party may change its contact details by giving five Business Days’ notice to the other Parties.

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15.3	Effectiveness

(a)	Except as provided below, any communication in connection with this deed will be deemed to be given as follows:

(i)	if delivered in person, at the time of delivery;

(ii)	if posted, five Business Days after being deposited in the post, postage prepaid, in a correctly addressed envelope; and

(iii)	if by email or any other electronic communication, when received in legible form.

(b)	A communication given under clause 15.3(a) but received on a non-working day or after business hours in the place of receipt will be deemed to be given immediately upon commencement of the next working day in that place.

15.4	PPSA notices

The Secured Party is not required to provide any notice under the PPSA unless the notice is required by the PPSA and cannot be excluded. This includes any notice that the Secured Party has made any registration relating to a PPSA Security Interest under the PPSA or changed any registration relating to a PPSA Security Interest.

16	GENERAL

16.1	Stamp duty

The Grantor shall pay and, upon demand indemnify the Secured Party against any cost, loss or liability that the Secured Party incurs in relation to, all stamp duty, registration and other similar Taxes payable in respect of this deed.

16.2	Assignment

(a)	The Grantor may not assign any of its rights or transfer any of its rights or obligations under this deed without the prior written consent of the Secured Party.

(b)	The Secured Party may assign any of its rights and transfer any of its obligations under this deed without the consent of the Grantor.

16.3	Binding on each signatory

This Deed binds and is enforceable against each party who executes it, despite:

(a)	any other person not executing this deed or its execution being defective in any way; or

(b)	any obligation or liability of any other Party under this deed not being binding or enforceable against that Party for any reason.

16.4	Consents

(a)	Except as otherwise expressly provided in this deed, the Secured Party may give or withhold its consent to any matter referred to in this deed in its absolute discretion. A party that gives its consent to any matter referred to in this deed is not taken to have made any warranty or representation as to any matter or circumstance connected with the subject matter of that consent.

(b)	Any consent given by the Secured Party in connection with this deed may be conditional. The Grantor must comply with any conditions imposed by the Secured Party.

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16.5	Continuing provisions

The provisions of this deed and this deed constitute continuing obligations regardless of any intermediate payment or discharge of the Secured Money in whole or in part, or any other thing.

16.6	Counterparts

This Deed may be executed in counterparts which taken together constitute one and the same agreement, and any party may enter into this deed by executing a counterpart.

16.7	Exercise and waiver of rights

The rights of the Secured Party under this deed:

(a)	may be exercised as often as necessary;

(b)	except as otherwise expressly provided by this deed, are cumulative and not exclusive of its rights under the general law; and

(c)	may be waived only in writing and specifically,

and delay in exercising or non-exercise of any right is not a waiver of that right.

16.8	Indemnities

(a)	Each indemnity in this deed is a continuing obligation, separate and independent from the other obligations of the parties and survives termination, completion, expiration or release of this deed.

(b)	It is not necessary for the Secured Party to incur any expense or to make any payment before enforcing a right of indemnity conferred by this deed.

16.9	Moratorium legislation

To the fullest extent permitted by law, all laws which at any time operate directly or indirectly to lessen, stay, reduce or otherwise affect in favour of the Grantor any obligation under this deed, or to delay or otherwise prevent or prejudicially affect the exercise by the Secured Party of any power or right under this deed or otherwise, are expressly waived.

16.10	Prohibition and enforceability

If a term of this deed is illegal, invalid or unenforceable in any respect under any jurisdiction, that will not affect:

(a)	the legality, validity or enforceability in that jurisdiction of any other term of this deed; or

(b)	the legality, validity or enforceability in other jurisdictions of that or any other term of this deed.

16.11	Waiver of defences

The provisions of this deed and the obligations of the parties to this deed are not affected by any act, omission, matter or thing which, but for this clause 16.11, might have that effect, including:

(a)	any time, waiver, postponement or other concession granted to, or composition or arrangement with, the Grantor or any other person;

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(b)	any full, partial or conditional release or discharge of the Grantor or any other person by operation of law or under the terms of any composition or arrangement with any creditor of any person;

(c)	the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, the Grantor or any other person under this deed or otherwise;

(d)	any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

(e)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of the Grantor or any other person;

(f)	any variation, amendment or replacement (however fundamental and whether or not such variation, amendment or replacement imposes any additional liability or disadvantages the Grantor or any other person) of this deed or any other document or security;

(g)	any unenforceability, illegality, invalidity, non-provability or frustration of any obligation of any person under this deed or any other document or security;

(h)	any set-off, combination of accounts or counterclaim;

(i)	any insolvency, liquidation, dissolution or similar proceedings or anything resulting from such proceedings which affects any obligation of the Grantor or any other person;

(j)	any determination, rescission, repudiation or termination of this deed or any obligations under this deed or any other document or security by any person (or the acceptance of any of those actions by any person);

(k)	the release or substitution of any property the subject of any Security Document;

(l)	the failure to obtain any Security Interest or the loss or impairment of any Security Interest by operation of law or otherwise, whether or not the same is in breach of an express or implied condition to obtain or preserve that Security Interest or is in breach of any equitable duty which might otherwise have been imposed on the Secured Party;

(m)	the transfer, assignment or novation by the Secured Party or any other person of all or any of its rights or obligations under this deed;

(n)	any failure by the Secured Party to disclose to any person any material or unusual fact, circumstance, event or thing known to, or which ought to have been known by, the Secured Party relating to or affecting the Grantor or any other person at any time before or during the currency of this deed, whether prejudicial or not to the rights and liabilities of any person and whether or not the Secured Party was under an obligation or duty to disclose that fact, circumstance, event or thing to any person; and

(o)	any person, whether named as a party or not, does not execute this deed or the execution of this deed by any person is invalid, forged or irregular in any way.

16.12	Waiver of immunity

The Grantor irrevocably and unconditionally:

(a)	agrees not to claim any immunity from proceedings brought by the Secured Party against it in relation to this deed and to ensure that no such claim is made on its behalf;

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(b)	consents generally to the giving of any relief or the issue of any process in connection with those proceedings; and

(c)	waives all rights of immunity in respect of it or its assets.

17	GOVERNING LAW AND JURISDICTION

17.1	Governing law

This deed is governed by the law applying in New South Wales.

17.2	Jurisdiction

(a)	The Grantor irrevocably submits to the non-exclusive jurisdiction of the courts of New South Wales and the courts competent to determine appeals from those courts with respect to any proceedings that may at any time be brought in relation to this deed.

(b)	The Grantor irrevocably waives any objection it may now or in the future have to the venue of any proceedings and any claim it may now or in the future have that any proceedings have been brought in an inconvenient forum, where that venue falls within clause 17.2(a).

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SIGNING PAGE

EXECUTED AS A DEED

Signed, sealed, and delivered by Openmarkets

Group Limited ACN 159 661 453 in

accordance with section 127 of the

Corporations Act 2001:

Director/company secretary	Director

Name of director/company secretary	Name of director

(BLOCK LETTERS)	(BLOCK LETTERS)

Signed, sealed, and delivered by OMG

(Acquisition Co) Pty Ltd ACN 660 155 000 in

accordance with section 127 of the

Corporations Act 2001:

Director/company secretary	Director

Name of director/company secretary (BLOCK LETTERS)	Name of director (BLOCK LETTERS)